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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Ashford Inc.
(Name of Registrant as Specified In Its Charter)

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2018 Proxy Statement
Annual Meeting of Stockholders

Friday, June 15, 2018
9:00 a.m., Central Time

Dallas/Fort Worth Airport Marriott
8440 Freeport Pkwy
Irving, Texas 75063

May 30, 2018

Dear Stockholders:

        On behalf of the Board of Directors of Ashford Inc., I cordially invite you to attend our 2018 Annual Meeting of Stockholders, which will be held at 9:00 a.m. Central time on Friday, June 15, 2018.

        2017 was a year of considerable achievement for Ashford Inc. as we delivered solid financial results, successfully executed our high-growth, fee-based business model and continued to leverage our hospitality and investment experience to identify and invest in hospitality-related opportunities where we can leverage our management expertise and the size and diversity of the hotel portfolios at our managed REITs to accelerate substantial growth. We are confident in our long-term strategy and believe we have significant opportunities to continue to accelerate Ashford's growth and create meaningful value for our stockholders.

        In 2017, as measured by our Adjusted EBITDA and Adjusted EPS we delivered solid financial and operating performance—with significant growth in revenue and adjusted earnings—and we are very pleased with the groundwork we are laying for the continued success of our platform. We entered 2018 well positioned for further growth and we expect that a lower effective tax rate will have a significant positive impact on our earnings in 2018 and future years.

        Within our managed platforms, we can grow through the expansion of the asset bases of the companies we currently advise both organically as well as through accretive acquisitions. Looking ahead, we are well positioned to grow Ashford Inc., not only through the internal or external growth of Ashford Hospitality Trust, Inc. and Braemar Hotels & Resorts Inc. (formerly Ashford Hospitality Prime, Inc.), but also by adding additional investment platforms or by acquiring, managing or incubating additional hospitality or real estate related businesses, continuing a trend we displayed in 2017 and through the beginning of 2018.

        We have accomplished a great deal over the last year, and we are excited about our progress and our plans for 2018. We believe the structure of the Ashford group of companies will continue to benefit investors as our managed companies provide the flexibility to choose the investment strategies that best fit their needs and objectives. Our team's main goal has always been and will remain building stockholder value.

        We encourage you to read this proxy statement carefully and to vote your proxy as soon as possible so that your shares will be represented at the meeting.

Sincerely,

Monty J. Bennett
 Founder, Chief Executive Officer and Chairman of the Board

NOTICE OF 2018 ANNUAL MEETING OF STOCKHOLDERS

Meeting Date:	Friday, June 15, 2018
Meeting Time:	9:00 a.m., Central time
Location:	Dallas/Fort Worth Airport Marriott
8440 Freeport Pkwy
Irving, Texas 75063

Agenda:

  1.
  Election of seven directors;

  2.
  Extension of the term of our stockholder rights plan for an additional three years;

  3.
  Ratification of the appointment of BDO USA, LLP as our independent auditors for 2018;

  4.
  Adjournment or postponement of the annual meeting, if necessary or appropriate, to solicit additional proxies to approve any other proposal; and

  5.
  Transaction of any other business that may properly come before the annual meeting.

Record Date:

        You may vote at the 2018 Annual Meeting of Stockholders the shares of common stock of which you were the holder of record at the close of business on May 4, 2018.

Review this proxy statement and vote in one of the four ways:

  •
  In person: Attend the annual meeting and vote by ballot.

  •
  By telephone: Call the telephone number and follow the instructions on your proxy card.

  •
  Via the internet: Go to the website address shown on your proxy card and follow the instructions on the website.

  •
  By mail: Mark, sign, date and return the enclosed proxy card in the postage-paid envelop.

By order of the Board of Directors,

Deric S. Eubanks, Chief Financial Officer

14185 Dallas Parkway, Suite 1100
Dallas, Texas 75254
May 30, 2018

i

        IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2018 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 15, 2018.

        The Company's Proxy Statement for the 2018 Annual Meeting of Stockholders, the Annual Report to Stockholders for the fiscal year ended December 31, 2017, including the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2017, as amended, are available at www.ashfordinc.com by clicking "INVESTORS," then "Financial Reports & SEC Filings," and then "Annual Meeting Material." The information contained on our website is expressly not incorporated by reference into this proxy statement.

ii

SUMMARY

        This summary highlights selected information contained in this proxy statement, but it does not contain all the information you should consider in determining how to vote your shares of our common stock at the 2018 annual meeting of stockholders of the Company. We urge you to read the entire proxy statement before you vote. This proxy statement was first mailed to stockholders on or about May 30, 2018.

        We are providing these proxy materials in connection with the solicitation by the board of directors of Ashford Inc. of proxies to be voted at our 2018 annual meeting of stockholders.

        In this proxy statement, unless otherwise indicated or as the context otherwise requires:

  •
  "we," "our," "us," "Ashford," and the "Company" each refers to Ashford Inc. (NYSE American LLC: AINC), a Maryland corporation;

  •
  "Annual Meeting" refers to the 2018 annual meeting of stockholders of the Company;

  •
  "Ashford LLC" refers to Ashford Hospitality Advisors LLC, a Delaware limited liability company and our subsidiary;

  •
  "Ashford Trust" refers to Ashford Hospitality Trust, Inc. (NYSE: AHT), a Maryland corporation and real estate investment trust ("REIT") from which we were spun off in November 2014;

  •
  "Board of Directors," "board of directors" or "Board" means the board of directors of Ashford Inc. unless the context otherwise requires;

  •
  "Braemar" refers to Braemar Hotels & Resorts Inc. (NYSE: BHR), a Maryland corporation and REIT that was spun off from Ashford Trust in November 2013 (formerly known as "Ashford Hospitality Prime, Inc.");

  •
  "Code" refers to the Internal Revenue Code of 1986, as amended;

  •
  "Exchange Act" refers to the Securities Exchange Act of 1934, as amended;

  •
  "NYSE American" refers to NYSE American LLC, the stock exchange formerly known as "NYSE MKT" on which shares of our common stock are listed for trading;

  •
  "Remington" refers to Remington Holdings, L.P., a Delaware limited partnership, which owns Remington Lodging & Hospitality, LLC, a Delaware limited liability company and property management and project management company. Monty J. Bennett, our Chief Executive Officer and Chairman of the Board, and his father, Archie Bennett, Jr., Chairman Emeritus of Ashford Trust, beneficially own, directly or indirectly, 100% of Remington. Monty J. Bennett also serves as the Chief Executive Officer of Remington, Chairman of Ashford Trust and Chairman of Braemar;

  •
  "SEC" refers to the U.S. Securities and Exchange Commission; and

  •
  "Securities Act" refers to the Securities Act of 1933, as amended.

        We, together with Ashford LLC, serve as external advisor to each of Ashford Trust and Braemar. In this proxy statement, we refer to Ashford Inc. and Ashford LLC collectively as "advisor."

The Annual Meeting of Stockholders

Time and Date	Record Date
9:00 a.m., Central time, June 15, 2018	May 4, 2018

Place	Number of Common Shares Eligible to Vote at the Annual Meeting as of the Record Date
Dallas/Fort Worth Airport Marriott	2,103,353
8440 Freeport Pkwy Irving, Texas 75063

Voting Matters at the Annual Meeting

Matter	Board Recommendation	Page Reference (for more detail)
Election of Directors	For each director nominee	8
Extension of the Term of Our Stockholder Rights Plan	For	37
Ratification of Appointment of BDO USA, LLP	For	40
Adjournment or Postponement of the Annual Meeting	For	43

        We are an "emerging growth company" under the rules of the SEC and as such are not required to include certain information in this proxy statement that companies that are not "emerging growth companies" must include, including a compensation discussion and analysis, certain compensation tables and related narrative information and pay-ratio disclosure. We have elected to take advantage of such lesser disclosure requirements in presenting information in this proxy statement.

Board Nominees

        The following table provides summary information about each director nominee. All directors of the Company are elected annually by a plurality of all of the votes cast for and against each nominee.

			Committee Memberships*
						Other U.S. Public Company Boards
	Director Since
Name, Age		Principal Occupation	A	NCG	C
Monty J. Bennett, 53	2014	Chairman and Chief Executive Officer of the Company; Chairman of Ashford Trust; Chairman of Braemar; Chief Executive Officer of Remington				Ashford Trust; Braemar
Dinesh P. Chandiramani, 50	2014	Regional Vice President, Franchise Sales and Development, Americas of Radisson Hotel Group	F
Darrell T. Hail, 52	2014	President, Women's A.R.C., LLC

			Committee Memberships*
						Other U.S. Public Company Boards
	Director Since
Name, Age		Principal Occupation	A	NCG	C
J. Robison Hays, III, 40	2014	Co-President and Chief Strategy Officer of Ashford Inc.; Chief Strategy Officer of Ashford Trust and Braemar
Uno Immanivong, 40	2017	Chef and owner of Chino Chinatown and Red Stix
John Mauldin, 68	2014	Owner and Chairman of Mauldin Economics; owner and President of Millennium Wave Advisors; President and registered principal of Millennium Wave Securities
Brian Wheeler, 49 (L)	2014	Chief Technology Officer at Nieman Printing; Principal at Evolution

*
Reflects current committee membership of current directors standing for re-election only and is not intended to imply any future committee membership after the election of our directors at the Annual Meeting. The Board, in consultation with the Nominating and Corporate Governance Committee, will determine the appropriate committee membership for the forthcoming year shortly after the completion of the Annual Meeting.

A: Audit Committee

NCG: Nominating and Corporate Governance Committee

C: Compensation Committee

L: Lead Director

F: Audit Committee Financial Expert

Summary of Director Diversity and Experience

        The Board embodies a broad and diverse set of experiences, qualifications, attributes and skills. Below is a brief summary of some of the attributes, skills and experiences of our director nominees. For a more complete description of each director nominee's qualifications, please see their biographies.

Corporate Governance Highlights

        We are committed to the values of effective corporate governance and high ethical standards. Our Board believes that these values are conducive to the strong performance of the Company and creating long-term stockholder value. Our governance framework gives our independent directors the structure necessary to provide oversight, direction, advice and counsel to the management of the Company. This framework is described in more detail in our Corporate Governance Guidelines and our Code of Business Conduct and Ethics, which can be found in the governance documents section of our website at www.ashfordinc.com. The information contained on our website is expressly not incorporated by reference into this proxy statement. As reflected below, in recent years, we have made improvements to our corporate governance framework.

Recent Developments in 2016 and 2017	• Declassified the Board so that we elect every director annually
• Redesigned proxy statement to be more readable and useful for stockholders
Board Independence	• All directors, except our Chairman and Mr. J. Robison Hays, III, our Co-President and Chief Strategy Officer, are independent
Board Committees	• Three standing Board committees:
• Audit Committee
• Compensation Committee
• Nominating and Corporate Governance Committee
• All committees composed entirely of independent directors
• One Audit Committee member is a "financial expert"
Leadership Structure	• Fully independent and empowered Lead Director with broadly defined authority and responsibilities
Risk Oversight	• Regular Board review of enterprise risk management and related policies, processes and controls
• Board committees exercise oversight of risk for matters under their purview
Open Communication	• We encourage open communication and strong working relationships among the Lead Director, Chairman and Chief Executive Officer and other directors and officers
• Our directors have full access to management and employees
Stock Ownership	• Mandatory stock ownership guidelines for directors and executives
• our directors are required to own our common stock in an amount in excess of 3x the annual board retainer fee
• our Chief Executive Officer is required to own our common stock in an amount in excess of 6x his annual base salary
• each of our Co-Presidents (if not also the Chief Executive Officer) is required to own our common stock in an amount in excess of 4x his annual base salary

• our other executive officers are required to own our common stock in an amount in excess of 3x his or her annual base salary
• Comprehensive insider trading policy
• Prohibitions on hedging and pledging transactions
Accountability to Stockholders	• We have a non-classified Board and elect every director annually
• We have not elected to be subject to the provisions of the Maryland Unsolicited Takeover Act which, among other matters, would have permitted the Board to classify itself without a stockholder vote
• Stockholders holding at least a majority of the voting power of our outstanding voting shares may call special meetings of stockholders
• Stockholders have the power to amend the bylaws by the vote of a majority of the voting power of our outstanding capital stock
• Board receives regular updates from management interaction with stockholders and prospective investors
Board Practices	• Robust annual Board and committee self-evaluation process
• Mandatory director retirement at age 70 unless waived by the Board
• Balanced and diverse Board composition
• Limits on outside public company Board service
Conflicts of Interest	• Matters relating to Ashford Trust, Braemar or any other related party are subject to the approval of a majority of our disinterested directors

PROPOSAL ONE—ELECTION OF DIRECTORS

        All of our directors are elected annually by our stockholders. Our Nominating and Corporate Governance Committee has recommended, and the Board of Directors has nominated, for re-election all seven persons currently serving as directors of the Company. If elected by the required vote, each of the persons nominated as director will serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualified.

        Set forth below are the names, principal occupations, committee memberships, ages, directorships held with other companies, and other biographical data for each of the seven nominees for director, as well as the month and year each nominee first began his or her service on the Board of Directors.

        If any nominee becomes unable to stand for election as a director, an event that the Board of Directors does not presently expect, the Board of Directors reserves the right to nominate substitute nominees prior to the Annual Meeting. In such a case, the Company will file an amended proxy statement that will identify the substitute nominees, disclose whether such nominees have consented to being named in such revised proxy statement and to serve, if elected, and include such other disclosure relating to such nominees as may be required under the Exchange Act.

        The affirmative vote of a plurality of all of the votes cast for and against each nominee at the Annual Meeting will be required to elect each nominee to the Board of Directors.

        The Board of Directors unanimously recommends a vote FOR all nominees.

Nominees for Election as Director

MONTY J. BENNETT Age 53 Chairman and Chief Executive Officer since 2014	Monty J. Bennett has served as our Chief Executive Officer and Chairman of the Board of Directors since November 2014. He has served as Chairman of the Board of Braemar since April 2013. Mr. Monty J. Bennett has also served on Ashford Trust's Board since May 2003 and served as its Chief Executive Officer from that time until February 2017. Effective in January 2013, Mr. Bennett was appointed as the Chairman of the Board of Ashford Trust. Prior to January 2009, Mr. Bennett also served as Ashford Trust's President. Mr. Bennett currently serves as the chairman of Ashford Trust's acquisitions committee. Mr. Bennett also serves as the Chairman of Ashford Investment Management, LLC ("AIM"), an investment fund platform and an indirect subsidiary of Ashford Inc., and as Chief Executive Officer of Remington. Mr. Bennett joined Remington Hotel Corporation in 1992 and has served in several key positions, such as President, Executive Vice President, Director of Information Systems, General Manager and Operations Director.

Mr. Bennett holds a Master's degree in Business Administration from the S.C. Johnson Graduate School of Management at Cornell University and a Bachelor of Science degree with distinction from the Cornell School of Hotel Administration.

He is a life member of the Cornell Hotel Society. He has over 20 years of experience in the hotel industry and has experience in virtually all aspects of the hospitality industry, including hotel ownership, finance, operations, development, asset management and project management. He is a member of the American Hotel & Lodging Association's Industry Real Estate Finance Advisory Council, and is on the Advisory Editorial Board for GlobalHotelNetwork.com. He is also a member of the CEO Fiscal Leadership Council for Fix the Debt, a non-partisan group dedicated to reducing the nation's federal debt level and on the advisory Board of Texans for Education Reform. Formerly, Mr. Bennett was a member of Marriott's Owner Advisory Council and Hilton's Embassy Suites Franchise Advisory Council.

Mr. Bennett is a frequent speaker and panelist for various hotel development and industry conferences, including the NYU Lodging Conference and the Americas Lodging Investment Summit conferences. Mr. Bennett received the Top-Performing CEO Award from HVS for 2011. This award is presented each year to the CEO in the hospitality industry who offers the best value to stockholders based on HVS's pay-for-performance model. The model compares financial results relative to CEO compensation, as well as stock appreciation, company growth and increases in EBITDA.
Experience, Qualifications, Attributes and Skills: Mr. Bennett's extensive industry experience as well as the strong and consistent leadership qualities he has displayed in his current role as the Chief Executive Officer and Chairman of the Company, and his experience with, and knowledge of, the Company and its operations gained in those roles and in his prior role as the Chief Executive Office and currently as Chairman of each of Ashford Trust and Braemar are vital qualifications and skills that make him uniquely qualified to serve as a director of the Company and as the Chairman of the Board.

DINESH P. CHANDIRAMANI Age 50 Director since 2014 Independent Committees: • Audit (chair) • Compensation

Dinesh P. Chandiramani has served on the Board since November 2014 and currently serves as chairman of our Audit Committee and as a member of our Compensation Committee. Mr. Chandiramani is the Regional Vice President, Franchise Sales and Development, Americas for Radisson Hotel Group and a Partner at America TMC. Mr. Chandiramani has served since 2008 as the Chief Executive Officer and President of Hyphen Construction Group, a national general contracting firm specializing in the hospitality industry. Prior to joining Hyphen Construction Group Mr. Chandiramani worked at Response Remediation Service Company, a remediation and restoration contracting company from 2002 to 2008.

Experience, Qualifications, Attributes and Skills: He has demonstrated his commitment to Boardroom excellence by completing NACD's comprehensive program of study for corporate directors. Mr. Chandiramani attended Texas Tech University. He supplements his skill sets through ongoing engagement with the director community and access to leading practices, which are beneficial to his service on the Board. In addition, Mr. Chandiramani brings his experience with, and knowledge of, the Company and its operations gained as a director of the Company since November 2014 to his role as a director of the Company.

DARRELL T. HAIL Age 52 Director since 2014 Independent Committees: • Audit • Compensation (chair) • Nominating and corporate governance

Darrell T. Hail has served on the Board since November 2014 and currently serves as chairman of our Compensation Committee and a member of our Audit Committee and our Nominating and Corporate Governance Committee. Mr. Hail is the President of Womens A.R.C., LLC and served as a producer at Hotchkiss Insurance Agency, a Texas-based insurance agency, from 2011 through 2018. Prior to joining Hotchkiss Insurance Agency, Mr. Hail served as a producer at USI, an insurance brokering and consulting agency, from 2005 to 2011 and at Summit Global Partners, a Dallas-based insurance agency from 2002 to 2005. From 1995 through 2002, Mr. Hail served as the manager and owner of Westlake Golf in The Hills, a retail golf operation in Austin, Texas. Mr. Hail earned his Bachelor of Arts in History from the University of Texas at Austin in 1988.

Experience, Qualifications, Attributes and Skills: Mr. Hail brings significant business experience, including the design and implementation of complex insurance programs for clients in various industries, to the Board of Directors. In addition, Mr. Hail brings his experience with, and knowledge of, the Company and its operations gained as a director of the Company since November 2014 to his role as a director of the Company.

J. ROBISON HAYS, III Age 40 Director since 2014 Co-President and Chief Strategy Officer
J. Robison Hays, III has served on the Board since November 2014. He became our Co-President in March 2018. He has served as our Chief Strategy Officer since November 2014 and has served in that capacity for Ashford Trust and Braemar since May 2015. Mr. Hays served as the Senior Vice-President of Corporate Finance and Strategy for us, Braemar and Ashford Trust until May 2015. Mr. Hays also serves as Chief Investment Officer of AIM. Mr. Hays has been with Ashford Trust since April 2005. Mr. Hays is responsible for the formation and execution of our strategic initiatives, working closely with our Chief Executive Officer. He also oversees all financial analysis as it relates to the corporate model, including acquisitions, divestitures, refinancings, hedging, capital market transactions and major capital outlays.

Prior to 2013, in addition to his other responsibilities, Mr. Hays was in charge of Ashford Trust's investor relations group. Mr. Hays is a frequent speaker at industry and Wall Street investor conferences. Prior to joining Ashford Trust, Mr. Hays worked in the Corporate Development office of Dresser, Inc., a Dallas-based oil field service and manufacturing company, where he focused on mergers, acquisitions and strategic direction. Before working at Dresser, Mr. Hays was a member of the Merrill Lynch Global Power & Energy Investment Banking Group based in Texas.
Mr. Hays has been a frequent speaker at various lodging, real estate and alternative investment conferences around the globe. He earned his A.B. degree in Politics with a certificate in Political Economy from Princeton University and later studied philosophy at the Pontifical University of the Holy Cross in Rome, Italy.
Experience, Qualifications, Attributes and Skills: Mr. Hays brings extensive business and finance experience gained while serving as Chief Strategy Officer for Ashford Trust, Braemar and Ashford LLC, as well as his experience with the formation and execution of our strategic initiatives, to the Board of Directors. In addition, Mr. Hays brings his experience with, and knowledge of, the Company and its operations gained as a director of the Company since November 2014 to his role as a director of the Company.

UNO IMMANIVONG Age 40 Director since 2017 Independent Committees: • Audit • Nominating and corporate governance

Ms. Immanivong has served on the Board since May 2017 and currently serves as a member of our Audit Committee and our Nominating and Corporate Governance Committee. Ms. Immanivong has been the Chef and Owner of Chino Chinatown and Red Stix since September 13, 2013 and April 1, 2017, respectively. Her role as a chef and owner of restaurants include day-to-day management, training, budgeting, sales forecasting, creation and promotion special events, review inventory, complete payroll and compensation incentive for managers, coordinate and tape television appearances, and confer with partners on financials and growth planning.

From March 2005 to September 2013, Ms. Immanivong was a Regional Sales and Support Consultant for Wells Fargo Home Mortgage where she was responsible for working with the Regional Manager and regional sales management staff in the implementation and consistent execution of sales strategy and sales support functions. She was also the primary support resource for the region and liaison with the division management team, division implementation team, Compliance, Audit, Academy and other home office functional groups. Further, she assisted in the preparation of regional forecasting and budgeting, ensured the communication of and adherence to sales policies, compiled and reviewed audit report and reports findings, developed plans to address audit deficiencies, and developed reporting mechanisms and trend analysis to identify business needs and opportunities.
From 1998 until 2005, Ms. Immanivong held various positions at Citibank, including mortgage loan underwriter and mortgage cross-sell product manager.
Experience, Qualifications, Attributes and Skills: Ms. Immanivong brings her familiarity with the restaurant industry and business management to the Board.

JOHN MAULDIN Age 68 Director since 2014 Independent
Mr. Mauldin has served on the Board since November 2014. Mr. Mauldin is an owner of Mauldin Economics, a publisher of investing resources, and has served as its Chairman since February 2012. Mr. Mauldin also owns Millennium Wave Advisors, a state-registered investment advisory firm, and has served as its President since its inception in 1999. Mr. Mauldin is also the President and registered principal of Millennium Wave Securities, a FINRA & SIPC registered broker-dealer. He is also a public speaker on topics relating to finance and the economy, a published author on such topics and a frequent contributor for various publications and television shows on such topics.

Mr. Mauldin has an undergraduate degree in Political Science/Economics from Rice University, as well as a Masters in Divinity from Southwestern Baptist Theological Seminary.
Experience, Qualifications, Attributes and Skills: Mr. Mauldin brings extensive experience as an investment advisor, as well as extensive knowledge of finance and economics, to the Board of Directors. In addition, Mr. Mauldin brings his experience with, and knowledge of, the Company and its operations gained as a director of the Company since November 2014 to his role as a director of the Company.
BRIAN WHEELER Age 49 Lead Director Director since 2014 Independent Committees: • Compensation • Nominating and corporate governance (chair)

Brian Wheeler has served on the Board of Directors since November 2014 and currently serves as our lead director and as chairman of our Nominating and Corporate Governance Committee and as a member of our Compensation Committee. Mr. Wheeler is the Chief Technology Officer, Director-Print Management and Director-Digital Operations of Nieman Printing, Inc., one of the largest wholesale printing facilities in the Southwest United States, and a Principal of Evolution, a coaching and mentoring program for executives, since July 2012. Mr. Wheeler previously served as a marketing and communications strategist at Visible Dialogue, a boutique marketing and communications consultancy firm, and as a member of the Board of Directors of Visible Dialogue since May 2011.

Experience, Qualifications, Attributes and Skills: Mr. Wheeler brings more than 15 years of experience delivering print management and marketing and communication solutions, as well as over 10 years of experience driving brand development and growth strategies, to the Board of Directors. In addition, Mr. Wheeler brings his experience with, and knowledge of, the Company and its operations gained as a director of the Company since November 2014 to his role as a director of the Company.

Summary of Director Qualifications, Skills, Attributes and Experience

        Our Nominating and Corporate Governance Committee and the full Board believe a complementary mix of diverse qualifications, skills, attributes, and experiences will best serve the Company and its stockholders. The summary of our directors' qualifications, skills, attributes and experiences that appears below, and the related narrative for each director nominee appearing in the directors' biographies above, note some of the specific experience, qualifications, attributes and skills for each director that the Board considers important in determining that each nominee should serve on the Board in light of the Company's business, structure and strategic direction. The absence of a checkmark for a particular skill does not mean the director in question is unable to contribute to the decision making process in that area.

Skills/Qualification	Bennett	Chandiramani	Hail	Hays	Immanivong	Mauldin	Wheeler
Academia/Education brings perspective regarding organizational, management or academic research relevant to our business and strategy
Accounting/Financial Literacy assists our directors in understanding and overseeing our financial reporting and internal controls, ensuring transparency and accuracy
Business Leader role as company executive officer or head of a government organization
Gender/ Racial Diversity supports our goal of ensuring consideration of a wide range of perspectives
Financial/Capital Markets experience is important to raising the capital needed to fund our business
Management experience provides directors a practical understanding of developing, implementing and assessing our operating plan and business strategy
Real Estate Investment expertise is important in understanding our business and strategy
REIT/Lodging experience brings knowledge of the industry and issues facing real estate investment trusts
Risk Management experience is critical to the Board's role in overseeing the risks facing the Company
Independence

CORPORATE GOVERNANCE

        The Board is committed to corporate governance practices that promote the long-term interest of our stockholders. The Board regularly reviews developments in corporate governance and updates the Company's corporate governance framework, including its corporate governance policies and guidelines, as it deems necessary and appropriate. Our policies and practices reflect corporate governance initiatives that comply with the listing requirements of the NYSE American and the corporate governance requirements of the Sarbanes-Oxley Act of 2002. We maintain a corporate governance section on our website, which includes key information about our corporate governance initiatives including our Corporate Governance Guidelines, charters for the committees of the Board, our Code of Business Conduct and Ethics and our Code of Ethics for the Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer. The corporate governance section can be found on our website at www.ashfordinc.com by clicking "INVESTORS" and then "Corporate Governance." The information contained on our website is expressly not incorporated by reference into this proxy statement.

Code of Business Conduct and Ethics

        Our Code of Business Conduct and Ethics applies to our Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer, as well as our other officers and our directors and to each employee of the Company or Ashford LLC. Among other matters, our Code of Business Conduct and Ethics is designed to deter wrongdoing and to promote:

  •
  honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

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  full, fair, accurate, timely and understandable disclosure in our public communications;

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  compliance with applicable governmental laws, rules and regulations;

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  prompt internal reporting of violations of the code to appropriate persons identified in the code; and

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  accountability for adherence to the code.

        Any waiver of the Code of Business Conduct and ethics for our officers or directors may be made only by the Board or one of the Board committees and will be promptly disclosed if and to the extent required by law or stock exchange regulations.

Board Leadership Structure

        The Board regularly considers the optimal leadership structure for the Company and its stockholders. In making decisions related to our leadership structure, specifically when determining whether to have a joint chief executive officer and chairman or to separate these offices, the Board considers many factors, including the specific needs of the Company in light of its current strategic initiatives and the best interest of our stockholders.

        Upon the completion of our spin-off from Ashford Trust in November 2014, the Board determined that Mr. Monty J. Bennett was the best candidate to fill the role of Chairman of the Board as well as to serve as our Chief Executive Officer. In making this determination, the Board took into consideration the Company's strategic initiatives, Mr. Bennett's expertise in the hospitality industry, which he has developed over the last 20 years, and his superior performance, as evidenced by the total stockholder return during Mr. Bennett's tenure as Chief Executive Officer of Ashford Trust. The Board continues to believe that combining the roles of chairman and chief executive officer at this time is in the best interest of our stockholders and that our current leadership structure provides a very well-functioning and effective balance between strong company leadership and appropriate safeguards and oversight by independent directors.

        The combined role of chairman and chief executive officer is both counterbalanced and enhanced by an independent director serving as the lead director. Pursuant to our Corporate Governance Guidelines, in 2017 the Board re-appointed Mr. Brian Wheeler to serve as the lead independent director for a one-year term. The lead director has the following duties and responsibilities:

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  preside at all meetings of the Board at which the Chairman is not present and all executive sessions of the independent or non-employee directors;

  •
  advise the Chairman and Chief Executive Officer of decisions reached and suggestions made at meetings of independent directors or non-employee directors;

  •
  serve as liaison between the Chairman and the independent directors;

  •
  approve information sent to the Board;

  •
  approve meeting agendas for the Board;

  •
  approve meeting schedules to assure that there is sufficient time for discussion of all agenda items;

  •
  authorize the calling of meetings of the independent directors; and

  •
  if requested by major stockholders, be available for consultation and direct communication.

        In 2017, our independent directors held 2 independent executive sessions.

        In addition, pursuant to our bylaws and our Corporate Governance Guidelines, the Board must maintain a majority of independent directors at all times, and if the Chairman of the Board is not an independent director, at least two-thirds of the directors must be independent. The Board must also comply with each of the conflict of interest policies discussed in "Certain Relationships and Related Person Transactions—Conflicts of Interest Policies." Our corporate governance policies prohibit hedging or pledging of any stock held by our directors, officers or employees. Our bylaw provisions, corporate governance policies and conflicts of interest policies are designed to provide a strong and independent board that provides balance to the chief executive officer and chairman positions and ensure independent director input and control over matters involving potential conflicts of interest.

Board Role

        The business and affairs of the Company are managed by or under the direction of the Board in accordance with Maryland law. The Board provides direction to, and oversight of, management of the Company. In addition, the Board establishes the strategic direction of the Company and oversees the performance of the Company's business, management and the employees. The management of the Company is responsible for presenting business objectives, opportunities and/or strategic plans to our Board for review and approval and for implementing the Company's strategic direction and the Board's directives.

  Strategy

        The Board recognizes the importance of ensuring that our overall business strategy is designed to create long-term value for our stockholders and maintains an active oversight role in formulating, planning and implementing the Company's strategy. The Board regularly considers the progress of and challenges to the Company's strategy and related risks throughout the year. At each regularly-scheduled board meeting, the management and the Board discuss strategic and other significant business developments since the last meeting and the Board considers, recommends and approves any changes in strategies for the Company.

  Risk Oversight

        Our full Board has ultimate responsibility for risk oversight, but the committees of the Board help oversee risk in areas over which they have responsibility. The Board does not view risk in isolation. Risks are considered in virtually every business decision and as part of the Company's business strategy. The Board and the Board committees receive regular updates related to various risks for both our Company and our industry. The Audit Committee regularly receives and discusses reports from members of management who are involved in the risk assessment and risk management functions of the Company. The Compensation Committee annually reviews the overall structure of our equity compensation programs to ensure that those programs do not encourage executives to take unnecessary or excessive risks.

  Succession Planning

        The Board, acting through the Nominating and Corporate Governance Committee, has reviewed and concurred in a management succession plan, developed by our Chairman, to ensure continuity in senior management. This plan, on which our Chief Executive Officer is to report from time to time, addresses:

  •
  emergency Chief Executive Officer succession;

  •
  Chief Executive Officer succession in the ordinary course of business; and

  •
  succession for the other members of senior management.

        The plan also includes an assessment of senior management experience, performance, skills and planned career paths.

Board Refreshment

        In addition to ensuring the Board reflects an appropriate mix of experiences, qualifications, attributes and skills, the Nominating and Corporate Governance Committee also focuses on director succession and tenure. For example, our bylaws provide that individuals who would be 70 years of age at the time of their election may not serve on the Board unless the Board waives such limitation. Upon attaining age 70 while serving as a director of the Company and annually thereafter, an individual must tender a letter of proposed retirement from the Board effective at the expiration of such individual's current term, and the Board may accept the retirement of the director or request such director to continue to serve as a director. In 2017, our Nominating and Corporate Governance Committee recommended, and our full board nominated, Ms. Uno Immanivong to serve as a director. Ms. Immanivong was elected by our stockholders in our 2017 annual meeting of stockholders, resulting in lower average tenure, younger average age, and broadened gender and racial diversity of background for the Board.

Director Nomination Procedures by the Company

        The Nominating and Corporate Governance Committee recommends qualified candidates for Board membership based on the following criteria:

  •
  integrity, experience, achievements, judgment, intelligence, competence, personal character, expertise, skills, knowledge useful to the oversight of the Company's business, ability to make independent analytical inquiries, willingness to devote adequate time to Board duties and likelihood of a sustained period of service on the Board;

  •
  business or other relevant experience; and

  •
  the extent to which the interplay of the candidate's expertise, skills, knowledge and experience with that of other Board members will build a Board that is effective, collegial and responsive to the needs of the Company.

        In connection with the selection of nominees for director, consideration will also be given to the Board's desire for an overall balance of diversity, including diversity in background, experience, perspective, sex, race, ethnicity, color, age, geography, viewpoint, education and skills. The Board, taking into consideration the recommendations of the Nominating and Corporate Governance Committee, is responsible for selecting the director nominees for election by the stockholders and for appointing directors to the Board between annual meetings to fill vacancies, with primary emphasis on the criteria set forth above. The Board and the Nominating and Corporate Governance Committee assess the effectiveness of the Board's diversity efforts as part of the annual Board evaluation process.

Stockholder Nominations and Recommendations

        Our bylaws permit stockholders to nominate candidates for election as directors of the Company at an annual meeting of stockholders. Stockholders wishing to nominate director candidates can do so by providing a written notice to the Corporate Secretary, Ashford Inc., 14185 Dallas Parkway, Suite 1100, Dallas, Texas 75254. Stockholder nomination notices and the accompanying certificate, as described below, must be received by the Corporate Secretary not earlier than January 30, 2019 and not later than 5:00 p.m., Eastern time, on March 1, 2019 for the nominated individuals to be considered for candidacy at the 2019 annual meeting of stockholders. Such nomination notices must include all information regarding the proposed nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the proposed nominee as a director in an election contest pursuant to the SEC's proxy rules under Exchange Act as well as certain other information regarding the proposed nominee, the stockholder nominating such proposed nominee and certain persons associated with such stockholder, and must be accompanied by a certificate of the nominating stockholder as to certain matters, all as prescribed in the Company's bylaws. A detailed description of the information required to be included in such notice and the accompanying certificate is included in the Company's bylaws. You may contact the Corporate Secretary at the address above to obtain a copy of the relevant bylaw provisions regarding the requirements for making stockholder nominations.

        Failure of the notice and certificate to comply fully with the requirements of the Company's bylaws in such regard will result in the stockholder nomination being invalid and the election of the proposed nominee as a director of the Company not being voted on at the pertinent annual meeting of stockholders.

        Stockholders may recommend director candidates for consideration by the Nominating and Corporate Governance Committee. Any such recommendation must include verification of the stockholder status of the person submitting the recommendation and the nominee's name and qualifications, attributes, skills and experiences for Board membership. Stockholder recommendations may be submitted by writing to the Corporate Secretary, Ashford, Inc., 14185 Dallas Parkway, Suite 1100, Dallas, Texas 75254 and must be received not earlier than January 30, 2019 and not later than 5:00 p.m., Eastern time, on March 1, 2019 for the recommended individual to be considered for nomination for election as a director of the Company at the 2019 annual meeting of stockholders. The Nominating and Corporate Governance Committee expects to use a similar process to evaluate candidates recommended by stockholders as the one it uses to evaluate candidates otherwise identified by the Nominating and Corporate Governance Committee.

        On December 15, 2016, the board adopted and approved an amendment to our bylaws that modified the advance notice procedures to require that only stockholders that have owned at least 1% of our outstanding common stock continuously for at least one year may nominate director candidates and propose other business to be considered at an annual meeting of stockholders. The amendment was previously approved by our stockholders at our annual meeting held on May 13, 2015.

Stockholder and Interested Party Communication with the Board of Directors

        Stockholders and other interested parties who wish to contact any of our directors either individually or as a group may do so by writing to them c/o the Corporate Secretary, Ashford Inc., 14185 Dallas Parkway, Suite 1100, Dallas, Texas 75254. Stockholders' and other interested parties' letters are screened by company personnel based on criteria established and maintained by our Nominating and Corporate Governance Committee, which includes filtering out improper or irrelevant topics such as solicitations.

Director Orientation and Continuing Education

        The Board and senior management conduct a comprehensive orientation process for new directors to become familiar with our vision, strategic direction, core values, including ethics, financial matters, corporate governance policies and practices and other key policies and practices through a review of background material and meetings with senior management. The Board also recognizes the importance of continuing education for directors and is committed to providing education opportunities in order to improve both the Board's and its committees' performance. Senior management will assist in identifying and advising our directors about opportunities for continuing education, including conferences provided by independent third parties.

Director Retirement Policy

        Upon attaining the age of 70 and annually thereafter, as well as when a director's principal occupation or business association changes substantially from the position he or she held when originally invited to join the Board, a director will tender a letter of proposed retirement or resignation, as applicable, from the Board to the chairperson of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will review the director's continuation on the Board, and recommend to the board whether, in light of all the circumstances, the Board should accept such proposed resignation or request that the director continue to serve.

 BOARD OF DIRECTORS AND COMMITTEES

        Our business is managed through the oversight and direction of the Board. Members of the Board are kept informed of our business through discussions with the Chairman of the Board, Chief Executive Officer, Lead Director and other officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees.

        During the year ended December 31, 2017, the Board held four regular meetings, five special meetings and two executive sessions of our non-employee directors, each of whom is an independent director. Our Board must hold at least two regularly scheduled meetings per year of the non-employee directors without management present. All of our incumbent directors standing for re-election attended, in person or by telephone, at least 75 percent of all meetings of the Board and committees on which such director served, held during the period for which such person was a director or was a member of such committees, as applicable.

        Mr. Monty J. Bennett serves as Chairman of the Board of Directors as well as Chief Executive Officer of the Company. He also serves as Chief Executive Officer of Remington and as the Chairman of the Board of Directors of each of Braemar and Ashford Trust. Because of the conflicts of interest created by the relationships among us, Ashford Trust, Braemar, Remington and each of their affiliates, many of the responsibilities of the Board have been delegated to our independent directors, as discussed below and under "Certain Relationships and Related Person Transactions—Conflict of Interest Policies."

Board Member Independence

        The Board determines the independence of our directors in accordance with Section 803A of the NYSE American LLC Company Guide and in accordance with our Corporate Governance Guidelines. The full text of Corporate Governance Guidelines can be found in the Investor Relations section of our website at www.ashfordinc.com by clicking "INVESTORS," then "Corporate Governance," then "Governance Documents," and then "Corporate Governance Guidelines." The NYSE American LLC Company Guide requires an affirmative determination by the Board that the director does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In determining whether any director has a relationship with us that would impair independence, the Board reviewed both the NYSE American LLC Company Guide and our own Corporate Governance Guidelines. The information contained on our website is expressly not incorporated by reference into this proxy statement.

        Following deliberations, the Board has affirmatively determined that, with the exception of Mr. Monty J. Bennett, our Chief Executive Officer and Chairman, and Mr. J. Robison Hays, III, our Co-President and Chief Strategy Officer, each director of the Company is independent of the Company and its management under the standards set forth in our Corporate Governance Guidelines and the NYSE American LLC Company Guide.

        In making the independence determinations with respect to our current directors, the Board examined all relationships between each of our directors or their affiliates and the Company or its affiliates, including those reported below under the heading "Certain Relationships and Related Person Transactions" in this proxy statement and one additional relationship that did not rise to the level of a reportable related person transaction but were taken into consideration by the Board in making independence determinations. Mr. Wheeler's wife owns a commercial printing company that is occasionally utilized by Ashford Inc., Ashford Trust and Braemar for printing needs. Total fees paid to this company by Ashford Inc., Ashford Trust and Braemar were $64,397, $95,614 and $83,319 in 2017, 2016 and 2015, respectively. The Board determined that these transactions did not impair the independence of the director involved. As a result of such analysis and independence determinations, the Board is comprised of a majority of independent directors, as required by Section 803A of the

NYSE American LLC Company Guide. Any reference to an independent director herein means such director satisfies the independence criteria set forth in the NYSE American LLC Company Guide.

Board Committee and Meetings

        The standing committees of the Board have been the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Each of these committees is composed exclusively of independent directors. The independence of the members of the Audit Committee and the Compensation Committee is determined in accordance with the heightened independence standards for membership on such committees of the rules of the NYSE American and applicable rules of the SEC. Each of the Committees is governed by a written charter that has been approved by the Board. A copy of each charter can be found in the Investor section of our website at www.ashfordinc.com by clicking "INVESTORS," then "Corporate Governance," and then "Governance Documents." The information contained on our website is expressly not incorporated by reference into this proxy statement. The committee members who currently serve on each active committee and a description of the principal responsibilities of each such committee follows:

Current Committee Membership

	Audit	Compensation	Nominating and Corporate Governance
Dinesh P. Chandiramani	Chair	X
Darrell T. Hail	X	Chair	X
Uno Immanivong	X		X
Brian Wheeler		X	Chair

Audit Committee

Current Members:	Dinesh P. Chandiramani (chair), Darrell T. Hail, Uno Immanivong
Independence	All of the members of the Audit Committee have been determined by the Board to be independent at all pertinent times.
Number of Meetings in 2017:	5
Key Responsibilities

•

Assist the Board in overseeing (i) our accounting and financial reporting processes; (ii) the integrity and audits of our financial statements; (iii) our compliance with legal and regulatory requirements; (iv) adequacy of our internal control over financial reporting; (v) the qualifications and independence of our independent auditors; (vi) the performance of our internal and independent auditors; and (viii) our processes to manage business, financial and cybersecurity risk;

• has sole authority to appoint or replace our independent auditors;
• has sole authority to approve in advance all audit and non-audit engagement fees, scope of the audit and terms with our independent auditors;
• monitor compliance of our employees with our standards of business conduct and conflict of interest policies;
• meet at least quarterly with our senior executive officers, internal audit staff and our independent auditors in separate executive sessions;
• recommend to the board whether the financial statements should be included in the Annual Report on Form 10-K; and
• prepare the audit committee report that the SEC rules and regulations require to be included in the Company's annual proxy statement.

        The Board has determined that Dinesh P. Chandiramani qualifies as an "Audit Committee financial expert," as defined by the applicable rules and regulations of the Exchange Act. All of the members of our Audit Committee on and after January 1, 2017 are "financially sophisticated" under the rules of the NYSE American LLC Company Guide.

Compensation Committee

Current Members:	Dinesh P. Chandiramani, Darrell T. Hail (chair), Brian Wheeler
Independence	All of the members of the Compensation Committee have been determined by our board to be independent at all pertinent times.
Number of Meetings in 2017:	12
Key Responsibilities	• Evaluate the performance of our officers;
• review and approve the officer compensation plans, policies and programs;
• annually review the compensation paid to non-employee directors for service on the board of directors and make recommendations to the board regarding any proposed adjustments;
• prepare Compensation Committee reports; and
• administer our incentive plan.

        The Compensation Committee has the authority to retain and terminate any compensation consultant to assist it in the evaluation of officer compensation, or to delegate its duties and responsibilities to one or more subcommittees as it deems appropriate. In 2017, the Compensation Committee retained Gressle & McGinley LLC as its independent compensation consultant. Gressle & McGinley LLC provided competitive market data to support the Compensation Committee's decisions on the value of equity to be awarded to our named executive officers. Gressle & McGinley LLC has not performed any other services for the Company and performed its services only on behalf of, and at the direction of, the Compensation Committee. Our Compensation Committee reviewed the independence of Gressle & McGinley LLC in light of SEC rules and NYSE American LLC Company Guide regarding compensation consultant independence and has affirmatively concluded that Gressle & McGinley LLC is independent from management of the Company and has no conflicts of interest relating to its engagement by our Compensation Committee. Messrs. Dinesh P. Chandiramani, Darrell T. Hail and Brian Wheeler served as members of the Compensation Committee at all times during 2017.

Nominating and Corporate Governance Committee

Current Members:	Darrell T. Hail, Uno Immanivong, Brian Wheeler (chair)
Independence	All of the members of the Nominating and Corporate Governance Committee have been determined by our board to be independent at all pertinent times.
Number of Meetings in 2017:	4
Key Responsibilities	• Identify individuals qualified to become members of the Board;
• recommend to the Board the director nominees for election at the next annual meeting of stockholders;
• identify and recommend candidates to fill vacancies on the Board occurring between annual stockholder meetings;
• recommend to the Board director nominees for each committee of the Board;
• develop and recommend to the Board our Corporate Governance Guidelines and periodically review and update such Corporate Governance Guidelines as well as the charters of each committee of the Board;
• perform a leadership role in shaping in our corporate governance; and
• oversee an evaluation of the Board and executive management.

        The Nominating and Corporate Governance Committee has the authority to retain and terminate any search firm to be used to identify director candidate.

Director Compensation

        Each of our non-employee directors is paid an annual base retainer of $150,000, payable 50% in cash and 50% in common stock of the Company. The Lead Director is paid an additional annual cash retainer of $25,000; the chairman of each of the Audit Committee and Compensation Committee are paid an additional annual cash retainer of $10,000; the chairman of the Nominating and Corporate Governance Committee is paid an additional annual cash retainer of $5,000; and each member of the Audit Committee other than the chairman are paid an additional annual cash retainer of $2,500. There are no additional fees paid for attending meetings. Our non-employee directors may also be eligible for additional cash retainers from time to time for their service on special committees. Officers receive no additional cash compensation for serving on the Board. All directors are also reimbursed for reasonable out-of-pocket expenses incurred in connection with their services on the Board.

        Our 2014 Incentive Plan provides for grants of stock to non-employee directors. On the date of the first meeting of the Board following each annual meeting of stockholders at which a non-employee director is initially elected or re-elected to the Board, each non-employee director receives a grant of shares of our common stock valued at $50,000 as of the date of grant. These stock grants are fully vested immediately. In accordance with this policy, we granted 946 shares of fully vested common stock to each of our non-employee directors on May 16, 2017. Our Co-President and Chief Executive Officer and our Chief Strategy Officer, who are both members of the Board, did not receive additional compensation for their services as directors.

        Each of our non-employee directors must hold an amount of common stock having a value in excess of three times his or her annual board retainer fee (excluding any portion of the retainer fee representing additional compensation for being a Committee chair). The following table summarizes the compensation paid by us to our non-employee directors for their services as director for the fiscal year ended December 31, 2017:

Name	Fees Earned or Paid in Cash(1)(2)	Stock Awards(3)	Total
Dinesh P. Chandiramani	$92,191	$50,034	$142,225
Darrell T. Hail	$142,066	$50,034	$192,100
Uno Immanivong(4)	$84,760	$50,034	$134,794
John Mauldin	$108,750	$50,034	$158,784
Gerald J. Reihsen, III(5)	$29,875	—	$29,875
Brian Wheeler	$163,125	$50,034	$213,159

(1)
Includes $20,000, $42,500, $12,500, $12,500, $40,000 and $60,000 annual cash retainers paid to each of Ms. Immanivong and Messrs. Wheeler, Chandiramani, Reihsen, Mauldin and Hail, respectively, for their respective service on certain special committees in connection with the potential acquisition of the project management business of Remington.

(2)
Includes a $30,000 cash retainer paid to Mr. Wheeler for his service as chair of a special committee formed in connection with certain potential transactions at Braemar, and $18,000 cash retainers paid to each of Messrs. Reihsen and Hail for their service as members on such special committee.

(3)
Paid in immediately vested common stock calculated based on the price of such stock as of the close of market on the date of grant.

(4)
Reflects compensation paid to Ms. Immanivong for her service on the Board from her election to the board effective May 16, 2017 through December 31, 2017.

(5)
Reflects compensation paid to Mr. Reihsen for his service on the Board from January 1, 2017 through May 15, 2017.

Compensation Committee Interlocks and Insider Participation

        During 2017, Messrs. Chandiramani, Hail and Wheeler, each of whom is an independent director, served on our Compensation Committee. None of these directors is or has ever been an officer or employee of our Company. None of our executive officers serves, or during 2017 served, as (i) a member of a Compensation Committee (or Board committee performing equivalent functions) of any entity, one of whose executive officers served as a director on the Board or as a member of our Compensation Committee, or (ii) a director of another entity, one of whose executive officers served or serves on our Compensation Committee. No member of our Compensation Committee has or had in 2017 any relationship with the Company requiring disclosure as a related person transaction in the section "Certain Relationships and Related Person Transactions" of this proxy statement.

Attendance at Annual Meeting of Stockholders

        In keeping with our corporate governance principles, directors are expected to attend the annual meeting of stockholders in person. All persons who were directors at our 2017 annual meeting of stockholders attended our 2017 annual meeting in person or by telephone.

EXECUTIVE OFFICERS AND COMPENSATION

Executive Officers

        The following table shows the names and ages of our current executive officers and the positions held by each individual. A description of the business experience of each for the past five years follows the table. Mr. David A. Brooks, our former Chief Transaction Officer, General Counsel and Secretary, passed away on March 29, 2018.

	Age	Title
Monty J. Bennett	53	Chief Executive Officer, Chairman of the Board of Directors
Deric S. Eubanks	42	Chief Financial Officer and Treasurer
J. Robison Hays, III	40	Co-President and Chief Strategy Officer and Director
Jeremy Welter	41	Co-President and Chief Operating Officer
Mark L. Nunneley	60	Chief Accounting Officer

DERIC S. EUBANKS Chief Financial Officer and Treasurer Age 42 Executive since 2014	Deric S. Eubanks has served as our Chief Financial Officer and Treasurer since November 2014. He has also served in that capacity for each of Braemar, and Ashford Trust since June 2014. Previously, Mr. Eubanks had served as Senior Vice President-Finance at Braemar since November 2013 and Ashford Trust since September 2011. Prior to his role as Senior Vice President-Finance at Ashford Trust, Mr. Eubanks was Vice President of Investments and was responsible for sourcing and underwriting hotel investments including direct equity investments, joint venture equity, preferred equity, mezzanine loans, first mortgages, B-notes, construction loans, and other debt securities for Ashford Trust. Mr. Eubanks has been with Ashford Trust since its initial public offering in August 2003. Mr. Eubanks has written several articles for industry publications and is a frequent speaker at industry conferences and industry round tables. Before joining Ashford Trust, Mr. Eubanks was a Manager of Financial Analysis for ClubCorp, where he assisted in underwriting and analyzing investment opportunities in the golf and resort industries.

Mr. Eubanks earned a Bachelor of Business Administration degree from the Cox School of Business at Southern Methodist University and is a CFA charter holder. He is a member of the CFA Institute and the CFA Society of Dallas-Fort Worth.

JEREMY J. WELTER Co-President and Chief Operating Officer Age 41 Executive since 2014
Jeremy J. Welter has served as our Co-President and Chief Operating Officer since March 2018 and has also served in that capacity for Ashford LLC, Ashford Trust and Braemar since March 2018. He served as our Executive Vice President, Asset Management from November 2014 to March 2018. He also served in that capacity for Ashford Trust from March 2011 to March 2018, for Ashford LLC from November 2013 to March 2018 and for Braemar from April 2013 to March 2018. From August 2005 until December 2010, Mr. Welter was employed by Remington Hotels, LP in various capacities, most recently serving as its Chief Financial Officer. Mr. Welter oversees the asset management, capital management and acquisition underwriting functions for Ashford Trust and Braemar as well as the operations of Ashford Inc., including both our asset management advisory business and our hospitality products and services business. Mr. Welter is responsible for the growth of our products and services line of business through strategic acquisitions and investments in businesses that are engaged in providing hospitality products and services and developing and overseeing their operations and growth. He has led the acquisition or investment in OpenKey, J&S Audio Visual, Lismore Capital, Kalibri Labs, PURE Rooms and RED Hospitality and Leisure. Mr. Welter is a current member of Marriott's Owner Advisor Council and serves as a Board Member for the American Hotel and Lodging Association. Mr. Welter is a frequent speaker and panelist for various lodging investment and development conferences, including the NYU Lodging Conference.

Mr. Welter earned his Bachelor of Science in Economics from Oklahoma State University, where he served as student body president and graduated summa cum laude.

MARK L. NUNNELEY Chief Accounting Officer Age 60 Executive since 2014
Mark L. Nunneley has served as our Chief Accounting Officer since November 2014. Mr. Nunneley has also served as Chief Accounting Officer of Braemar since April 2013, Ashford LLC since November 2013 and Ashford Trust since May 2003. From 1992 until 2003, Mr. Nunneley served as Chief Financial Officer of Remington Hotel Corporation. He previously served as a tax consultant at Arthur Andersen & Company and as a tax manager at Deloitte & Touche. Mr. Nunneley is a certified public accountant (CPA) in the State of Texas and is a member of the American Institute of Certified Public Accountants, Texas Society of CPAs and Dallas Chapter of CPAs.

Mr. Nunneley earned his Bachelor of Science in Business Administration from Pepperdine University in 1979 and his Master of Science in Accounting from the University of Houston in 1981.

Executive Compensation

        We are a leading provider of asset management and other services to companies within the hospitality industry. Currently, we serve as the advisor to two NYSE listed real estate investment trusts, namely Ashford Trust and Braemar. Combined, Ashford Trust and Braemar have 132 hotels with more than 28,500 rooms and approximately $6 billion in assets. The Company also holds investments in and controlling stakes in various enterprises that provide products and services to the lodging industry.

        In our capacity as the advisor to Ashford Trust and Braemar, we are responsible for implementing the investment strategies and managing the day-to-day operations of Ashford Trust and Braemar, in each case subject to the supervision and oversight of the respective board of directors of such entity. We provide the personnel and services necessary to allow each of Ashford Trust and Braemar to conduct its respective business. Ashford Trust and Braemar have no employees and all of their respective executive officers are employees of Ashford LLC, our subsidiary. We receive fees and reimbursement of certain expenses from each of Ashford Trust and Braemar for providing such services, the proceeds of which are used in part to pay compensation to our personnel, but Ashford Trust and Braemar do not specifically reimburse us for any executive employee compensation or benefits costs and the amount of our fees does not vary based on the amount of such executive compensation and benefits costs.

  Compensation Approach

        The compensation program balances three important objectives:

  •
  provide adequate compensation to attract and retain talented employees;

  •
  provide strong incentives for management to craft and execute a value-creating growth strategy; and

  •
  manage the compensation program in a way that the cost to stockholders is appropriate for the performance achieved.

        Our program has three components:

  •
  salary, which is set at competitive levels to attract required talent;

  •
  annual cash bonus plan, which rewards management for meeting the Company's annual business objectives; and

  •
  long-term equity incentive plan, which rewards management for the effective execution of a long-term growth strategy and an incentive to remain committed to the long-term success of the organization.

        All three components are designed to allow us to compete for and retain the services of the persons needed for the growth and success of the Company.

  Summary Compensation Table

        The following table sets forth information regarding compensation earned by our named executive officers in fiscal years 2017 and 2016:

Name	Year	Salary		Bonus		Option Awards(1)	Nonequity Incentive Plan Compensation	Total
Monty J. Bennett	2017	$950,000		$0		$2,536,000	$2,246,750	$5,732,750
Chief Executive Officer	2016	$800,000		$200,000		$2,282,000	$1,083,333	$4,365,333
Douglas A. Kessler	2017	$711,154	(3)	$250,000	(4)	$1,268,000	$1,200,238	$3,429,392
Former President	2016	$625,000		$115,385		$1,141,000	$625,000	$2,506,385
David A. Brooks(2)	2017	$550,000		$68,823	(5)	$1,014,400	$1,040,600	$2,673,823
Chief Operating Officer, General Counsel and Secretary	2016	$475,000		$72,712		$912,800	$393,854	$1,854,366

(1)
Represents the aggregate grant date fair value of options granted pursuant to our 2014 Incentive Plan, calculated in accordance with ASC Topic 718 without regard to the effect of any forfeitures. Assumptions used in the calculation of these amounts are described in Note 15 to the company's audited financial statements for the fiscal year end December 31, 2017, included in the Company's Annual Report on Form 10-K that was filed with the SEC on March 12, 2018.

(2)
Mr. Brooks passed away on March 29, 2018.

(3)
Mr. Kessler's salary increased to $725,000 effective February 21, 2017.

(4)
Includes a one-time bonus in the amount of $250,000 when Mr. Kessler was appointed as Chief Executive Officer of Ashford Trust in February 2017.

(5)
Includes a one-time award of "Chairman's Medal of Achievement" in the amount of $68,823.

  Outstanding Equity Awards at Fiscal Year End Table

        The following table sets forth information concerning outstanding equity awards for each of our named executive officers as of December 31, 2017:

Name	Number of Equity Awards That Had Not Vested at December 31, 2017		Option Exercise Price	Option Expiration Date
Monty J. Bennett	100,000	(1)	$45.59	03/31/26
	50,000	(2)	$57.34	04/18/27
	50,000	(3)	$57.71	10/03/27
Douglas A. Kessler	50,000	(1)	$45.59	03/31/26
	25,000	(2)	$57.34	04/18/27
	25,000	(3)	$57.71	10/03/27
David A. Brooks(4)	40,000	(1)	$45.59	03/31/26
	20,000	(2)	$57.34	04/18/27
	20,000	(3)	$57.71	10/03/27

(1)
These equity awards were granted on March 31, 2016 under the 2014 Incentive Plan and vest in their entirety three years from the date of the award, subject to forfeiture.

(2)
These equity awards were granted on April 18, 2017 under the 2014 Incentive Plan and vest in their entirety three years from the date of the award, subject to forfeiture.

(3)
These equity awards were granted on October 3, 2017 under the 2014 Incentive Plan and vest in their entirety three years from the date of the award, subject to forfeiture.

(4)
Mr. Brooks passed away on March 29, 2018. All of the outstanding equity awards held by Mr. Brooks that had not vested prior to that date vested in full on that date.

  Employment Agreements

        We have or, in the case of Mr. Brooks, had employment agreements with each of our executive officers, pursuant to which Mr. Bennett served as our Chief Executive Officer, Mr. Kessler served as our President and Mr. Brooks served as our Chief Operating Officer, General Counsel and Secretary in 2017. The current term of our employment agreements with each of Mr. Bennett and Mr. Kessler expires on December 31, 2018, but each agreement is subject to automatic one-year renewals, unless either party to the applicable employment agreement provides at least 120 days' notice of non-renewal of such employment agreement. In March 2018, Mr. Kessler resigned from the position of President of the Company and Mr. Brooks resigned from the position of Chief Operating Officer of the Company, and Mr. Kessler was appointed to serve as our Senior Managing Director, Mr. Jeremy J. Welter was appointed to serve as our Co-President and Chief Operating Officer, and Mr. J. Robison Hays, III, was appointed to serve as our Co-President and Chief Strategy Officer. Mr. Brooks's employment agreement terminated upon his death.

        The employment agreements for each of our executive officers provided for in 2017:

  •
  an annual base salary of $950,000 for Mr. Monty J. Bennett, $725,000 for Mr. Kessler (effective February 21, 2017) and $550,000 for Mr. Brooks, subject to annual adjustments;

  •
  eligibility for annual cash performance bonuses under our incentive bonus plans, based on a targeted bonus range for each officer;

  •
  participation in other short- and long-term incentive, savings and retirement plans; and

  •
  medical and other group welfare plan coverage.

        All of these benefits are available to all of our salaried employees. Additionally, the senior executives of the Company have the following additional benefits, which are not extended to all salaried employees:

  •
  director's and officer's liability insurance coverage;

  •
  payment for an extensive annual medical exam conducted at UCLA Medical Center; and

  •
  additional disability and life insurance policies available only to our senior executives.

        The cumulative cost of the medical exam and the additional disability and life insurance is not expected to exceed $10,000 annually for any individual executive.

        Mr. Monty J. Bennett's targeted annual cash bonus range is 100% to 250% of his base salary. Mr. Kessler's targeted annual cash bonus range is 75% to 175% of his base salary. Mr. Brooks's targeted annual cash bonus range was 75% to 200% of his base salary.

  2014 Incentive Plan

        Our 2014 Incentive Plan provides for both equity and cash-based incentive compensation and for the grant of incentive awards to employees, consultants and non-employee directors of our company and its affiliates. The 2014 Incentive Plan is administered by the compensation committee of our board of directors.

  Material Terms of Our 2014 Incentive Plan

        Our 2014 Incentive Plan authorizes (i) a plan participant to purchase common stock of the Company for cash at a purchase price to be decided by the Compensation Committee, but not more than the fair market value per share of such common stock purchased on the date of such purchase, and (ii) the grant of:

  •
  nonqualified stock options to purchase common stock;

  •
  incentive options to purchase common stock;

  •
  unrestricted stock;

  •
  restricted stock;

  •
  phantom stock;

  •
  stock appreciation rights; and

  •
  other stock or cash-based awards.

        Shares Subject to Our 2014 Incentive Plan.    We initially reserved 420,000 shares of common stock for issuance under our 2014 Incentive Plan, which is the equivalent of approximately 15% of the sum of (i) the issued and outstanding shares of our common stock immediately following our spin-off from Ashford Trust in November 2014 and (ii) the shares of our common stock reserved for issuance pursuant to the deferred compensation obligations we assumed in connection with the spin-off. In the event the outstanding shares of common stock are changed into or exchanged for a different number or kind of shares or other securities of the company by reason of a merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like, the aggregate number and class of securities available under our 2014 Incentive Plan will be ratably adjusted. In the event the number of shares to be delivered upon the exercise or payment of any award granted under the 2014 Incentive Plan is reduced for any reason whatsoever, including any optional forfeitures for the payment of taxes, or in the event any award granted under our 2014 Incentive Plan can no longer under any circumstances be exercised or paid, the number of shares no longer subject to such award will be released from such award and be available under the 2014 Incentive Plan for the grant of additional awards.

        The 2014 Incentive Plan contains a provision pursuant to which there is an automatic increase of authorized shares on January 1 of each year equal to 15% of the sum of (i) the fully diluted share count as of January 1 of such year and (ii) the shares of common stock reserved for issuance under the company's deferred compensation plan, less shares available under the 2014 Incentive Plan as of December 31 of the previous year. After application of this provision, as of January 1, 2018, we had 491,571 shares of our common stock, or securities convertible into 491,571 shares of our common stock available for issuance under our 2014 Incentive Plan.

        Eligibility.    Under the 2014 Incentive Plan, we may grant awards to the employees, consultants and non-management directors of our company and its affiliates. While we may grant incentive stock options only to employees of the company or its affiliates, we may grant nonqualified stock options, bonus stock, stock appreciation rights, stock awards and performance awards to any eligible participant. We have approximately 104 employees and five non-management directors, all of whom are eligible to participate in the 2014 Incentive Plan.

        Administration.    Our 2014 Incentive Plan is administered by the compensation committee of our board of directors. With respect to any grant or award to any individual covered by Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") which is intended to be performance-based compensation, the compensation committee has consisted and continues to consists solely of two or more members of our board of directors, each of whom qualifies as a "non-management director" within the meaning of Section 16b-3 under the Exchange Act.

        The compensation committee selects the participants who are granted any award, and employees, consultants and non-management directors of our company or our affiliates are eligible to receive awards under the 2014 Incentive Plan, except that only employees of our company are eligible to receive an award of an incentive stock option and only employees, consultants and non-management directors of our company are eligible to receive an award of a nonqualified stock option or stock appreciation right.

        The 2014 Incentive Plan will terminate on the tenth anniversary of the date of approval by our stockholders, and no new awards may be granted after the termination date. Awards made before the termination of our 2014 Incentive Plan will continue in accordance with their terms.

  Non-Equity Incentive Plan Compensation Awards

        Cash bonuses are set by the Compensation Committee based upon the achievement of strategic and financial objectives set at the beginning of the year by the Board and management. In 2017, the objectives included relative total stockholder return, earnings growth, new services and increased exposure to the investment and analyst communities. The compensation committee selected seven metrics, assigned weights to each and set performance targets for threshold, mid-point and maximum bonus levels, with interpolation for performance between the threshold, mid-point and maximum targets, as shown in the table below.

        In 2017, the named executive officers met or exceeded the maximum performance target for all but one of the measures as shown in the table below. As a result, each executive earned a bonus for 2017 at a level equal to 94.6% of their maximum potential.

	Performance Range				2017 Performance
Metric	Weights	Threshold	Mid-Point	Maximum	Result	Award
Relative Total Shareholder Return(1)	25.0%	Rank 7 (of 9)	Rank 5	Rank 1 - 2	1st	Maximum
Adjusted Earnings Per Share(2)	15.0%	$2.46	$3.52	$4.58	$6.54	Maximum
Adjusted EBITDA(3)	15.0%	$7.9M	$11.3M	$14.7M	$17.4M	Maximum
Sell-Side Analyst Coverage(4)	7.5%	5 Media	8 Media OR 1 New Analyst	12 Media OR 2 New Analysts	40+ Media 1 New Analyst	Maximum
Investor & Analyst Meetings(5)	7.5%	100	200	300	400+	Maximum
Add Service Businesses(6)	15.0%	One	Two	Three	Three	Maximum
Assets Under Management(7)	15.0%	$100M	$400M	$700M	$352M	Below Mid-Point
Totals	100.0%

(1)
Relative Total Stockholder Return measures the total return for Ashford Inc. (price appreciation and dividends) against a group of peers, calculated from December 31, 2016 through December 31, 2017. The peer group includes: Altisource Asset Management, Ares Management, Fifth Street Asset Management, Kennedy-Wilson Holdings, Ladder Capital Corp., Och-Ziff Capital Management, Pzena Investment Management and RMR Group.

(2)
Adjusted Earnings Per Share mid-point target is based on the budgeted earnings before bonus awards that is agreed between management and the Board.

(3)
Adjusted EBITDA is Earnings Before Interest, Taxes, Depreciation and Amortization with the mid-point target set at the budget agreed between management and the Board.

(4)
Sell-Side Analysts provide investors with information and commentary about Ashford Inc.

(5)
Investor and Analyst Meetings give management the opportunity to explain Ashford Inc.'s strategy and to answer investor questions.

(6)
Service Businesses is Ashford Inc.'s addition of other services businesses if found to be accretive.

(7)
Assets Under Management represents new assets acquired by Braemar and Ashford Trust and is expressed in millions of dollars.

  Tax Considerations

        Section 162(m) of the Code limits the deductibility of compensation paid to certain of our executive officers. Prior to the recently enacted Tax Cut and Jobs Act (the "Tax Act") Section 162(m) of the Code contained an exemption from such limit on the deductibility of compensation in excess of $1,000,000 to certain officers of companies with securities registered under Section 12 of the Exchange Act for certain performance-based compensation. To qualify for deductibility under Section 162(m) of the Code, compensation in excess of $1,000,000 paid to our named executive officers (other than our chief financial officer who was not subject to Section 162(m) of the Code prior to the Tax Act, but will be so after the Tax Act) during any fiscal year generally was required to be "performance-based" compensation as determined under Section 162(m) of the Code. Compensation generally qualified as performance-based if, among other requirements, was payable only upon the attainment of pre-established, objective performance goals based on performance criteria that had been approved by our stockholders, and the committee of our board that established and certified the attainment of such goals consists only of "outside directors." All members of our compensation committee have at all pertinent times qualified as outside directors for purposes of Section 162(m). The Tax Act amended Section 162(m) to eliminate the exemption from the limit on deductibility for performance-based income and to expand the officers covered by the limitation.

        Our company is structured such that compensation is not paid and deducted by the corporation, but at the lower-level operating partnership, which also serves as the employer. The IRS has previously issued a private letter ruling holding that in the event that a publicly held corporation's covered employees receive compensation from a partnership in which such corporation has an ownership interest for services performed to such partnership, Section 162(m) of the Code does not apply to either the partnership, for compensation paid to the covered employee, or to the corporation, for its share of income or loss from the partnership that includes compensation expenses for such services performance by the covered employee. Consistent with that ruling, we have taken a position that compensation expense paid and incurred at the operating partnership level is not subject to the Section 162(m) of the Code limit. As such, the compensation committee does not believe that it is necessary to meet the requirements of the performance-based compensation exception to Section 162(m) of the Code. As private letter rulings are applicable only for the taxpayer who obtains the ruling, and we have not obtained a private letter ruling addressing this issue, there can be no assurance that the IRS will not challenge our position that Section 162(m) of the Code does not apply to compensation paid at the operating partnership level.

        While the tax impact of any compensation arrangement is one factor to be considered, such impact is evaluated in light of the compensation committee's overall compensation philosophy and objectives.

  Deferred Compensation Plan

        In 2007, Ashford Trust implemented a deferred compensation plan which allowed its executives and directors, at their election, to defer portions of their compensation. We assumed the plan in connection with the spin-off, and it was subsequently amended and restated. Mr. Monty Bennett is the only named executive officer that has participated in this plan. On the spin-off date, we assumed a liability of $16,956,712 in connection with Mr. Bennett's portion of the deferred compensation plan. No additional compensation has been deferred under the amended and restated plan following the spin-off.

        Pursuant to the terms of the amended and restated plan, Mr. Bennett elected to invest his deferred compensation amounts in our common stock. As a result of this election, we have agreed to issue Mr. Bennett 195,579 shares of our common stock to satisfy the assumed deferred compensation obligation, and such shares will be issued beginning when the applicable deferral periods expire. We became obligated to begin payment of the deferred compensation obligations (and issuance of shares of our common stock) to Mr. Bennett over a five-year period that will begin in 2020. Such shares will be issued in equal quarterly installments of 9,779 shares per installment beginning in the first quarter of 2020.

        Prior to our assumption and amendment of the deferred compensation plan in November 2014, Ashford Trust paid deferred compensation plan participants who elected the company stock investment option dividend equivalents, which accrued as additional shares, if and to the extent Ashford Trust paid dividends on its common stock. Thereby, each executive who participated in the deferred compensation plan and elected the company stock investment option received his investment shares plus any related dividend equivalent shares at the time that distributions were made from the plan subject to applicable rules and limitations. After our assumption and amendment of the deferred compensation plan in November 2014, deferred compensation plan participants may elect our common stock as an investment option, and we will continue to make such dividend equivalent payments in shares of our common stock to the extent we pay dividends and deferred compensation plan participants elect common stock as the investment option.

  Compensation Risk Assessment

        The Compensation Committee has overall responsibility for overseeing the risks relating to our compensation policies and practices. The committee uses its independent compensation consultant, Gressle & McGinley, to independently consider and analyze the extent, if any, to which our compensation policies and practices might create risks for the Company, as well as policies and practices that could mitigate any risks. After conducting this review in early 2018, the Compensation Committee has determined that none of our compensation policies and practices create any risks that are reasonably likely to have a material adverse effect on our Company.

  Potential Payments Upon Termination of Employment or Change of Control

        We have employment agreements with each of our executive officers, some of which were approved while the Company was a controlled subsidiary of Ashford Trust prior to the spin-off, and we assumed Ashford Trust's existing deferred compensation plan. Under the terms of the employment agreements, each of our named executive officers is entitled to receive certain severance benefits after termination of employment. The amount and nature of these benefits vary depending on the circumstances under which employment terminates. The employment agreements provide for certain specified benefits during the entire term of the employment agreement.

        Each of the employment agreements of our named executive officers provides that, if the executive's employment is terminated as a result of death or disability of the executive; by us without cause (including non-renewal of the agreement by us); by the executive for "good reason"; or after a "change of control" (each as defined in the applicable employment agreement), the executive will be entitled to accrued and unpaid salary to the date of such termination, pay for unused vacation and any unpaid incentive bonus from the prior year plus the following severance payments and benefits, subject to his execution and non-revocation of a general release of claims:

  •
  a lump-sum cash severance payment (more fully described below);

  •
  pro-rated payment of the incentive bonus for the year of termination, payable at the time incentive bonuses are paid to the remaining senior executives for the year in which the termination occurs;

  •
  all restricted equity securities held by such executive will become fully vested; provided however, for all executives other than Messrs. Bennett and Kessler, if a change of control occurs and the executive's employment is terminated by the executive without good reason, only unvested restricted equity securities awarded prior to September 13, 2017 will become fully vested and the unvested restricted equity securities awarded on or after September 13, 2017 will be forfeited; and

  •
  health benefits for 36 months following the termination of employment of Messrs. Bennett and Kessler, or 24 months following the termination of employment of the other executives, and life and disability benefits for 36 months following the termination of employment of Messrs. Bennett and Kessler, or 24 months following the termination of employment of the other executives, in each case at the same level of benefit as in effect immediately preceding such termination, subject to reduction to the extent that the executive receives comparable benefits from a subsequent employer (other than a Remington affiliate for Mr. Bennett), payable by the Company over the period of coverage.

        The lump sum severance payment payable upon termination of an executive's employment agreement in any of the circumstances described above is calculated as the sum of such executive's then-current annual base salary plus his average bonus over the prior three years, multiplied by a severance multiplier. The severance multiplier is:

  •
  one for all executives in the event of termination as a result of death or disability of the executive;

  •
  two for all executives other than Messrs. Bennett and Kessler and three for Messrs. Bennett and Kessler in the event of and termination by us without cause (including non-renewal of the agreement) or termination by the executive for good reason;

  •
  two for Mr. Brooks and three for Messrs. Bennett and Kessler in the event of termination by the Company without cause or by the executive for any reason within one year following a change in control.

        If an executive's employment is terminated by the executive officer without "good reason" (as defined in the applicable employment agreement), the executive will be entitled to accrued and unpaid salary to the date of such termination and any unpaid incentive bonus from the prior year. Additionally, the employment agreements for each of the executives includes non-compete provisions, and in the event the executive elects to end his employment with us without good reason, in exchange for the executive honoring his non-compete provisions, he will be entitled to the following additional payments:

  •
  health benefits for the duration of the executive's non-compete period following the executive's termination of employment at the same level of benefit as in effect immediately preceding such termination, subject to reduction to the extent that the executive receives comparable benefits from a subsequent employer; and

  •
  a non-compete payment equal to the sum of his then-current annual base salary plus average bonus over the prior three years, paid equally over the twelve-month period immediately following the executive's termination.

        If any named executive officer's employment agreement is terminated by the Company for "cause" (as defined in the applicable employment agreement) the executive will be entitled solely to any accrued and unpaid salary to the date of such termination and any unpaid incentive bonus from the prior year.

        Each of the employment agreements contain standard confidentiality, non-compete, non-solicitation and non-interference provisions. The confidentiality provisions apply during the term of the employment agreement and for anytime thereafter. The non-interference provisions apply during the term of the employment agreement. The non-solicitation provisions apply during the term of the agreement, and for a period of one year following the termination of the executive. The non-compete provisions apply during the term of the employment agreements and for a period of one year thereafter. The non-compete provisions of Mr. Monty Bennett's employment agreement specifically allow Mr. Bennett to engage in certain potentially competitive activities consistent with his positions at Remington and consistent with the mutual exclusivity agreement between Remington and the Company.

        Additionally, in the event of an executive's termination for any reason, all deferred compensation amounts payable under our deferred compensation plan become due and payable in a single lump sum payment within 45 days of the termination date.

        Mr. Brooks, a named executive officer of the Company, passed away on March 29, 2018. As a result, we expect to pay to Mr. Brooks's estate a cash payment in accordance with the provisions of the employment agreement between Mr. Brooks and the Company discussed above. In addition, all equity awards granted to Mr. Brooks, including non-qualified stock options, vested immediately upon his passing.

Compensation Committee Report

        The Compensation Committee has reviewed and discussed the executive compensation disclosure with the Company's management, and based on this review and discussion, the Compensation Committee has recommended to the Board that the executive compensation disclosure be included, in this proxy statement.

COMPENSATION COMMITTEE
Darrell T. Hail, chair Dinesh P. Chandiramani Brian Wheeler

PROPOSAL TWO—EXTENSION OF OUR STOCKHOLDER RIGHTS PLAN

        On November 16, 2014, the Board adopted a stockholder rights plan by entering into a Rights Agreement, dated November 17, 2014, with Computershare Trust Company, N.A., as rights agent (the "Rights Agent") (as amended and restated from time to time, the "Rights Agreement"). Our Board implemented the rights plan by declaring a dividend of one preferred share purchase right (a "Right") that was paid on November 27, 2014, for each outstanding share of common stock, par value $0.01 per share, outstanding on November 27, 2014 to the stockholders of record on that date. Each Right becomes exercisable on the Distribution Date (as defined below) and entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Preferred Stock, par value $0.01 per share, of the Company, at a price of $275 per one one-thousandth of a Preferred Share represented by a Right, subject to adjustment.

        On August 12, 2015, the Company and the Rights Agent entered into an Amended and Restated Rights Agreement (the "Amended and Restated Rights Agreement"), which extended the initial expiration date to February 25, 2018 (the "Prior Expiration Date"). On October 31, 2016, the Company and the Rights Agent entered into Amendment No. 1 ("Amendment No. 1") to the Amended and Restated Rights Agreement, which amendment made such changes as were necessary to reflect the reincorporation of the Company from Delaware to Maryland.

        On April 6, 2018, the Company and the Rights Agent entered into Amendment No. 2 to the Amended and Restated Rights Agreement (the Amended and Restated Rights Agreement as amended by Amendment No. 1, as further amended by Amendment No. 2, the "Rights Agreement"), which (i) extended the Prior Expiration Date with respect to the Rights until the date of the Annual Meeting (the "Current Expiration Date") and (ii) excluded Mr. Monty J. Bennett, Mr. Archie Bennett, Jr. and their respective affiliates and associates from the definition of "Acquiring Person."

Summary Description of the Rights Agreement

        The Rights Agreement is intended to ensure the fair and equal treatment of the Company's stockholders in connection with any initiative to acquire effective control of the Company. It is also intended to reduce the likelihood that any person or group would gain control of the Company by open market accumulation of shares of our common stock or otherwise without paying a control premium for all shares of our common stock.

        Initially, the Rights will be attached to all certificates representing our common stock, and no separate certificates evidencing the Rights will be issued. The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred only with the shares of our common stock. The Distribution Date will occur, and the Rights would separate and begin trading separately from the shares of our common stock, and certificates representing the Rights will be issued to evidence the Rights, on the earlier to occur of:

  (i)
  10 business days following a public announcement, or the public disclosure of facts indicating, that a person or group of affiliated or associated persons has acquired beneficial ownership (as defined in the Rights Agreement) of 10% or more of the outstanding shares of common stock (referred to, subject to certain exceptions as "Acquiring Persons") (or, in the event an exchange of the Rights for shares of our common stock is effected in accordance with certain provisions of the Rights Agreement and the Board of Directors determines that a later date is advisable, then such later date that is not more than 20 days after such public announcement); or

  (ii)
  10 business days (or such later date as may be determined by action of the Board of Directors prior to such time as any person becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 10% or more of the outstanding shares of our common stock.

        The Rights also become exercisable if a person or group that already beneficially owns 10% or more of our common stock acquires any additional shares of our common stock without the approval of the Board, except that the Distribution Date will not occur as a result of our Company, one of our subsidiaries, one of our employee benefit plans or a trustee for one of those plans, or Mr. Monty J. Bennett, Mr. Archie Bennett, Jr. and their respective and affiliates and associates, acquiring additional shares of our common stock, and those persons will not be Acquiring Persons.

        If a person or group becomes an Acquiring Person at any time, with certain limited exceptions, the Rights will become exercisable for shares of our common stock (or, in certain circumstances, shares of our Series A Preferred Stock or other of our securities that are similar) having a value equal to two times the exercise price of the Right. From and after the announcement that any person has become an Acquiring Person, if certificated Rights are or were at any time on or after the earlier of (i) the date of such announcement or (ii) the Distribution Date acquired or beneficially owned by an Acquiring Person or an associate or affiliate of an Acquiring Person, such Rights shall become void, and any holder of such Rights shall thereafter have no right to exercise such Rights. In addition, if, at any time after a person becomes an Acquiring Person, (i) we consolidate with, or merge with and into, any other person; (ii) any person consolidates with us, or merges with and into us and we are the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the shares of our common stock are or will be changed into or exchanged for stock or other securities of any other person (or of ours) or cash or any other property; or (iii) 50% or more of our consolidated assets or earning power (as defined in the Rights Agreement) are sold, then proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise of a Right at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Right. Upon the occurrence of an event of the type described in this paragraph, if the Board so elects, we will deliver upon payment of the exercise price of a Right an amount of cash or securities equivalent in value to the shares of common stock issuable upon exercise of a Right. If we fail to meet that obligation within 30 days following of the announcement that a person has become an Acquiring Person, we must deliver, upon exercise of a Right but without requiring payment of the exercise price then in effect, shares of our common stock (to the extent available) and cash equal in value to the difference between the value of the shares of our common stock otherwise issuable upon the exercise of a Right and the exercise price then in effect.

Additional Information

        The general description of the Rights Agreement set forth above is qualified in its entirety by reference to the text of the Amended and Restated Rights Agreement, dated as of August 12, 2015, as amended by Amendment No. 1 dated as of October 31, 2016 and Amendment No. 2 dated April 6, 2018, which are attached to the Company's Quarterly Report on Form 10-Q filed with the SEC on August 14, 2015 and Current Reports on Form 8-K filed with the SEC on November 1, 2016 and April 9, 2018, respectively. We urge you to read carefully the Rights Agreement in its entirety.

The Proposed Extension

        The Rights issued under the Rights Agreement were set to expire on the date of the Annual Meeting, the Current Expiration Date. The Board now requests that stockholders vote to approve a further extension of the Current Expiration Date to February 25, 2021. Approval of the extension of the Current Expiration Date requires the affirmative "FOR" vote of the holders of a majority of all of the votes cast on such proposal. If approved, the Final Expiration Date (as defined in the Rights Agreement) will be extended immediately. If the stockholders do not approve such extension, the

Rights will expire on the date of the Annual Meeting. You may vote "FOR," "AGAINST" or "ABSTAIN" from voting. Abstentions and broker non-votes, if any, will not be considered as votes cast under the Company's bylaws, and accordingly will have no effect on the outcome of this Proposal Two. If you provide your proxy or broker instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board.

        The Board of Directors unanimously recommends a vote FOR approval of Proposal Two, extension of the Final Expiration Date to February 25, 2021 in our stockholder rights plan.

 PROPOSAL THREE—RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP AS
OUR INDEPENDENT AUDITORS

        We are asking our stockholders to ratify our Audit Committee's appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018. BDO USA, LLP has audited our financial statements as of and for the year ended December 31, 2017 and 2016. Stockholder ratification of the selection of BDO USA, LLP as our independent registered public accounting firm is not required by our bylaws or otherwise. However, the Board of Directors is submitting the selection of BDO USA, LLP to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interests of the company and our stockholders.

        Our Audit Committee is responsible for appointing, setting compensation, retaining and overseeing the work of our independent registered public accounting firm. Our Audit Committee pre-approves all audit and non-audit services provided to us by our independent registered public accounting firm. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. The Audit Committee has delegated pre-approval authority to its chairperson when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee approved all fees paid to BDO USA, LLP since their appointment with no reliance placed on the de minimis exception established by the SEC for approving such services.

Audit Committee Report

        The Audit Committee represents and assists the Board of Directors in fulfilling its responsibilities for general oversight of the integrity of our financial statements, our compliance with legal and regulatory requirements, the independent registered public accounting firm's qualifications and independence, the performance of our internal audit function and independent registered public accounting firm, our internal disclosure controls and procedures, including our internal control over financial reporting, and risk assessment and risk management. The Audit Committee manages our relationship with its independent registered public accounting firm (which reports directly to the Audit Committee). The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and receives appropriate funding, as determined by the Audit Committee, from us for such advice and assistance.

        Our management is primarily responsible for our internal control and financial reporting process. Our independent registered public accounting firm, BDO USA, LLP, is responsible for performing an independent audit of our consolidated financial statements and issuing opinions on the conformity of those audited financial statements with United States generally accepted accounting principles. The Audit Committee monitors our financial reporting process and reports to the Board on its findings.

        In this context, the Audit Committee hereby reports as follows:

  1.
  The Audit Committee has reviewed and discussed the audited financial statements with the Company's management.

  2.
  The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed under the rules adopted by the Public Company Accounting Oversight Board, or the PCAOB.

  3.
  The Audit Committee has received from the independent registered public accounting firm the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm its independence.

  4.
  Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2017, for filing with the Securities and Exchange Commission.

        The undersigned members of the Audit Committee have submitted this Report to the Board of Directors.

AUDIT COMMITTEE
Dinesh P. Chandiramani, Chairman Darrell T. Hail Uno Immanivong

Auditor Fees

        Services provided by BDO USA, LLP included the audits of our annual financial statements and the financial statements of our subsidiaries. Services also included the limited review of unaudited quarterly financial information; review and consultation regarding filings with the SEC and the Internal Revenue Service; and consultation on financial and tax accounting and reporting matters. During the years ended December 31, 2017 and 2016, aggregate fees incurred related to our principal accountants, BDO USA, LLP, consisted of the following:

	Year Ended December 31, 2017	Year Ended December 31, 2016
Audit Fees	$564,367	$438,410
Audit-Related Fees	92,077	70,500
Tax Fees	—	—
All Other Fees	—	—

Total	$656,444	$508,910

        "Audit Fees" include fees and related expenses for professional services rendered in connection with audits of our annual financial statements and the financial statements of our subsidiaries, reviews of our unaudited quarterly financial information, reporting on the effectiveness of our internal controls over financial reporting and reviews and consultation regarding financial accounting and reporting matters. This category also includes fees for services that generally only the auditor responsibly can provide, such as statutory audits, comfort letters, consents, and assistance with review of our filings with the SEC.

        "Audit-Related Fees" include fees and related expenses for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements that are not Audit Fees.

        "Tax Fees" include fees and related expenses billed for tax compliance services and federal and state tax advice and planning. .

        "All Other Fees" include fees and related expenses for products and services that are not Audit Fees, Audit-Related Fees or Tax Fees.

        Our Audit Committee has considered all fees provided by the independent auditors to us and concluded this involvement is compatible with maintaining the auditors' independence.

        Representatives of BDO USA, LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Additional Information

        Ratification of the appointment of BDO USA, LLP as our independent auditors requires the affirmative "FOR" vote of a majority of the votes cast on such proposal. You may vote "FOR," "AGAINST" or "ABSTAIN" from voting. Abstentions and broker nonvotes, if any, will not be considered as votes cast under the Company's bylaws, and accordingly will have no effect on the outcome of this Proposal Three. If you provide your proxy with no further instructions, your shares will be voted in accordance with the recommendations of the Board. In addition, this proposal is considered a routine item, and as such, banks, brokers, and other nominees that do not receive voting instructions from beneficial owners may vote on this proposal in their discretion.

        The Board of Directors unanimously recommends a vote FOR approval of Proposal Three, the ratification of the appointment of BDO USA, LLP as our independent auditors for the year ending December 31, 2018.

 PROPOSAL FOUR—ADJOURNMENT OR POSTPONEMENT OF ANNUAL MEETING

        The stockholders of the Company are being asked to approve a proposal that will give the Company the authority, if necessary or appropriate, to adjourn or postpone the Annual Meeting for the purpose of soliciting additional proxies in favor of the other proposals if there are not sufficient votes at the time of the Annual Meeting to approve such proposal. If this adjournment proposal is approved, the Annual Meeting could be adjourned by the Board. In addition, under Article I, Section 5 of the Company's bylaws, the chairman of a meeting has the authority to adjourn the Annual Meeting, whether or not a quorum is present.

        We do not anticipate that we will adjourn or postpone the Annual Meeting unless (i) necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve the other proposals, or (ii) counsel advises us that such adjournment or postponement is necessary under applicable law. Any signed proxies received by the Company in which no voting instructions are provided on such matter will be voted in favor of an adjournment or postponement in these circumstances. Any adjournment or postponement of the Annual Meeting for the purpose of soliciting additional proxies will allow the Company's stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Annual Meeting, as adjourned or postponed.

        Approval of this Proposal Four requires the affirmative "FOR" vote of a majority of the votes cast on such proposal. You may vote "FOR," "AGAINST" or "ABSTAIN" from voting. Abstentions and broker non-votes, if any, will not be considered as votes cast under the Company's bylaws, and accordingly will have no effect on the outcome of this Proposal Four. If you provide your proxy or broker instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board.

        The Board of Directors unanimously recommends a vote "FOR" approval of Proposal Four, adjournment or postponement of the Annual Meeting.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

        The following table sets forth certain information as of March 31, 2018 regarding the ownership of our common stock by (i) each person who beneficially owns, directly or indirectly, more than 5% of our common stock, (ii) each of our directors, our chief executive officer and our two most highly compensated executive officers and (iii) all of our directors and executive officers as a group. In accordance with SEC rules, each listed person's beneficial ownership includes: (i) all shares the person owns beneficially; (ii) all shares over which the person has or shares voting or dispositive control (such as in the capacity of a general partner of an investment fund); and (iii) all shares the person has the right to acquire within 60 days. Except otherwise indicated, each person or entity identified below has sole voting and investment power with respect to such securities. As of March 31, 2018, we had an aggregate of 2,103,353 shares of common stock outstanding. Except as indicated in the footnotes to the table below, the business address of the stockholders listed below is the address of our principal executive office, 14185 Dallas Parkway, Suite 1100, Dallas, Texas 75254.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)		Percent of Class(6)
Monty J. Bennett	317,227	(2)(3)	14.4%
Dinesh P. Chandiramani	3,478		*
Darrell T. Hail	3,478		*
J. Robison Hays, III	40,077	(3)	1.9%
Uno Immanivong	946		*
John Mauldin	4,266		*
Brian Wheeler	3,478		*
David A. Brooks(4)	183,610	(3)	8.1%
Douglas A. Kessler	64,582	(3)	3.0%
Ashford Trust	598,163		28.4%
Braemar	194,880		9.3%
Raging Capital Management, LLC(5)	185,077		8.8%
All executive officers and directors as a group (12 persons)	736,927		29.4%

*
Denotes less than 1.0%.

(1)
Ownership includes common units in Ashford LLC, our operating company.

(2)
This number excludes the Company's obligation to issue common stock to Monty J. Bennett pursuant to the Company's deferred compensation plan. As of March 31, 2018, the Company has reserved an aggregate of 195,579 shares of common stock for issuance to Monty J. Bennett, which are issuable periodically over a five-year period that will begin in 2020. This number includes securities held directly by Ashford Financial Corporation, 50% of which is owned by Mr. Monty J. Bennett. Mr. Monty J. Bennett disclaims beneficial ownership in excess of his pecuniary interest in such securities.

(3)
This number includes shares of common stock issuable pursuant to vested stock options granted under our 2014 Incentive Plan as follows: Mr. Bennett—95,000 shares; Mr. Hays—30,000 shares; Mr. Brooks—150,882 shares; Mr. Kessler—35,000 shares.

(4)
Mr. Brooks passed away on March 29, 2018. We understand that, in accordance with applicable law, his shares are now owned by the Estate of David A. Brooks. Mr. Brooks was a named executive officer of the Company as of December 31, 2017 and, in accordance with the rules of the SEC, the shares owned by the Estate of David A. Brooks as of March 31, 2018 are included in this beneficial ownership table.

(5)
Based on information provided by Raging Capital Management, LLC, in Amendment No. 1 to the Schedule 13D filed with the Securities and Exchange Commission on April 20, 2018. Per its Schedule 13D/A, Raging Capital Management, LLC does not have sole voting power or sole dispositive power over any of such shares and has shared voting and dispositive power over all of such shares. The principal business address of Raging Capital Management, LLC is Ten Princeton Avenue, P.O. Box 228, Rocky Hill, New Jersey 08553.

(6)
As of March 31, 2018, there were outstanding and entitled to vote 2,103,353 shares of common stock. The total number of shares outstanding used in calculating the percentage for each person assumes that the common units and vested options held by such person are redeemed for common stock, but none of the common units or vest options held by other persons are redeemed for common stock.

Section 16(a) Beneficial Ownership Reporting Compliance

        To our knowledge, based solely on review of the copies of Forms 3, 4 and 5 furnished to us and written representations that no other reports were required, during the year ended December 31, 2017, all of our directors, executive officers and beneficial owners of more than ten percent of our common stock were in compliance with the Section 16(a) filing requirements.

 CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

        This section of the proxy statement describes certain relationships and related person transactions we have that could give rise to conflicts of interest. A "related transaction" is any transaction, arrangement or relationship, or series of similar transactions, arrangements or relationships, since the beginning of our last fiscal year or currently proposed, in which: (i) our Company was or is to be a participant, (ii) the amount involved exceeds $120,000, and (iii) any related person had or will have a direct or indirect material interest.

        A "related person" means: (i) any director, director nominee or executive officer of the Company, (ii) any person known to the Company to be the beneficial owner of more than 5% of its outstanding voting stock at the time of the transaction, (iii) any immediate family member of either of the foregoing or (iv) a firm, corporation or other entity in which any of the foregoing is a partner or principal or in a similar position or in which such person has at least a 10% equity interest.

Conflict of Interest Policies

        We take conflicts of interest seriously and aim to ensure that transactions involving conflicts or potential conflicts are thoroughly examined and only approved by independent board members.

        Because we could be subject to various conflicts of interest arising from our relationships with Ashford Trust, Braemar, AIM, their respective affiliates and other parties, to mitigate any potential conflicts of interest, we have adopted a number of conflict of interest policies. As described above under "Corporate Governance—Board Leadership Structure," our bylaws require that, at all times, a majority of the Board be independent directors and our Corporate Governance Guidelines require that two-thirds of the board be independent directors at all times that we do not have an independent chairman.

        Our Corporate Governance Guidelines also provide that all decisions related to our advisory agreements with Ashford Trust and Braemar, our mutual exclusivity agreement with Remington and certain agreements with Ashford Trust that we entered into pursuant to our spin-off from Ashford Trust in 2014 be approved by a majority of the independent directors, except as specifically provided otherwise in such agreements.

        Finally, our directors also are subject to provisions of Maryland law that address transactions between Maryland corporations and our directors or other entities in which our directors have a material financial interest. Such transactions may be voidable under Maryland law, unless certain safe harbors are met. Our charter contains a requirement, consistent with one such safe harbor, that any transaction or agreement involving us, any of our wholly owned subsidiaries or our operating partnership and a director or officer or an affiliate or associate of any director or officer requires the approval of a majority of disinterested directors.

Advisory Agreements and Relationships with Ashford Trust and Braemar

        We, through our operating subsidiary, Ashford LLC, advise Ashford Trust and Braemar in the management of their investments and day-to-day operations, subject to the supervision and oversight of the respective board of directors of such entities, pursuant to advisory agreements executed between Ashford LLC and each of Ashford Trust and Braemar. We may also perform similar services for new or existing platforms created by us, Ashford Trust or Braemar. We share many of the same executive officers with Ashford Trust and Braemar, and we all have one common director, Mr. Monty J. Bennett, our Chief Executive Officer and Chairman.

  Advisory Agreement with Ashford Trust

        Our advisory agreement with Ashford Trust has an initial 10-year term that expires on June 10, 2025 and is automatically renewed for successive five-year terms after its expiration unless terminated either by us or Ashford Trust, as applicable. We are entitled to receive from Ashford Trust an annual base fee calculated as 0.70% or less of the total market capitalization of Ashford Trust, subject to a minimum quarterly fee. We are also entitled to receive an incentive fee from Ashford Trust based on its out-performance, as measured by total annual stockholder return, as compared to Ashford Trust's defined peer group. For the year ended December 31, 2017, we earned a base fee of $34.7 million and an incentive fee of $1.8 million.

        In addition, we are entitled to receive directly or be reimbursed, on a monthly basis, for all expenses paid or incurred by us or our affiliates on behalf of Ashford Trust or in connection with the services provided by us pursuant to our advisory agreement with Ashford Trust, which includes Ashford Trust's pro rata share of our office overhead and administrative expenses incurred in providing our duties under the advisory agreement.

        The board of directors of Ashford Trust also has the authority to make annual equity awards to us or directly to our employees, officers, consultants and non-employee directors, based on the achievement by Ashford Trust of certain financial and other hurdles established by its boards of directors. In March 2017, Ashford Trust awarded equity grants of its common stock, LTIP units, performance stock units, and performance LTIP units to executives valued at approximately $12.6 million. In April 2017, Ashford Trust awarded common equity grants of its common stock and LTIP units valued at approximately $1.9 million to our non-executive employees.

        We are also entitled to receive a termination fee from Ashford Trust under certain circumstances.

  Advisory Agreement with Braemar

        In connection with the amendment and restatement of our advisory agreement with Braemar, which amendment was approved by Braemar's stockholders at its 2017 annual meeting of stockholders and effective as of June 9, 2017, we received a cash payment from Braemar of $5.0 million at the time the amended advisory agreement became effective. Our current advisory agreement with Braemar has an initial 10-year term that expires on January 24, 2027 and is subject to renewal by us for up to seven additional successive 10-year terms.

        Generally, we are entitled to receive from Braemar an annual base fee fixed at 0.70% of the total market capitalization of Braemar, payable on a monthly basis. We are also entitled to receive an incentive fee from Braemar based on its out-performance, as measured by total annual stockholder return, as compared to Braemar's peers. For the year ended December 31, 2017, we earned a base fee of $8.8 million and an incentive fee of $1.3 million from Braemar.

        In addition, we are entitled to receive directly or be reimbursed, on a monthly basis, for all expenses paid or incurred by us or our affiliates on behalf of Braemar or in connection with the services provided by us pursuant to our advisory agreement with Braemar, which includes Braemar's pro rata share of our office overhead and administrative expenses incurred in providing our duties under the advisory agreement. For the year ended December 31, 2017, we received reimbursable overhead and internal audit, insurance claims and advisory fees of $2.1 million from Braemar.

        The board of directors of Braemar also has the authority to make annual equity awards to us or directly to our employees, officers, consultants and non-employee directors, based on the achievement by Braemar of certain financial and other hurdles established by its boards of directors. In March 2017, Braemar award equity grants of its common stock, LTIP units, performance stock units, and performance LTIP units to executives valued at approximately $5.7 million. In April 2017, Braemar awarded equity grants of its common stock or LTIP units to our non-executive employees valued at approximately $0.4 million

        We are also entitled to receive a payment of initially equal to $45 million, in addition to the termination fee from Braemar, in the event the advisory agreement is terminated prior to any net incremental growth in Braemar's hotel portfolio. This amount may reduce ratably to zero over time based on such net incremental asset growth. We are also required to provide quarterly public disclosure of the incremental expenses of Ashford Inc. used to calculate the termination fee.

  Service Providers

        In accordance with our advisory agreements, we, or entities in which we have an interest, have a right to provide products or services to hotels owned by Ashford Trust and Braemar or their affiliates at market rates, provided such transactions are evaluated and approved by the independent directors of Ashford Trust and Braemar. Our relationships with such product and service providers often results in preferred pricing, premium service, and other benefits for Ashford Trust and Braemar hotels. We also anticipate that this arrangement will facilitate better long-term quality control and accountability.

        If our independent directors request performance of services outside the scope of the advisory agreement, Ashford Trust and Braemar are obligated to pay for such services separately and in additional to the other fees charged by us under the applicable advisory agreement.

        The table below sets forth entities in which we had an interest as of December 31, 2017 with which some of Ashford Trust's hotels and Braemar's hotels contracted for products and services, the approximate amounts paid or by or received from affiliates of Ashford Trust or Braemar for those services, our interests in such entities, and the number of board seats we are entitled to on such companies' boards.

Company Name	Product or Service	Amounts Paid by/ (Received from) Ashford Trust for Product or Service in 2017	Amounts Paid by/ (Received from) Braemar for Product or Service in 2017	Ashford Inc. Interest	Ashford Inc. Board Seats/ Board Seats Available
OpenKey Inc.(1)	Mobile Key App	$60,000	$10,000	43.9%	1/3
PRE Opco, LLC(2)	"Allergy Friendly" Premium Rooms	$1,309,000	$45,000	70.0%	2/3
Lismore Capital, LLC(3)	Mortgage Placement Services	$913,000	$224,000	100.0%	N/A
J&S Audio Visual(4)	Commissions from Audio Visual Services	$(66,000)	$0	85.0%	2/3
AIM(5)	Cash Management Services	$1,976,000	$0	100.0%	N/A
Ashford Hospitality Advisors, LLC	Insurance Claims Services	$128,321	$62,517	100.0%	N/A

(1)
On November 17, 2015, OpenKey, Inc. ("OpenKey") issued a $3,000,000 convertible promissory note (the "OpenKey Note"), amending and restating a promissory note originally issued on July 9,

  2014, to Ashford Lending Corporation ("Ashford Lending"), a subsidiary of Ashford Inc. On March 8, 2016, Ashford Lending and Ashford Hospitality Limited Partnership ("AHLP"), a subsidiary of Ashford Trust, entered into a Series A Preferred Stock Purchase Agreement with OpenKey (the "OpenKey Purchase Agreement"), pursuant to which Ashford Lending agreed to convert the OpenKey Note into 3,905,120 shares of OpenKey's Voting Series A-1 Preferred Stock (the "A-1 Preferred") (a price of approximately $0.81 per share of A-1 Preferred, including accrued interest), and AHLP subscribed for 1,240,540 shares of OpenKey's Voting Series A Preferred Stock (the "A Preferred") in exchange for approximately $2,000,000 (a price of approximately $1.61 per share of A Preferred). On October 4, 2016, AHLP purchased 199,605 additional shares of A Preferred, and Ashford Lending purchased 420,665 shares of A Preferred at a purchase price of approximately $1.61 per share. On March 2, 2017, AHLP purchased 402,969 additional shares of A Preferred, and Ashford Lending purchased 805,937 additional shares of A Preferred, at a purchase price of approximately $1.61 per share. On September 12, 2017, AHLP purchased 206,757 additional shares of A Preferred, and Ashford Lending purchased 413,513 additional shares of A Preferred, at a purchase price of approximately $1.61 per share. On January 1, 2018, Ashford Lending purchased 519,647 shares of OpenKey's Class B common stock with consideration of 8,962 shares of common stock of Ashford Inc. On January 16, 2018, AHLP purchased 413,513 additional shares of A Preferred, and Ashford Lending purchased 827,027 shares of A Preferred, at a purchase price of approximately $1.61 per share. On March 28, 2018, Braemar Hospitality Limited Partnership purchased 1,240,541 shares of A Preferred at a purchase price of approximately $1.61 per share. In addition, Mr. Welter, our Co-President and Chief Operating Officer, has been issued 75,000 stock options pursuant to OpenKey's 2015 stock plan, equating to an approximate 0.46% ownership in OpenKey. Pursuant to the Voting Agreement, dated as of March 8, 2016, Ashford Lending or its affiliates may designate one member of the Board of Directors of OpenKey, and the holders of a majority of the A Preferred not held by any affiliate of Ashford Inc. may appoint an additional director.

(2)
On April 6, 2017, a subsidiary of Ashford Inc. acquired substantially all of the assets and certain liabilities of PRE Opco, LLC, a New York limited liability company that provides "allergy friendly" premium room services to hotels and other venues, including to hotels owned by Ashford Trust, Braemar and their affiliates.

(3)
On June 13, 2017, Lismore Capital LLC, a wholly-owned subsidiary of the Company, was formed in order to offer mortgage placement services to affiliates of Ashford Trust and Braemar and third parties.

(4)
On November 1, 2017, a subsidiary of the Company acquired an 85% controlling interest in a privately held company that conducts the business of J&S Audio Visual in the United States, Mexico, and the Dominican Republic. J&S Audio Visual provides integrated suites of audio visual services including show and event services, creative services and design and integration services to its customers in various venues including hotels owned by Ashford Trust, Braemar and their affiliates as well as hotels owned by third parties, and convention centers in the United States, Mexico, and the Dominican Republic.

(5)
Effective January 19, 2017, our subsidiary, Ashford Investment Management, LLC ("AIM") entered into an agreement with a subsidiary of Ashford Trust, pursuant to which AIM manages all or a portion of Ashford Trust's available cash. Ashford Trust reimburses us for the costs of implementing such cash management strategy which, since the strategy's implementation, have totaled approximately $2.0 million. As of December 31, 2017, AIM managed approximately $204 million under this arrangement.

Our Relationship and Agreements with Remington

  Mutual Exclusivity Agreement

        Immediately prior to the completion of our spin-off from Ashford Trust in 2014, we entered into a mutual exclusivity agreement with Remington, pursuant to which we agreed to utilize Remington to provide property management, project management and development services for all hotels, if any, that we may acquire as well as all hotels that future companies advised by us may acquire, to the extent that we have the right, or control the right, to direct such matters, unless our independent directors either (i) unanimously vote not to utilize Remington for such services or (ii) based on special circumstances or past performance, by a majority vote elect not to engage Remington because they have determined, in their reasonable business judgment, that it would be in our best interest not to engage Remington or that another manager or developer could perform the duties materially better. In exchange for our agreement to engage Remington for such services for all hotels, if any, that we may acquire as well as all hotels that future companies advised by us may acquire, Remington has agreed to grant to any such companies advised by us a right of first refusal to purchase any investments identified by Remington and any of its affiliates that meet the initial investment criteria of such entities, as identified in the advisory agreement between us and such entities, subject to any prior rights granted by Remington to other entities, including Ashford Trust, Braemar and us. The services that Remington provides under the mutual exclusivity agreement to Ashford Trust, Braemar and future companies advised by us includes (i) property management services, which consist of the day-to-day operations of hotels; (ii) project management services, which consist of construction management, interior design, architectural oversight, and the purchasing, expediting, warehousing, freight management, installation and supervision of furniture, fixtures, and equipment, and related services; and (iii) development services, which consist of building hotel properties or constructing hotel improvements. In connection with the consummation of the potential acquisition of the project management business of Remington contemplated by that certain combination agreement, dated April 6, 2018, by and among the Company, Remington, Monty J. Bennett, Archie Bennett, Jr., Remington Holdings GP, LLC, Project Management LLC, MJB Investments, LP, Mark A. Sharkey, Ashford Holding Corp. and Ashford Merger Sub Inc., we and Remington expect (a) to amend and restate the mutual exclusivity agreement such that we will still agree to use Remington to provide only all property management services (and not project management and development services) for all hotels, if any, that we may acquire in the future, as well as all hotels that future companies that we advise may acquire, to the extent that we have the right, or control the right, to direct such matters (subject to the same exceptions with respect to votes of our independent directors as are currently contained in the mutual exclusivity agreement) and (b) Remington and its affiliates will assign their rights under the mutual exclusivity agreement with respect to project management and development services to PM LLC.

        Mr. Monty J. Bennett, our Chief Executive Officer and Chairman of the board, is also the Chief Executive Officer of Remington and, together with his father Mr. Archie Bennett, Jr. beneficially owns, directly or indirectly, 100% of Remington, and, as a result, Mr. Monty J. Bennett will potentially benefit, directly or indirectly, from Remington's receipt of property management fees, project management fees and development fees by Remington from such future companies that we advise, as well as any such fees payable by us if we acquire or develop hotels in the future. Currently, our business strategy does not contemplate the acquisition or development of hotels.

  Remington-Related Transactions

        On September 17, 2015, we entered into an acquisition agreement to acquire 80% of Remington. The acquisition was subject to customary closing conditions, including that the transaction must be approved by our stockholders. Our stockholders approved the transaction on April 12, 2016. Effective March 24, 2017, Remington and Ashford Inc. mutually agreed to terminate the acquisition agreement due to the failure of certain closing conditions to be fully satisfied.

        On April 6, 2018, we entered into a combination agreement to acquire the project management business of Remington, which transaction is subject to customary closing conditions, including that the proposed transaction be approved by our stockholders to the extent required by applicable law or the terms of the Company's listing on the NYSE American.

 OTHER PROPOSALS

        The proxies intend to exercise their discretionary authority to vote on any stockholder proposals submitted at the Annual Meeting as permitted by Rule 14a-4(c) promulgated under the Exchange Act and not included in this proxy statement. For a stockholder proposal to be considered for inclusion in the company's proxy statement for the 2019 annual meeting of stockholders, our corporate secretary must receive the written proposal at our principal office no later than the close of business on January 30, 2019. Such proposals also must comply with Exchange Act Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to the attention of Investor Relations, Ashford Inc., 14185 Dallas Parkway, Suite 1100, Dallas, Texas 75254.

        Any proposal that a stockholder intends to present at the 2019 annual meeting of stockholders other than by inclusion in our proxy statement pursuant to Rule 14a-8 must be received by us no earlier than January 30, 2019 and no later than March 1, 2019. Stockholders are advised to review our bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations, copies of which are available without charge upon request to the Corporate Secretary, Ashford Inc., 14185 Dallas Parkway, Suite 1100, Dallas, Texas 75254.

GENERAL INFORMATION ABOUT VOTING

Solicitation of Proxies

        The enclosed proxy is solicited by and on behalf of the Board of Directors. In addition to the solicitation of proxies by use of the mail, we expect that director, officers and other employees of Ashford may solicit the return of proxies by personal interview, telephone, e-mail or facsimile. We will not pay additional compensation to our directors, officers and employees for their solicitation efforts, but we will reimburse them for any out-of-pocket expenses they incur in their solicitation efforts. We also intend to request persons holding shares of our common stock in their name or custody, or in the name of a nominee, to send proxy materials to their principals and request authority for the execution of the proxies, and we will reimburse such persons for their expense in doing so. We will bear the expense of soliciting proxies for the Annual Meeting, including the cost of mailing.

        We have retained MacKenzie to aid in the solicitation of proxies and to verify records relating to the solicitation. MacKenzie will receive a base fee of $15,000, plus out-of-pocket expenses.

Electronic Availability of Proxy Materials

        Most stockholders can elect to view future proxy statements electronically instead of receiving paper copies in the mail. This will save us the cost of producing and mailing these documents.

        If you are a stockholder of record, you may choose electronic delivery by following the instructions provided when you vote over the Internet. If you hold our common stock through a broker, bank, trust or other holder of record, you will receive information from that entity regarding the availability of electronic delivery. If you choose to view future proxy statements and annual reports over the Internet, you will receive an e-mail message next year containing the Internet address to access our proxy statement. Your choice will remain in effect until you cancel your election. You do not have to elect Internet access each year.

Voting Securities

        Our only outstanding voting equity securities are shares of our common stock. Each share of common stock entitles the holder to one vote. As of May 4, 2018 there were 2,103,353 shares of common stock outstanding and entitled to vote. Only stockholders of record at the close of business on May 4, 2018 are entitled to notice of and to vote at the Annual Meeting and any postponement or adjournment of the Annual Meeting.

Voting

        If you hold your common stock in your own name as a holder of record, you may instruct the proxies to vote your common stock by signing, dating and mailing the proxy card in the postage-paid envelope provided. You may also vote your common stock in person at the Annual Meeting. Each stockholder may appoint only one proxy holder or representative to attend the meeting on his or her behalf.

        If your common stock is held on your behalf by a broker, bank or other nominee, you will receive instructions from them that you must follow to have your common stock voted at the Annual Meeting.

Counting of Votes

        A quorum will be present at the Annual Meeting if the holders of a majority in voting power of the outstanding shares entitled to vote are present in person or by proxy. If you have returned valid proxy instructions or if you hold your shares in your own name as a holder of record and attend the Annual Meeting in person, your shares will be counted for the purpose of determining whether there is a quorum. If a quorum is not present, the Annual Meeting may be adjourned by the chairman of the meeting or by a vote of a majority of the shares represented at the Annual Meeting until a quorum has been obtained.

        The affirmative vote of a plurality of all of the votes cast for and against each nominee will be required to elect each nominee to the Board of Directors (Proposal One). Each share may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted. Cumulative voting is not permitted. The affirmative vote of a majority of all of the votes cast on such proposal will be required to extend the term of our stockholder rights plan for an additional three years (Proposal Two), to ratify the appointment of BDO USA, LLP as our independent auditors for the year ending December 31, 2018 (Proposal Three) and to approve the adjournment or postponement of the Annual Meeting (Proposal Four) and for any other matter that may properly come before the stockholders at the Annual Meeting.

        If you are the beneficial owner of shares held in the name of a broker, trustee or other nominee and do not provide that broker, trustee or other nominee with voting instructions, your shares may constitute "broker non votes." The election of directors (Proposal One), the extension of the term of our stockholder rights plan (Proposal Two) and the adjournment or postponement of the Annual Meeting (Proposal Four) are non-discretionary items under the rules of the NYSE American and may not be voted by brokers, banks or other nominees who have not received specific voting instructions from the beneficial owner of the shares. It is therefore important that you provide instructions to your broker so that your shares will be counted for purposes of Proposals One, Two and Four. The ratification of the appointment of BDO USA, LLP as independent auditors (Proposal Three) is a discretionary item, and as such, banks, brokers and other nominees that do not receive voting instructions from beneficial owners may vote on this proposal in their discretion.

        Abstentions and broker non-votes are included in determining whether a quorum is present, as they are considered present and entitled to cast a vote (even if, in the case of broker non-votes, they are only entitled to vote on Proposal Three). Abstentions and broker non-votes, if any, will not be considered as votes cast, and accordingly will have no effect on the outcome of, Proposals One, Two, Three and Four.

        If you sign and return your proxy card without giving specific voting instructions, your shares will be voted consistent with Board's recommendations.

Right To Revoke Proxy

        If you hold shares of common stock in your own name as a holder of record, you may revoke your proxy instructions through any of the following methods:

  •
  notify our corporate secretary in writing before your shares of common stock have been voted at the Annual Meeting;

  •
  sign, date and mail a new proxy card to Broadridge; or

  •
  attend the Annual Meeting and vote your shares of common stock in person.

        You must meet the same deadline when revoking your proxy as when voting your proxy. See the "Voting" section of this proxy statement for more information.

        If shares of common stock are held on your behalf by a broker, bank or other nominee, you must contact them to receive instructions as to how you may revoke your proxy instructions.

Multiple Stockholders Sharing the Same Address

        The SEC rules allow for the delivery of a single copy of an annual report and proxy statement to two or more stockholders who share an address, unless we have received contrary instructions from one or more of the stockholders. We will deliver promptly upon written or oral request separate copies of our annual report and proxy statement to a stockholder at a shared address to which a single copy was delivered. Requests for additional copies of the proxy materials, and requests that in the future separate proxy materials be sent to stockholders who share an address, should be directed to Ashford Inc., Attention: Investor Relations, 14185 Dallas Parkway, Suite 1100, Dallas, Texas, 75254 or by calling (972) 490-9600. In addition, stockholders who share a single address but receive multiple copies of the proxy materials may request that in the future they receive a single copy by contacting us at the address and phone number set forth in the previous sentence. Depending upon the practices of your broker, bank or other nominee, you may need to contact them directly to continue duplicate mailings to your household. If you wish to revoke your consent to householding, you must contact your broker, bank or other nominee. If you hold shares of common stock in your own name as a holder of record, householding will not apply to your shares.

        If you wish to request extra copies, free of charge, of any annual report, proxy statement or information statement, please send your request to Ashford Inc., Attention: Investor Relations, 14185 Dallas Parkway, Suite 1100, Dallas, Texas, 75254 or call (972) 490-9600. You can also obtain copies from our web site at www.ashfordinc.com. The information contained on our website is expressly not incorporated by reference into this proxy statement.

Annual Report

        Stockholders may request a free copy of our 2017 Annual Report, which includes our 2017 Form 10-K, by writing to the Corporate Secretary, Ashford Inc., 14185 Dallas Parkway, Suite 1100, Dallas, Texas 75254. Alternatively, stockholders may access our 2017 Annual Report on our website at www.ashfordinc.com. We will also furnish any exhibit to our 2017 Form 10-K if specifically requested. The information contained on our website is expressly not incorporated by reference into this proxy statement.

Other Matters

        We know of no other matters to be submitted to the stockholders at the Annual Meeting. If any other matters properly come before the stockholders at the Annual Meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

 ADDITIONAL INFORMATION

        We file annual, quarterly and special reports, proxy statements and other information with the SEC at 100 F Street N.E., Washington, DC 20549-1090. Our SEC filings are also available to the public from commercial document retrieval services and on the website maintained by the SEC at www.sec.gov. We make available on our website at www.ashfordinc.com, free of charge, our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, press releases, charters for the committees of our Board, our Corporate Governance Guidelines, our Code of Business Conduct and Ethics, our Code of Ethics for our Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer and other Company information, including amendments to such documents as soon as reasonably practicable after such materials are electronically filed or furnished to the SEC or otherwise publicly released. Such information will also be furnished upon written request to Ashford Inc., Attention: Investor Relations, 14185 Dallas Parkway, Suite 1100, Dallas, Texas 75254 or by calling (972) 490-9600.

        Any statement contained in this proxy statement will be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this proxy statement.

        You should rely only on the information contained in this proxy statement to vote on each of the proposals submitted for stockholder vote. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated May 30, 2018. You should not assume that the information contained in this proxy statement is accurate as of any later date.

ANNEX A-1
AMENDED AND RESTATED RIGHTS AGREEMENT

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 Annex A

ASHFORD INC.

and

COMPUTERSHARE TRUST COMPANY, N.A.

(Rights Agent)

Amended and Restated Rights Agreement

Dated as of August 12, 2015

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Page
1.	Definitions	A-1-4
2.	Appointment of Rights Agent	A-1-9
3.	Issue of Right Certificates	A-1-9
4.	Form of Right Certificates	A-1-11
5.	Countersignature and Registration	A-1-11
6.	Transfer, Split-up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates	A-1-11
7.	Exercise of Rights; Purchase Price; Expiration Date of Rights	A-1-12
8.	Cancellation and Destruction of Right Certificates	A-1-13
9.	Status and Availability of Preferred Shares	A-1-13
10.	Preferred Shares Record Date	A-1-14
11.	Adjustment of Purchase Price, Number of Shares or Number of Rights	A-1-14
12.	Certificate of Adjustment	A-1-19
13.	Consolidation, Merger, Sale or Transfer of Assets or Earning Power	A-1-20
14.	Fractional Rights and Fractional Shares	A-1-21
15.	Rights of Action	A-1-22
16.	Agreement of Right Holders	A-1-22
17.	Right Certificate Holder Not Deemed a Stockholder	A-1-22
18.	Concerning the Rights Agent	A-1-22
19.	Merger or Consolidation or Change of Name of Rights Agent	A-1-23
20.	Duties of Rights Agent	A-1-23
21.	Change of Rights Agent	A-1-25
22.	Issuance of New Right Certificates	A-1-26
23.	Redemption	A-1-26
24.	Exchange	A-1-27
25.	Notice of Certain Events	A-1-28
26.	Notices	A-1-29
27.	Supplements and Amendments	A-1-29
28.	Successors	A-1-30
29.	Benefits of This Agreement	A-1-30
30.	Severability	A-1-30
31.	Governing Law	A-1-30
32.	Counterparts	A-1-30
33.	Descriptive Headings	A-1-30
34.	Administration	A-1-30
35.	Force Majeure	A-1-31

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AMENDED AND RESTATED RIGHTS AGREEMENT

        This Amended and Restated Rights Agreement (this "Agreement") dated as of August 12, 2015 is between Ashford Inc., a Delaware corporation (the "Company"), and Computershare Trust Company, N.A., a federally chartered trust company (the "Rights Agent").

        The Board of Directors of the Company (the "Board") adopted resolutions creating a series of preferred stock designated as "Series A Preferred Stock" and authorized and declared a dividend of one preferred share purchase right (a "Right") for each Common Share, par value $0.01 per share, of the Company outstanding on the Close of Business (as defined below) on November 27, 2014 (the "Record Date") and authorized the issuance of one Right (subject to adjustment) with respect to each additional Common Share issued by the Company between the Record Date and the earliest of (i) the Close of Business on the Distribution Date, (ii) the Redemption Date or (iii) the Close of Business on the Final Expiration Date (as all are defined below), and additional Common Shares that shall become outstanding after the Distribution Date as provided in Section 22 of this Agreement, each Right initially representing the right to purchase one one-thousandth (subject to adjustment) of a Preferred Share (as defined below), subject to adjustment, upon the terms and subject to the conditions below.

        The Company and the Rights Agent entered into that certain Rights Agreement, dated as of November 17, 2014 (the "Original Agreement") and the Board and the stockholders of the Company approved the extension of the Final Expiration Date (as defined therein) to February 25, 2018.

        The parties wish to enter into this Agreement to amend and restate in its entirety the Original Agreement to integrate such extension into the Agreement.

        Accordingly, in consideration of the premises and the mutual agreements herein set forth, the parties agree as follows:

        1.    Definitions.    For purposes of this Agreement, the following terms have the meanings indicated:

          1.1   "Acquiring Person" means any Person (other than an Exempt Person) who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 10% or more of the Common Shares of the Company then outstanding, but shall not include (i) the Company, (ii) any Subsidiary of the Company, (iii) any employee benefit plan of the Company or of any Subsidiary of the Company, (iv) any entity or trustee holding (or acting in a fiduciary capacity in respect of) Common Shares for or pursuant to the terms of any such employee benefit plan or for the purpose of funding any such plan or funding other employee benefits for employees of the Company or of any Subsidiary of the Company, (v) Monty J. Bennett and his Affiliates and Associates (collectively, "Bennett") for so long as they collectively, in the aggregate, are the Beneficial Owners of, directly or indirectly, 20% or less (the "Bennett Threshold") of the then outstanding Common Shares of the Company (provided that (a) Common Shares Beneficially Owned by any of (w) Archie Bennett, Jr., (x) Ashford Hospitality Trust Inc. ("AHT"), (y) Ashford Hospitality Prime, Inc. ("Ashford Prime"), or (z) any directors or officers of AHT, Ashford Prime or the Company and (b) Common Shares issuable or reserved for issuance to, or held in trust on behalf of or for the benefit of, Monty J. Bennett or any of his beneficiaries pursuant to any nonqualified deferred compensation plan maintained by the Company or any of its Affiliates shall, in all cases, not be aggregated with Bennett for purposes of determining whether Bennett is the Beneficial Owner of Common Shares in excess of the Bennett Threshold), and (vi) any Person who or which, at the Close of Business on the Record Date, was a Beneficial Owner of 10% or more of the Common Shares of the Company then outstanding, other than a Person who or which is not an Affiliate or Associate of the Beneficial Owner on the Record Date and who or which subsequently becomes an Affiliate or Associate of such Beneficial Owner without the prior written approval of the Board of Directors (a "Grandfathered Stockholder"); provided, however, that if a

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  Grandfathered Stockholder becomes, after the Record Date, the Beneficial Owner of additional Common Shares (other than Common Shares acquired solely as a result of corporate action of the Company not caused, directly or indirectly, by such Person) at any time such that the Grandfathered Stockholder is or thereby becomes the Beneficial Owner of 10% or more of the Common Shares then outstanding (or such other percentage as would otherwise result in such Person becoming an Acquiring Person), then such Grandfathered Stockholder shall be deemed an Acquiring Person; provided, however, that upon the first decrease of a Grandfathered Stockholder's Beneficial Ownership below 10%, such Grandfathered Stockholder shall no longer be considered a Grandfathered Stockholder and this clause (v) shall have no further force or effect with respect to such Grandfathered Stockholder.

        Notwithstanding the foregoing, no Person shall become an Acquiring Person as the result of an acquisition of Common Shares by the Company which, by reducing the number of shares outstanding, increases the proportionate number of Common Shares Beneficially Owned by such Person to 10% or more of the then outstanding Common Shares of the Company (or such other percentage as would otherwise result in such Person becoming an Acquiring Person); provided, however, that if a Person would, but for the provisions of this paragraph, become an Acquiring Person by reason of an acquisition of Common Shares by the Company and shall, after such share purchases by the Company, become the Beneficial Owner of any additional Common Shares of the Company at any time such that the Person is or thereby becomes the Beneficial Owner of 10% or more of the Common Shares of the Company then outstanding (or such other percentage as would otherwise result in such Person becoming an Acquiring Person) (other than Common Shares acquired solely as a result of corporate action of the Company not caused, directly or indirectly, by such Person), then such Person shall be deemed to be an Acquiring Person.

        Notwithstanding the foregoing paragraphs of this Section 1.1, if the Board of Directors of the Company determines that a Person who would otherwise be an Acquiring Person, has become such inadvertently (including, without limitation, because (A) such Person was unaware that it Beneficially Owned that number of Common Shares that would otherwise cause such Person to be an "Acquiring Person" or (B) such Person was aware of the extent of its Beneficial Ownership of Common Shares but had no actual knowledge of the consequences of such Beneficial Ownership under this Agreement) and without any intention of obtaining, changing or influencing control of the Company, and such Person divests as promptly as practicable (as determined by the Board of Directors of the Company) a sufficient number of Common Shares so that such Person would no longer be an Acquiring Person, then such Person shall not be deemed to have become an Acquiring Person for any purposes of this Agreement. Notwithstanding the foregoing, if a bona fide swaps or derivatives dealer who would otherwise be an "Acquiring Person" has become so as a result of its actions in the ordinary course of its business that the Board of Directors of the Company determines, in its sole discretion, were taken without the intent or effect of evading or assisting any other Person to evade the purposes and intent of this Agreement, or otherwise seeking to control or influence the management or policies of the Company, then, and unless and until the Board of Directors shall otherwise determine, such Person shall not be deemed to be an "Acquiring Person" for any purposes of this Agreement.

          1.2   A Person shall be deemed to be "Acting in Concert" with another Person if such Person knowingly acts (whether or not pursuant to an express agreement, arrangement or understanding) in concert or in parallel with such other Person, or towards a common goal with such other Person, relating to (i) acquiring, holding, voting or disposing of voting securities of the Company or (ii) changing or influencing the control of the Company or in connection with or as a participant in any transaction having that purpose or effect, where (x) each Person is conscious of the other Person's conduct or intent and this awareness is an element in their decision-making processes and (y) at least one additional factor supports a determination by the Board that such Persons intended to act in concert or in parallel, which such additional factors may include,

A-1-5

  without limitation, exchanging information, attending meetings, conducting discussions, or making or soliciting invitations to act in concert or in parallel. A Person who is Acting in Concert with another Person shall also be deemed to be Acting in Concert with any third Person who is also Acting in Concert with such other Person. Notwithstanding the foregoing, no Person shall be deemed to be Acting in Concert with another Person solely as a result of (i) making or receiving a solicitation of, or granting or receiving, revocable proxies or consents given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by means of a proxy or solicitation statement filed on Schedule 14A, or (ii) soliciting or being solicited for, or tendering or receiving tenders of securities in a public tender or exchange offer made pursuant to, and in accordance with, Section 14(d) of the Exchange Act by means of a tender offer statement filed on Schedule TO.

          1.3   "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date of this Agreement.

          1.4   A Person shall be deemed the "Beneficial Owner" of, shall be deemed to have "beneficial ownership" of and shall be deemed to "beneficially own" any securities:

            1.4.1  which such Person or any of such Person's Affiliates or Associates beneficially owns, directly or indirectly, within the meaning of Rule 13d-3 of the General Rules and Regulations under the Exchange Act;

            1.4.2  which such Person or any of such Person's Affiliates or Associates has (i) the right or the obligation to acquire (whether such right is exercisable, or such obligation is required to be performed, immediately or only after the passage of time or upon the satisfaction of conditions) pursuant to any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), written or otherwise, or upon the exercise of conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed to be the Beneficial Owner of, or to beneficially own, (w) securities tendered pursuant to a tender or exchange offer made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange, (x) securities which such Person has a right to acquire upon the exercise of Rights at any time prior to the time that any Person becomes an Acquiring Person, (y) securities issuable upon the exercise of Rights from and after the time that any Person becomes an Acquiring Person if such Rights were acquired by such first Person or any of such first Person's Affiliates or Associates prior to the Distribution Date or pursuant to Section 3.1 or Section 22 hereof ("Original Rights") or pursuant to Section 11.9 or Section 11.14 with respect to an adjustment to Original Rights, or (z) securities which such Person or any of such Person's Affiliates or Associates may acquire, does or do acquire or may be deemed to have the right to acquire, pursuant to any merger or other acquisition agreement between the Company and such Person (or one or more of such Person's Affiliates or Associates) if such agreement has been approved by the Board of Directors prior to such Person's becoming an Acquiring Person; or (ii) the right to vote pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security by reason of such agreement, arrangement or understanding if the agreement, arrangement or understanding to vote such security (A) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act

A-1-6

    and (B) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report);

            1.4.3  which are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate of such other Person) with which such first Person or any of such first Person's Affiliates or Associates or any other Person (or any Affiliate or Associate of such other Person) with whom such first Person (or any Affiliates or Associates of such first Person) is Acting in Concert, has any agreement, arrangement or understanding, whether or not in writing, for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in clause (ii) of Section 1.3.2) or disposing of any voting securities of the Company; or

            1.4.4  which are the subject of, or the reference securities for, or that underlie, any Derivative Interest of such Person or any of such Person's Affiliates or Associates, with the number of Common Shares deemed Beneficially Owned being the notional or other number of Common Shares specified in the documentation evidencing the Derivative Interest as being subject to be acquired upon the exercise or settlement of the Derivative Interest or as the basis upon which the value or settlement amount of such Derivative Interest is to be calculated in whole or in part or, if no such number of Common Shares is specified in such documentation, as determined by the Board of Directors to be the number of Common Shares to which the Derivative Interest relates.

        Notwithstanding anything in this definition of Beneficial Owner to the contrary, the phrase "then outstanding," when used with reference to a Person's beneficial ownership of securities of the Company, means the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding which such Person would be deemed to beneficially own hereunder but the number of securities not outstanding that such Person is otherwise deemed to beneficially own for purposes of this Agreement shall not be included for the purpose of computing the percentage of the outstanding securities beneficially owned by any other Person (unless such other Person is also deemed to beneficially own for purposes of this Agreement such securities not outstanding).

          1.5   "Book Entry" shall mean an uncertificated book entry for the Common Shares.

          1.6   "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in the state of New York are authorized or obligated by law or executive order to close.

          1.7   "Close of Business" on any given date means 5:00 p.m., New York time, on such date; provided, however, that if such date is not a Business Day, it means 5:00 p.m., New York time, on the next succeeding Business Day.

          1.8   "Common Shares" when used with reference to the Company or without reference means the shares of common stock, par value $0.01 per share, of the Company. "Common Shares" when used with reference to any Person other than the Company means the capital stock (or, in the case of any entity other than a corporation, the equivalent equity interest) with the greatest voting power of such other Person or, if such other Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person.

          1.9   "Common Stock Equivalents" has the meaning set forth in Section 11.1.1(ii)(C).

          1.10 "Current Per Share Market Price" has the meaning set forth in Section 11.4.1.

          1.11 "Current Value" has the meaning set forth in Section 11.1.1(i)(A).

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          1.12 "Derivative Interest" shall mean any derivative securities (as defined under Rule 16a-1 under the Exchange Act) that increase in value as the value of the underlying equity increases, including, but not limited to, a long convertible security, a long call option and a short put option position, in each case, regardless of whether (x) such interest conveys any voting rights in such security, (y) such interest is required to be, or is capable of being, settled through delivery of such security or (z) transactions hedge the economic effect of such interest.

          1.13 "Distribution Date" has the meaning set forth in Section 3.1.

          1.14 "Earning Power" has the meaning set forth in Section 13.4.

          1.15 "Equivalent Preferred Shares" has the meaning set forth in Section 11.2.

          1.16 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          1.17 "Exchange Ratio" has the meaning set forth in Section 24.1.

          1.18 "Exempt Person" shall mean any Person that the Board of Directors determines is exempt from this Agreement; provided that such determination is made, and no Person shall qualify as an Exempt Person unless such determination is made, prior to such time as any Person becomes an Acquiring Person; provided further that any Person will cease to be an Exempt Person if the Board of Directors makes a contrary determination with respect to such Person.

          1.19 "Final Expiration Date" means February 25, 2018.

          1.20 "NYSE" means the New York Stock Exchange.

          1.21 "Person" means any individual, firm, corporation, partnership, limited partnership, limited liability partnership, business trust, limited liability company, unincorporated association or other entity, and shall include any successor (by merger or otherwise) of such entity.

          1.22 "Preferred Shares" means shares of Series A Preferred Stock, par value $0.01 per share, of the Company having such rights and preferences as are set forth in the form of Certificate of Designation set forth as Exhibit A hereto, as the same may be amended from time to time.

          1.23 "Purchase Price" has the meaning set forth in Section 7.2.

          1.24 "Redemption Date" has the meaning set forth in Section 23.22.

          1.25 "Redemption Price" has the meaning set forth in Section 23.21.

          1.26 "Right Certificate" means a certificate evidencing a Right in substantially the form of Exhibit B hereto.

          1.27 "Spread" has the meaning set forth in Section 11.1.1(i).

          1.28 "Stock Acquisition Date" means the earlier of (i) the date of the public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) of the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such or (ii) the date that a majority of the Board of Directors of the Company shall become aware of the existence of an Acquiring Person.

          1.29 "Subsidiary" of any Person means any corporation or entity of which securities or other ownership interest having ordinary voting power sufficient to elect a majority of the board of director or other person performing similar functions are beneficially owned, directly or indirectly, by such Person and any corporation or other entity that is otherwise controlled by such Person.

          1.30 "Substitution Period" has the meaning set forth in Section 11.1.1.

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          1.31 "Summary of Rights" means the Summary of Rights to Purchase Preferred Shares in substantially the form of Exhibit C hereto.

          1.32 "Trading Day" means a day on which the principal national securities exchange on which a security is listed or admitted to trading is open for the transaction of business or, if a security is not listed or admitted to trading on any national securities exchange, a Business Day.

        2.    Appointment of Rights Agent.    The Company hereby confirms the appointment of the Rights Agent to act as agent for the Company in accordance with the express terms and conditions hereof (and no implied terms or conditions), and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable, upon ten (10) calendar days' prior written notice to the Rights Agent. In the event the Company appoints one or more co-Rights Agents, the respective duties of the Rights Agent and any co-Rights Agents under the provisions of this Agreement shall be as the Company shall reasonably determine and the Company shall notify in writing, the Rights Agent and any co-Rights Agent of such duties. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-Rights Agent.

        3.    Issue of Right Certificates.

          3.1   Until the earlier of (i) the tenth Business Day after the Stock Acquisition Date (or, in the event the Board of Directors determines on or before such tenth day Business Day to effect an exchange in accordance with Section 24 and determines in accordance with Section 24.6 that a later date is advisable, such later date that is not more than twenty days after the Stock Acquisition Date) or (ii) the tenth Business Day (or such later date as may be determined by action of the Board of Directors prior to such time as any Person becomes an Acquiring Person) after the date of the commencement by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any entity or trustee holding (or acting in a fiduciary capacity in respect of) Common Shares for or pursuant to the terms of any such benefit plan or for the purpose of funding any such plan or funding other employee benefits for employees of the Company or of any Subsidiary of the Company) of, or of the first public announcement of the intention of any Person (other than any of the Persons referred to in the preceding parenthetical) to commence, a tender or exchange offer the consummation of which would result in any Person becoming an Acquiring Person (including any such date which is after the date of this Agreement and prior to the issuance of the Rights; such date being herein referred to as the "Distribution Date", provided, however, that the Distribution Date shall in no event be prior the Record Date), (x) the Rights will be evidenced (subject to the provisions of Section 3.12) by the certificates for Common Shares registered in the names of the holders thereof and not by separate Right Certificates, and (y) the Rights will be transferable only in connection with the transfer of Common Shares. As soon as practicable after the Distribution Date, the Company will prepare and execute, and, at the request of the Company, the Rights Agent will countersign, and the Company will send or cause to be sent (and the Rights Agent will, if so requested and provided with all necessary information and documents, will, at the expense of the Company, send) by first-class, insured, postage-prepaid mail, to each record holder of Common Shares as of the Close of Business on the Distribution Date (other than any Acquiring Person or any Associate or Affiliate of an Acquiring Person), at the address of such holder shown on the records of the Company, a Right Certificate, in substantially the form of Exhibit B hereto, evidencing one Right for each Common Share so held, subject to adjustment as provided herein. As of the Distribution Date, the Rights will be evidenced solely by such Right Certificates. The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Distribution Date. Until such written notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Distribution Date has not occurred.

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          3.2   As soon as practicable after the date hereof, the Company will (directly or, at the expense of the Company, through the Rights Agent or its transfer agent if the Rights Agent or transfer agent is directed by the Company and provided with all necessary information and documents) send a copy of the Summary of Rights by first-class, postage-prepaid mail to each record holder of Common Shares evidenced by certificates as of the Close of Business on the date hereof (other than any Acquiring Person or any Associate or Affiliate of an Acquiring Person), at the address of such holder shown on the records of the Company. With respect to certificates representing Common Shares (or Book Entry Common Shares) outstanding as of the date hereof, until the Distribution Date, the Rights will be evidenced by such certificates registered in the names of the holders thereof together with the Summary of Rights. Until the Distribution Date (or, if earlier, the Expiration Date), the surrender for transfer of any certificate representing Common Shares outstanding on the Record Date, with or without a copy of the Summary of Rights, shall also constitute the transfer of the Rights associated with the Common Shares represented thereby. With respect to Book Entry Common Shares outstanding as of the Record Date, until the Distribution Date, the Rights shall be evidenced by the balances indicated in the Book Entry account system of the transfer agent for the Common Shares. Until the earlier of the Distribution Date and the Expiration Date, the transfer of any Common Shares outstanding on the Record Date (whether represented by certificates or evidenced by the balances indicated in the Book Entry account system of the transfer agent for Common Shares, and, in either case, regardless of whether a copy of the Summary of Rights is submitted with the surrender or request for transfer), shall also constitute the transfer of the Rights associated with such Common Shares.

          3.3   Certificates for Common Shares which are issued (including, without limitation, reacquired Common Shares referred to in the last sentence of this Section 3.33) after the date hereof but prior to the earliest of (i) the Close of Business on the Distribution Date, (ii) the Redemption Date or (iii) the Close of Business on the Final Expiration Date shall have impressed on, printed on, written on or otherwise affixed to them the following legend:

  This certificate also evidences and entitles the holder hereof to certain Rights as set forth in an Amended and Restated Rights Agreement between Ashford Inc. and Computershare Trust Company, N.A., as Rights Agent, dated as of August 12, 2015, as it may from time to time be amended or supplemented pursuant to its terms (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Ashford Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Ashford Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights that are or were acquired or beneficially owned by Acquiring Persons (as defined in the Rights Agreement) will become null and void and will no longer be transferable.

        If the Company purchases or acquires any Common Shares after the Record Date but prior to the Close of Business on the Distribution Date, any Rights associated with such Common Shares shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the Common Shares which are no longer outstanding.

        With respect to Common Shares in Book Entry form for which there has been sent a confirmation or account statement containing the foregoing legend, until the earliest of the Distribution Date and the Expiration Date, the Rights associated with the Common Shares shall be evidenced by such Common Shares alone and registered holders of Common Shares shall also be the registered holders of the associated Rights, and the transfer of any such Common Shares shall also constitute the transfer of the Rights associated with such Common Shares.

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        Notwithstanding this Section 3.3, neither the omission of a legend nor the failure to deliver the notice of such legend required hereby shall affect the enforceability of any part of this Agreement or the rights of any holder of the Rights.

        4.    Form of Right Certificates.    The Right Certificates (and the forms of election to purchase Preferred Shares and of assignment to be printed on the reverse thereof) shall be substantially the same as Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the other provisions of this Agreement, the Right Certificates shall entitle the holders thereof to purchase such number of one one-thousandths of a Preferred Share as shall be set forth therein at the Purchase Price, but the amount and type of securities purchasable upon exercise and the Purchase Price shall be subject to adjustment as provided herein.

        5.    Countersignature and Registration.    The Right Certificates shall be executed on behalf of the Company by its Chairman of the Board or its Chief Executive Officer, its President or any of its Vice Presidents, either manually or by facsimile signature; shall have affixed thereto the Company's seal or a facsimile thereof; and shall be attested by the Secretary or any Assistant Secretary of the Company or the Treasurer or an assistant treasurer of the Company, either manually or by facsimile signature. The Right Certificates shall be countersigned by the Rights Agent and shall not be valid for any purpose unless so countersigned, either manually or by facsimile. If any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates nevertheless may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the Person who signed such Right Certificates had not ceased to be such officer of the Company. Any Right Certificate may be signed on behalf of the Company by any Person who, at the actual date of the execution of such Right Certificate, is a proper officer of the Company to sign such Right Certificate, even if at the date of the execution of this Agreement such Person was not such an officer.

        Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its principal office, books for registration of the transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates, and the date of each of the Right Certificates.

        6.    Transfer, Split-up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.

          6.1   Subject to the provisions of Section 14, at any time after the Close of Business on the Distribution Date, and prior to the earlier of the Redemption Date or the Close of Business on the Final Expiration Date, any Right Certificate (other than a Right Certificate representing Rights that have become void pursuant to Section 11.1.2 or that have been exchanged pursuant to Section 24) may be transferred, split up, combined or exchanged for another Right Certificate, entitling the registered holder to purchase a like number of Preferred Shares as the Right Certificate surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate to be transferred, split up, combined or exchanged at the principal office of the Rights Agent. Thereupon the Rights Agent shall countersign and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment of a sum

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  sufficient for any tax or governmental charge that may be imposed in connection with any transfer, split-up, combination or exchange of Right Certificates. If and to the extent the Company does require payment of any such taxes or charges, the Company shall give the Rights Agent written notice thereof and the Rights Agent shall not deliver any Rights Certificate unless and until such payments have been made, and the Rights Agent shall forward any such sum collected by it to the Company or to such Persons as the Company specifies by written notice. The Rights Agent shall have no duty or obligation to take any action with respect to a Rights holder under any Section of this Agreement which requiring the payment by such Rights holder of applicable taxes and/or charges unless and until such taxes and/or charges have been paid.

          6.2   Subject to the provisions of Section 14, at any time after the Close of Business on the Distribution Date, and prior to the earlier of the Redemption Date or the Close of Business on the Final Expiration Date, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company's request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and, in case of mutilation, upon surrender to the Rights Agent and cancellation of the Right Certificate, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for delivery to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

        Notwithstanding any other provision hereof, the Company and the Rights Agent may amend this Agreement to provide for uncertificated Rights in addition to or in place of Rights Certificates, to the extent permitted by applicable law.

        7.    Exercise of Rights; Purchase Price; Expiration Date of Rights.

          7.1   Except as otherwise provided herein, the Rights shall become exercisable on the Distribution Date, and thereafter, the registered holder of any Right Certificate (other than a holder whose Rights have become void pursuant to Section 11.1.2 or have been exchanged pursuant to Section 24) may, subject to Section 11.1.2 and except as otherwise provided herein, exercise the Rights evidenced thereby in whole or in part at any time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at its principal office, together with payment of the Purchase Price for each one one-thousandth of a Preferred Share represented by a Right that is exercised and an amount equal to any applicable transfer tax required to be paid pursuant to Section 9, prior to the time (the "Expiration Date") that is the earliest of (i) the Close of Business on the Final Expiration Date, (ii) the time at which the Rights are redeemed pursuant to Section 23, or (iii) the time at which the Rights are exchanged pursuant to Section 24 and (iv) the Closing of any merger or other acquisition transaction involving the Company pursuant to Agreement described in Sections 1.3.2(i)(z) and 13.3 at which time the Rights are terminated.

          7.2   The purchase price to be paid upon the exercise of each Right to purchase one one-thousandth of a Preferred Share represented by a Right shall initially be $275 (the "Purchase Price") and shall be payable in lawful money of the United States of America in accordance with Section 7.3. Each Right shall initially entitle the holder to acquire one one-thousandth of a Preferred Share upon exercise of the Right. The Purchase Price and the number of Preferred Shares or other securities for which a Right is exercisable shall be subject to adjustment from time to time as provided in Sections 11 and 13.

          7.3   Except as otherwise provided herein, upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase duly executed, accompanied by payment of the Purchase Price for the number of Rights exercised and an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with

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  Section 9 by cash, certified check, cashier's check or money order payable to the order of the Company, the Rights Agent shall thereupon promptly (i)(A) requisition from any transfer agent of the Preferred Shares certificates for the number of Preferred Shares to be purchased, and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) requisition from any depositary agent for the Preferred Shares depositary receipts representing such number of Preferred Shares as are to be purchased (in which case certificates for the Preferred Shares represented by such receipts shall be deposited by the transfer agent with the depositary agent), and the Company hereby directs any such depositary agent to comply with such request; (ii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional Preferred Shares in accordance with Section 14; (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder; and (iv) when appropriate, after receipt, deliver such cash to or upon the order of the registered holder of such Right Certificate.

          7.4   Except as otherwise provided herein, if the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the exercisable Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Right Certificate or to such holder's duly authorized assigns, subject to the provisions of Section 14.

          7.5   Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of Rights upon the occurrence of any purported transfer or exercise of Rights as set forth in Section 6 or this Section 7 unless such registered holder shall have (i) properly completed and signed the certificate contained in the form of assignment or form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such transfer or exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company and the Rights Agent shall reasonably request.

        8.    Cancellation and Destruction of Right Certificates.    All Right Certificates surrendered for the purpose of exercise, transfer, split-up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Right Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

        9.    Status and Availability of Preferred Shares.

          9.1   The Company covenants and agrees that it will cause to be reserved and kept available, out of its authorized and unissued Preferred Shares or any Preferred Shares held in its treasury, the number of Preferred Shares that will be sufficient to permit the exercise in full of all outstanding Rights in accordance with Section 7.

          9.2   The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Preferred Shares (or other securities of the Company) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such Preferred Shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and non-assessable shares.

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          9.3   The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or the issuance and delivery of any certificates or depository receipts or entries in the Book Entry account system of the transfer agent for the of any Preferred Shares (or other securities of the Company) upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates or depositary receipts for the Preferred Shares (or other securities of the Company) in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise, and shall not be required to issue or deliver any certificates or depositary receipts for Preferred Shares (or other securities of the Company) upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company's reasonable satisfaction that no such tax is due.

        10.    Preferred Shares Record Date.    Each Person in whose name any certificate or entry in the Book Entry account system of the transfer agent for the Preferred Shares is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Preferred Shares (or other securities of the Company) represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however, that, if the date of such surrender and payment is a date upon which the Preferred Shares transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Shares transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a holder of Preferred Shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions, or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

        11.    Adjustment of Purchase Price, Number of Shares or Number of Rights.

          11.1 General.

            11.1.1  In the event the Company shall at any time after the date of this Agreement and prior to the Distribution Date (i) declare a dividend on the Preferred Shares payable in Preferred Shares, (ii) subdivide the outstanding Preferred Shares, (iii) combine the outstanding Preferred Shares into a smaller number of Preferred Shares or (iv) issue any shares of its capital stock in a reclassification of the Preferred Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11.1, the number and kind of shares of capital stock issuable upon the exercise of a Rights as of the record date for such dividend or the effective date or such subdivision, combination or reclassification, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date, the holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right.

            11.1.2  Subject to the second paragraph of this Section 11.1.2 and to Section 24, on the Stock Acquisition Date, each holder of a Right shall thereafter have a right to receive, upon

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    exercise of each Right to purchase one one-thousandth of a Preferred Share at a price equal to the then current Purchase Price, in accordance with the terms of this Agreement and in lieu of Preferred Shares, such number of Common Shares of the Company as shall equal the result obtained by dividing the current Purchase Price by 50% of the then Current Per Share Market Price of the Company's Common Shares (determined pursuant to Section 11.4) on the Stock Acquisition Date.

        From and after the Stock Acquisition Date, any Rights that are or were acquired or beneficially owned by (x) such Acquiring Person (or any Associate or Affiliate of such Acquiring Person) (y) a transferee of any Acquiring Person (or of any such Affiliate or Associate) who becomes a transferee after the Stock Acquisition Date or (z) a transferee of any Acquiring Person (or of any such Affiliate or Associate) who became a transferee prior to or on the Stock Acquisition Date pursuant to either (I) a transfer (whether or not for consideration) from the Acquiring Person to holders of its equity securities or to any Person with whom it has any continuing agreement, arrangement or understanding (whether or not in writing) regarding the transferred Rights or (II) a transfer which the Board of Directors has determined is part of a plan, arrangement or understanding which has the purpose or effect of avoiding the provisions of this paragraph, and subsequent transferees, either direct transferees or transferees through one or more intermediate transferees, of such Persons, shall be void, and any holder of such Rights shall thereafter have no right to exercise such Rights under any provision of this Agreement. No Right Certificate shall be issued pursuant to Section 3 that represents Rights that are or have become void pursuant to the preceding sentence. No Right Certificate shall be issued at any time upon the transfer of any Rights to an Acquiring Person whose Rights would be void pursuant to this Section 11.1.2 or to any Associate or Affiliate thereof or to any nominee of such Acquiring Person, Associate or Affiliate. Any Right Certificate delivered to the Rights Agent for transfer to an Acquiring Person whose Rights would be void pursuant to the preceding sentence, or to any Associate or Affiliate thereof, shall be canceled.

            11.1.3  If there are not sufficient authorized but unissued Common Shares to permit the exercise in full of the Rights in accordance with Section 11.1.2, or should the Board of Directors so elect, the Company shall with respect to such deficiency, to the extent permitted by applicable law and any material agreements to which the Company is a party, (i) determine the excess (the "Spread") of (A) the value of the Common Shares issuable upon the exercise of a Right as provided in Section 11.1.2 (the "Current Value") over (B) the Purchase Price, and (ii) with respect to each Right (other than Rights which have become void pursuant to Section 11.1.2), make adequate provision to substitute for such Common Shares, upon payment of the applicable Purchase Price, any one or more of the following having an aggregate value determined by the Board of Directors to be equal to the Current Value: (A) cash, (B) a reduction in the Purchase Price, (C) Common Shares or other equity securities of the Company (including, without limitation, shares, or fractions of shares, of preferred stock which the Board of Directors of the Company has determined to have the same value as Common Shares ("Common Stock Equivalents")), (D) debt securities of the Company or (E) other assets; provided, however, if the Company shall not have made adequate provision to deliver value pursuant to clause (ii) above within thirty days following the Stock Acquisition Date, then the Company shall be obligated to deliver, to the extent permitted by law and any material agreements then in effect to which the Company is a party, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, Common Shares (to the extent available) and then, if necessary, cash, which shares and cash shall have an aggregate value equal to the Spread.

        If the Board of Directors of the Company shall determine that it is likely that sufficient additional Common Shares could be authorized for issuance upon exercise in full of the Rights, the thirty-day period set forth above may be extended to the extent necessary, but not more than ninety days after

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the Stock Acquisition Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such period, as it may be extended, the "Substitution Period"). If the Company determines that action need be taken pursuant to this Section 11.1.1, the Company (x) shall provide, subject to Section 7.5 and the last paragraph of Section 11.1.2, that such action shall apply uniformly to all outstanding Rights, and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares, decide the appropriate form of distribution to be made and determine the value thereof. If the exercisability of the Rights is suspended pursuant to this Section 11.1.1, the Company shall make a public announcement, and shall deliver to the Rights Agent a statement, stating that the exercisability of the Rights has been temporarily suspended. When the suspension is no longer in effect, the Company shall make another public announcement, and deliver to the Rights Agent a statement, so stating. For purposes of this Section 11.1.1, the value of the Common Shares shall be the Current Per Share Market Price (as determined pursuant to Section 11.4.1) of the Common Shares as of the Stock Acquisition Date, and the value of any Common Stock Equivalent shall be deemed to have the same value as the Common Shares on such date.

          11.2 If the Company fixes a record date for the issuance of rights, options or warrants to all holders of Preferred Shares entitling them (for a period expiring within forty-five calendar days after such record date) to subscribe for or purchase Preferred Shares (or shares having the same rights, privileges and preferences as the Preferred Shares ("Equivalent Preferred Shares")) or securities convertible into Preferred Shares or Equivalent Preferred Shares at a price per Preferred Share or Equivalent Preferred Share (or having a conversion price per share, if a security convertible into Preferred Shares or Equivalent Preferred Shares) less than the then Current Per Share Market Price of the Preferred Shares (as defined in Section 11.4.2) on such record date, the Purchase Price to be in effect after such record date shall be adjusted by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, (i) the numerator of which shall be (A) the number of Preferred Shares outstanding on such record date plus (B) the number of Preferred Shares which the aggregate offering price of the total number of Preferred Shares or Equivalent Preferred Shares to be offered (or the aggregate initial conversion price of the convertible securities to be offered) would purchase at such Current Per Share Market Price and (ii) the denominator of which shall be (A) the number of Preferred Shares outstanding on such record date plus (B) the number of additional Preferred Shares or Equivalent Preferred Shares to be offered for subscription or purchase (or into which the convertible securities to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the Preferred Shares issuable upon exercise of one Right. If such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent. Preferred Shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed. If such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price that would then be in effect if such record date had not been fixed.

          11.3 If the Company fixes a record date for the making of a distribution to all holders of the Preferred Shares (including any distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular quarterly cash dividend or a dividend payable in Preferred Shares) or subscription rights or warrants (excluding those referred to in Section 11.2), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, (i) the numerator of which shall be the then Current Per Share Market Price of the Preferred Shares on such record date, less the fair market

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  value (as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the assets or evidences of indebtedness to be distributed or of such subscription rights or warrants applicable to one Preferred Share and (ii) the denominator of which shall be the then Current Per Share Market Price of the Preferred Shares; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the Preferred Shares to be issued upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed. If such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price that would then be in effect if such record date had not been fixed.

          11.4 Current Per Share Market Price.

            11.4.1  Except as otherwise provided herein, for the purpose of any computation hereunder, the "Current Per Share Market Price" of any security on any date shall be deemed to be the average of the daily closing prices per share of such security for the thirty consecutive Trading Days immediately prior to such date; provided, however, that if the Current Per Share Market Price of the security is determined during a period (i) following the announcement by the issuer of such security of (A) a dividend or distribution on such security payable in shares of such security or other securities convertible into such shares, or (B) any subdivision, combination or reclassification of such security, and (ii) prior to the expiration of thirty Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the Current Per Share Market Price shall be appropriately adjusted to reflect the current market price per share equivalent of such security. The closing price for each day shall be the last sale price or, if no such sale takes place on such day, the average of the closing bid and asked prices, in either case as reported by the NYSE, or, if on any such date the security is not quoted by the NYSE, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the security selected by the Board of Directors of the Company.

            11.4.2  For the purpose of any computation hereunder, the "Current Per Share Market Price" of the Preferred Shares, if the Preferred Shares are publicly traded, the Current Per Share Market Price shall be determined in accordance with the method set forth in Section 11.4.1. If the Preferred Shares are not publicly traded, the "Current Per Share Market Price" of the Preferred Shares shall be conclusively deemed to be the Current Per Share Market Price of the Common Shares as determined pursuant to Section 11.4.1 (appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof) multiplied by one thousand. If neither the Common Shares nor the Preferred Shares are publicly held or so listed or traded, "Current Per Share Market Price" means the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent.

          11.5 No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11.5 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one ten-millionth of a Preferred Share or one ten-thousandth of any other share or security as the case may be. Notwithstanding the first sentence of this Section 11.5, any adjustment required by this Section 11 shall be made no later than three years from the date of the transaction which requires such adjustment.

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          11.6 If, as a result of an adjustment made pursuant to Section 11.1, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Preferred Shares, the Purchase Price and number of such other shares so receivable upon exercise of any Right shall thereafter be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Shares contained in Sections 11.1 through 11.3, inclusive, and the provisions of Sections 7, 9, 10 and 13 with respect to the Preferred Shares shall apply on like terms to any such other shares.

          11.7 All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a Preferred Share purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

          11.8 Unless the Company exercises its election as provided in Section 11.9, upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11.2 and 11.3, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandth of a Preferred Share (calculated to the nearest one ten-millionth of a Preferred Share) obtained by (i) multiplying the number of one one-thousandth of a Preferred Share covered by a Right immediately prior to this adjustment by the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

          11.9 The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights in substitution for any adjustment in the number of one one-thousandth of a Preferred Share purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-thousandth of a Preferred Share for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one hundred-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights (with written notice to the Rights Agent), indicating the record date for the adjustment and, if known at the time, the amount of the adjustment to be made. The record date may be the date on which the Purchase Price is adjusted or any day thereafter but, if the Right Certificates have been distributed, shall be at least ten days after the date of the public announcement. If Right Certificates have been distributed, upon each adjustment of the number of Rights pursuant to this Section 11.9, the Company shall, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14, the additional Rights to which such holders shall be entitled as a result of such adjustment or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates to be so distributed shall be issued, executed and countersigned in the manner provided for herein and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

          11.10  Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandths of a Preferred Share issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the

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  number of one one-thousandths of a Preferred Share which were expressed in the initial Right Certificates issued hereunder.

          11.11  Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value of the fraction of Preferred Shares or other shares of capital stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and non-assessable Preferred Shares or other such shares at such adjusted Purchase Price.

          11.12  If this Section 11 requires that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may defer, until the occurrence of such event, issuing to the holder of any Right exercised after such record date Preferred Shares and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Preferred Shares and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares upon the occurrence of the event requiring adjustment.

          11.13  Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that any (i) combination or subdivision of the Preferred Shares, (ii) issuance wholly for cash of any Preferred Shares at less than the Current Per Share Market Price, (iii) issuance wholly for cash of Preferred Shares or securities which by their terms are convertible into or exchangeable for Preferred Shares, (iv) dividends on Preferred Shares payable in Preferred Shares, or (v) issuance of any rights, options or warrants referred to in Section 11.2 made by the Company after the date of this Agreement to holders of its Preferred Shares shall not be taxable to such stockholders.

          11.14  If, at any time after the date of this Agreement and prior to the Distribution Date, the Company (i) declares or pays any dividend on the Common Shares payable in Common Shares or (ii) effects a subdivision, combination or consolidation of the Common Shares (by reclassification or otherwise other than by payment of dividends in Common Shares) into a greater or lesser number of Common Shares, then in any such case (i) the number of one one-thousandths of a Preferred Share purchasable after such event upon exercise of each Right shall be determined by multiplying the number of one one-thousandths of a Preferred Share so purchasable immediately prior to such event by a fraction, the numerator of which is the number of Common Shares outstanding immediately before such event and the denominator of which is the number of Common Shares outstanding immediately after such event, and (ii) each Common Share outstanding immediately after such event shall have issued with respect to it that number of Rights which each Common Share outstanding immediately prior to such event had issued with respect to it. The adjustments provided for in this Section 11.14 shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is affected.

        12.    Certificate of Adjustment.    Whenever an adjustment is made as provided in Sections 11 and 13, the Company shall promptly (i) prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (ii) file with the Rights Agent and with each transfer agent for the Common Shares or the Preferred Shares a copy of such certificate, and (iii) if such adjustment occurs following a Distribution Date, mail a brief summary thereof to each holder of a Right Certificate in accordance with Section 25. Notwithstanding the foregoing sentence, the failure of the Company to make such a certification or give such notice shall not affect the validity of such

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adjustment or the force or effect of the requirement for such adjustment. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall not be obligated or responsible for calculating any adjustment, nor shall the Rights Agent be deemed to have knowledge of such an adjustment, unless and until it shall have received such certificate.

        13.    Consolidation, Merger, Sale or Transfer of Assets or Earning Power.

          13.1 If, at any time after a Stock Acquisition Date, (i) the Company consolidates with, or merges with and into, any other Person; (ii) any Person consolidates with the Company, or merges with and into the Company, and the Company is the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the Common Shares are or will be changed into or exchanged for stock or other securities of any other Person (or the Company) or cash or any other property; or (iii) the Company sells or otherwise transfers (or one or more of its Subsidiaries sell or otherwise transfer), in one or more transactions, assets or Earning Power aggregating 50% or more of the assets or Earning Power of the Company and its Subsidiaries (taken as a whole) to any other Person other than the Company or one or more of its wholly owned Subsidiaries, then proper provision shall be made so that (A) each holder of a Right (except for Rights which have become void as provided herein) shall thereafter have the right to receive, upon the exercise of each Right to purchase one one-thousandths of a Preferred Share represented by a Right at a price equal to the then current Purchase Price, in accordance with the terms of this Agreement and in lieu of Preferred Shares, such number of Common Shares of such other Person (including the Company as successor thereto or as the surviving corporation) equal to the result obtained by dividing the then current Purchase Price by 50% of the then Current Per Share Market Price of the Common Shares of such other Person (determined pursuant to Section 11.4 hereof) on the date of consummation of such consolidation, merger, sale or transfer; (B) the issuer of such Common Shares shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Company pursuant to this Agreement; (C) the term "Company" shall thereafter be deemed to refer to such issuer; and (D) such issuer shall take steps (including, but not limited to, the reservation of a sufficient number of shares of its common stock in accordance with Section 9) in connection with such consummation as may be necessary to ensure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to the common stock thereafter deliverable upon the exercise of the Rights; provided that, upon the subsequent occurrence of any consolidation, merger, sale or transfer of assets or other extraordinary transaction in respect of such issuer, each holder of a Right shall thereupon be entitled to receive, upon exercise of a Right and payment of the Purchase Price as provided in this Section 13.1, such cash, shares, rights, warrants and other property which such holder would have been entitled to receive had such holder, at the time of such transaction, owned Common Shares of the issuer receivable upon the exercise of a Right pursuant to this Section 13.1, and such issuer shall take such steps (including, but not limited to, reservation of shares of stock) as may be necessary to permit the subsequent exercise of the Rights in accordance with the terms hereof for such cash, shares, rights, warrants and other property.

          13.2 The Company shall not consummate any such consolidation, merger, sale or transfer unless prior thereto the Company and such issuer shall have executed and delivered to the Rights Agent a supplemental agreement providing for such issuer's compliance with this Section 13. The Company shall not enter into any transaction of the kind referred to in this Section 13 if, at the time of such transaction, there are any rights, warrants, instruments or securities outstanding or any agreements or arrangements which, as a result of the consummation of such transaction, would eliminate or substantially diminish the benefits intended to be afforded by the Rights. The provisions of this Section 13 shall apply to successive mergers or consolidations or sales or other transfers.

A-1-20

          13.3 Notwithstanding anything contained herein to the contrary, in the event of any merger or other acquisition transaction involving the Company pursuant to a merger or other acquisition agreement between the Company and any Person (or one or more of such Person's Affiliates or Associations) which agreement has been approved by the Board of Directors prior to any Person becoming an Acquiring Person, this Agreement and the rights of holders of Rights hereunder shall be terminated in accordance with Section 7.1.

          13.4 For purposes hereof, the "Earning Power" of the Company and its Subsidiaries shall be determined in good faith by the Company's Board of Directors on the basis of the operating earnings of each business operated by the Company and its Subsidiaries during the three fiscal years preceding the date of such determination (or, in the case of any business not operated by the Company or any Subsidiary during three full fiscal years preceding such date, during the period such business was operated by the Company or any Subsidiary).

        14.    Fractional Rights and Fractional Shares.

          14.1 The Company shall not be required to issue fractions of Rights (except prior to the Distribution Date in accordance with Section 11.14) or to distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14.1, the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable.

          14.2 The Company shall not be required to issue fractions of Preferred Shares (other than fractions which are integral multiples of one one-thousandth of a Preferred Share) upon exercise of the Rights or to distribute certificates which evidence fractional Preferred Shares (other than fractions which are integral multiples of one one-thousandth of a Preferred Share). Fractions of Preferred Shares in integral multiples of one one-thousandth of a Preferred Share may, at the election of the Company, be evidenced by depositary receipts, pursuant to an agreement between the Company and a depositary selected by the Company; provided, that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as Beneficial Owners of the Preferred Shares represented by such depositary receipts. In lieu of fractional Preferred Shares that are not integral multiples of one one-thousandth of a Preferred Share, the Company shall pay to each registered holder of Right Certificates at the time such Rights are exercised or exchanged as herein provided an amount in cash equal to the same fraction of the current market value of one Preferred Share as the fraction of one Preferred Share that such holder would otherwise receive upon the exercise of the aggregate number of rights exercised by such holder. For the purposes of this Section 14.2, the current market value of a Preferred Share shall be the closing price of a Preferred Share (pursuant to Section 11.4.1) for the Trading Day immediately prior to the date of such exercise or exchange.

          14.3 The closing price for any day shall be the last quoted price or, if not so quoted, the average of the high bid and low asked prices as reported by the NYSE, or if on any such date the Rights or Preferred Shares, as applicable, are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights or Preferred Shares, as applicable, selected by the Board of Directors of the Company. If on any such date no such market maker is making a market in the Rights or Preferred Shares, as applicable, the fair value of the Rights or Preferred Shares, as applicable, on such date as determined by the Board of Directors of the Company shall be used.

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          14.4 The holder of a Right by the acceptance of the Right expressly waives any right to receive fractional Rights or fractional shares upon exercise of a Right (except as provided in this Section 14).

        15.    Rights of Action.    All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent under Section 18, are vested in the respective registered holders of the Right Certificates and, prior to the Distribution Date, the registered holders of the Common Shares. Any registered holder of any Right Certificate or, prior to the Distribution Date, of Common Shares may, without the consent of the Rights Agent or of the holder of any other Right Certificate or, prior to the Distribution Date, of Common Shares, on such holder's own behalf and for such holder's own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder's right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Agreement.

        16.    Agreement of Right Holders.    Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

          16.1 prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Shares;

          16.2 after the Distribution Date, the Right Certificates are transferable only on the registry books maintained by the Rights Agent if surrendered at the principal office of the Rights Agent, duly endorsed or accompanied by a proper instrument of transfer; and

          16.3 the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Shares certificate or Book Entry) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated Common Shares certificate Book Entry made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to Section 7.5 hereof, shall be affected by any notice to the contrary.

        17.    Right Certificate Holder Not Deemed a Stockholder.    No holder, as such, of any Right Certificate shall be entitled to vote or receive dividends, or be deemed for any purpose the holder of the Preferred Shares or any other securities of the Company that may at any time be issuable on the exercise or exchange of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, to give or withhold consent to any corporate action, to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by such Right Certificate shall have been exercised or exchanged in accordance with the provisions hereof.

        18.    Concerning the Rights Agent.    The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability or expense, incurred without negligence, bad faith or willful misconduct on

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the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim or liability arising therefrom, directly or indirectly.

        The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any Right Certificate or certificate for Preferred Shares, Common Shares, or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20 hereof. The Rights Agent shall not be deemed to have knowledge of any event of which it was supposed to receive written notice thereof hereunder, but for which it has not received such written notice, and the Rights Agent shall (subject to the limitations set forth herein) be fully protected and shall incur no liability for failing to take action in connection therewith unless and until it has received such written notice.

        19.    Merger or Consolidation or Change of Name of Rights Agent.    Any entity into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any entity succeeding to the corporate trust powers of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided that such entity would be eligible for appointment as a successor Rights Agent under the provisions of Section 21. If, at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned. If, at that time, any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent. In all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

        If, at any time, the name of the Rights Agent changes and any of the Right Certificates have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned. If, at that time, any of the Right Certificates have not been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name. In all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

        The provisions of this Section 19 and Section 20 below shall survive the termination of this Agreement, the resignation, replacement or removal of the Rights Agent and the exercise, termination and the expiration of the Rights. In no event shall the Rights Agent be liable for special, punitive, incidental, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage and regardless of the form of the action (unless the Rights Agent has been found liable for such special, punitive, incidental, indirect or consequential loss or damage by a court of competent jurisdiction); and the Company agrees to indemnify the Rights Agent and to hold it harmless to the fullest extent permitted by law against any loss, liability or expense incurred as a result of claims for special, punitive, incidental, indirect or consequential loss or damages of any kind whatsoever provided in each case that such claims are not based on the gross negligence, bad faith or willful misconduct of the Rights Agent (each as determined by a final judgment of a court of competent jurisdiction).

        20.    Duties of Rights Agent.    The Rights Agent undertakes the duties and obligations set forth in this Agreement. The Rights Agent shall perform those duties and obligations upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

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          20.1 The Rights Agent may consult with legal counsel selected by it (who may be outside legal counsel for the Rights Agent or the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent and the Rights Agent will have no liability for or in respect of any action taken, suffered or omitted to be taken by it in the absence of bad faith and in accordance with such advice or opinion.

          20.2 Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including the identity of any Acquiring Person and the determination of Current Market Price) be proved or established by the Company prior to taking, suffering, or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof is specifically prescribed herein) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chief Executive Officer, the Chairman of the Board, the President, a Vice President, the Treasurer or the Secretary of the Company and delivered to the Rights Agent, and such certificate shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it, in the absence of bad faith, under the provisions of this Agreement in reliance upon such certificate.

          20.3 The Rights Agent shall be liable to the Company and any other Person hereunder only for its own gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a judgment of a court of competent jurisdiction).

          20.4 The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except as to its countersignature thereof) or be required to verify the same. All such statements and recitals are and shall be deemed to have been made by the Company only.

          20.5 The Rights Agent shall not have any liability for nor be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be liable or responsible for any breach by the Company of any covenant or failure by the Company to satisfy any condition contained in this Agreement or in any Right Certificate; nor shall it be responsible for any adjustment required under the provisions of Sections 11 or 13 or for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after receipt of a certificate furnished pursuant to Section 12 describing such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Preferred Shares or other securities to be issued pursuant to this Agreement or any Right Certificate or as to whether any Preferred Shares or other securities will, when so issued, be validly authorized and issued, fully paid, and non-assessable.

          20.6 The Company agrees that it will perform, execute, acknowledge and deliver, or cause to be performed, executed, acknowledged and delivered, all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

          20.7 The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder and certificates delivered pursuant to any provision hereof from any one of the Chief Executive Officer, the Chairman of the Board, the President, a Vice President, the Treasurer or the Secretary of the Company, and to apply to such officers for advice or instructions in connection with its duties. The Rights Agent shall not be liable for any action taken or suffered to be taken by it, in the absence of bad faith, in accordance with instructions of any such officer and such advice or instruction shall be full authorization and protection to the

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  Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken or suffered or omitted to be taken by it by it, in the absence of bad faith, in accordance with advice or instructions of any such officer or for any delay in acting while waiting for those instructions.

          20.8 The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company, or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company, or otherwise act as fully and freely as though it were not the Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

          20.9 The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself (through its directors, officers and employees) or by or through its attorneys or agents. The Rights Agent shall not be answerable or accountable for any act, default, neglect, or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct; provided that reasonable care was exercised in the selection and continued employment of such attorneys or agents.

          20.10  No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

          20.11  The Rights Agent shall not be required to take notice or be deemed to have notice of any fact, event or determination (including, without limitation, any dates or events defined in this Agreement or the designation of any Person as an Acquiring Person, Affiliate or Associate) under this Agreement unless and until the Rights Agent shall be specifically notified in writing by the Company of such fact, event or determination.

        21.    Change of Rights Agent.    The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty days' notice in writing mailed to the Company and, in the event that the Rights Agent or one of its Affiliates is not also the transfer agent for the Company, to each transfer agent of the Common Shares and the Preferred Shares by registered or certified mail. In the event the transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Agreement as of the effective date of such termination, and the Company shall be responsible for sending any required notice. The Company may remove the Rights Agent or any successor Rights Agent upon thirty days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Shares and the Preferred Shares by registered or certified mail, and, after the Distribution Date, to the holders of the Right Certificates by first class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit such Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a corporation or trust company organized and doing business under the laws of the United States or of any state of the United States, in good standing, which is authorized under such laws to exercise corporate trust or stock transfer powers, is subject to supervision or examination by federal or state authority, and has, along with its Affiliates, at the time of its appointment as Rights Agent a combined capital and surplus of at least $50 million. After appointment, the successor Rights Agent shall be

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vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed, and the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and shall execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Shares and the Preferred Shares, and, after the Distribution Date, mail a notice in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

        22.    Issuance of New Right Certificates.    Notwithstanding any of the provisions of this Agreement or of the Right Certificates to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of Common Shares following the Distribution Date and prior to the earlier of the Redemption Date and the Close of Business on the Final Expiration Date, the Company may, with respect to Common Shares so issued or sold (i) pursuant to the exercise of stock options; (ii) under any employment plan or arrangement; (iii) upon the exercise, conversion or exchange of securities, notes or debentures issued by the Company, or (iv) pursuant to a contractual obligation of the Company, in each case existing prior to the Distribution Date, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale.

        23.    Redemption.

          23.1 The Board of Directors of the Company may, at its option, at any time prior to such time as any Person becomes an Acquiring Person, redeem all, but not less than all, of the then outstanding Rights at a redemption price of $0.001 per one one-thousandths of a Preferred Share represented by a Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (the "Redemption Price"). The redemption of the Rights by the Board of Directors may be made effective at such time, on such basis and subject to such conditions as the Board of Directors in its sole discretion may establish. The Redemption Price shall be payable, at the option of the Company, in cash, Common Shares or such other form of consideration as the Board of Directors shall determine.

          23.2 Immediately upon the time of the effectiveness of the redemption of the Rights or such earlier time as may be determined by the Board of Directors of the Company in the action ordering such redemption (although not earlier than the time of such action) (the "Redemption Date"), and without any further action and without any notice, the right to exercise the Rights shall terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. The Company shall promptly give public notice of any such redemption; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Within ten days after action of the Board of Directors ordering the redemption of the Rights (or such later time as the Board of Directors may establish for the effectiveness of such redemption), the Company shall mail a notice of redemption to all the holders of the then outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Shares. Any notice mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. If the payment of the Redemption Price is not included with such notice, each such notice shall state the method by which the payment of the Redemption Price will be made. Neither the Company nor any of its Affiliates or Associates may

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  redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 or in Section 24, other than in connection with the purchase of Common Shares prior to the Distribution Date.

        24.    Exchange.

          24.1 The Board of Directors of the Company may, at its option, at any time after a Stock Acquisition Date, exchange all or part of the then outstanding and exercisable Rights (which excludes Rights that have become void pursuant to Section 11.1.2) for Common Shares at an exchange ratio of one Common Share per one one-thousandths of a Preferred Share represented by a Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (the "Exchange Ratio"). Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after an Acquiring Person becomes the Beneficial Owner of a majority of the Common Shares then outstanding. From and after the occurrence of an event specified in Section 13.1, any rights that theretofore have not been exchanged pursuant to this Section 24 shall thereafter be exercisable only in accordance with Section 13 and may not be exchanged pursuant to this Section 24. The exchange of the Rights by the Board of Directors of the Company may be made effective at such time, on such basis and with such conditions as the Board of Directors of the Company in its sole discretion may establish.

          24.2 Immediately upon effectiveness of the action of the Board of Directors of the Company ordering the exchange of any Rights pursuant to Section 24.1, and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of Common Shares equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Common Shares for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 11.1.2) held by each holder of Rights.

          24.3 In any exchange pursuant to this Section 24, the Company, at its option, may substitute Preferred Shares or Common Stock Equivalents for Common Shares exchangeable for Rights, at the initial rate of one one-thousandth of a Preferred Share (or an appropriate number of Common Stock Equivalents) for each Common Share, as appropriately adjusted to reflect adjustments in the voting rights of the Preferred Shares pursuant to the terms thereof, so that the fraction of a Preferred Share delivered in lieu of each Common Share shall have the same voting rights as one Common Share.

          24.4 If there shall not be sufficient Common Shares, Preferred Shares or Common Stock Equivalents authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such action as may be necessary to authorize additional Common Shares, Preferred Shares or Common Stock Equivalents for issuance upon exchange of the Rights.

          24.5 The Company shall not be required to issue fractions of Common Shares or to distribute certificates which evidence fractional Common Shares. In lieu of issuing fractional Common Shares, the Company may instead pay to the registered holders of the Right Certificates with regard to which such fractional Common Shares would otherwise be issuable an amount in cash

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  equal to the same fraction of the current per share market value of a whole Common Share. For the purposes of this Section 24.5, the current per share market value of a whole Common Share shall be the closing price of a Common Share (as determined pursuant to the second sentence of Section 11.4.1) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

          24.6 Notwithstanding anything in this Section 24 to the contrary, the exchange of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Without limiting the preceding sentence, the Board of Directors may (i) in lieu of issuing Common Shares or any other securities contemplated by this Section 24 to the Persons entitled thereto in connection with the exchange (such Persons, the "Exchange Recipients," and such shares and other securities, together with any dividends or distributions made on such shares or other securities, the "Exchange Property") issue, transfer or deposit the Exchange Property to or into a trust or other entity that may hold such Exchange Property for the benefit of the Exchange Recipients (provided that such trust or other entity may not be controlled by the Company or any of its Affiliates or Associates and provided further that the trustee or similar fiduciary of the trust or other entity will attempt to distribute the Exchange Property to the Exchange Recipients as promptly as practicable), (ii) permit such trust or other entity to exercise all of the rights that a stockholder of record would possess with respect to any shares deposited in such trust or entity and (iii) impose such procedures as are necessary to verify that the Exchange Recipients are not Acquiring Persons or Affiliates or Associates of Acquiring Persons as of any time periods established by the Board of Directors or such trust or entity. In the event the Board of Directors determines, before the Distribution Date, to effect an exchange, such Board may delay the occurrence of the Distribution Date to such time as such Board deems advisable; provided that the Distribution Date must occur no later than twenty days after the Stock Acquisition Date.

        25.    Notice of Certain Events.

          25.1 If the Company shall after the Distribution Date propose (i) to pay any dividend payable in stock of any class to the holders of its Preferred Shares or to make any other distribution to the holders of its Preferred Shares (other than a regular quarterly cash dividend); (ii) to offer to the holders of its Preferred Shares rights or warrants to subscribe for or to purchase any additional Preferred Shares or shares of stock of any class or any other securities, rights or options; (iii) to effect any reclassification of its Preferred Shares (other than a reclassification involving only the subdivision of outstanding Preferred Shares); (iv) to effect any consolidation or merger into or with any other Person, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of 50% or more of the assets or Earning Power of the Company and its Subsidiaries (taken as a whole) to any other Person; (v) to effect the liquidation, dissolution or winding-up of the Company; or (vi) to declare or pay any dividend on the Common Shares payable in Common Shares, or to effect a subdivision, combination or consolidation of the Common Shares (by reclassification or otherwise than by payment of dividends in Common Shares), then, in each such case, the Company shall give to each holder of a Right Certificate, in accordance with Section 26, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, or distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding-up is to take place and the date of participation therein by the holders of the Common Shares or Preferred Shares or both, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least ten days prior to the record date for determining holders of the Preferred Shares for purposes of such action, and in the case of any such other action, at least ten days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Common

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  Shares or Preferred Shares or both, whichever shall be the earlier. The failure to give notice required by this Section 25.1 or any defect there in shall not affect the legality or validity of the action taken by the Company or the vote upon any such action.

          25.2 The Company shall, as soon as practicable after a Stock Acquisition Date, give to each holder of a Right Certificate (or if occurring prior to the Distribution Date, the holders of Common Shares), in accordance with Section 26, a notice that describes the transaction in which the a Person became an Acquiring Person and the consequences of the transaction to holders of Rights under Section 11.1.2.

        26.    Notices.    Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by overnight delivery service or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

    Ashford Inc.
    14185 Dallas Parkway Suite 1100,
    Dallas, Texas 75254
    Attention: General Counsel

    Copy to:

    Kirkland & Ellis, LLP
    601 Lexington Avenue,
    New York, New York 10022
    Attn: David Fox Richard Brand

        Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be deemed given upon receipt and shall be sufficiently given or made if sent by overnight delivery service or registered or certified mail addressed (until another address is filed in writing with the Company) as follows:

    Computershare Trust Company, N.A.
    250 Royall Street
    Canton, MA 02021
    Attention: Client Services

        Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

        27.    Supplements and Amendments.    The Company may from time to time, and the Rights Agent shall if the Company so directs, supplement or amend this Agreement without the approval of any holders of Right Certificates in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, or to make any change to or delete any provision hereof or to adopt any other provisions with respect to the Rights which the Company may deem necessary or desirable; provided, however, that, from and after such time as any Person becomes an Acquiring Person, this Agreement shall not be amended or supplemented in any manner which would adversely affect the interests of the holders of Rights (other than an Acquiring Person and its Affiliates and Associates). Without limited the foregoing, the Company may at any time prior to such time as any Person becomes an Acquiring Person amend this Agreement to lower the thresholds set forth in Section 1(a) and 3(a) hereof to not less than 5% (the

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Reduced Threshold); provided, however, that no Person who, at the time of the amendment setting a Reduced Threshold, Beneficially Owns a number of Common Shares equal to or greater than the Reduced Threshold shall become an Acquiring Person unless such Person shall, after the public announcement of the Reduced Threshold, increase its Beneficial Ownership of the then outstanding Common Shares (other than as a result of an acquisition of Common Shares by the Company) to an amount equal to or greater than the greater of (x) the Reduced Threshold or (y) the sum of (i) the lowest Beneficial Ownership of such Person as a percentage of the outstanding Common Shares as of any date on or after the date of the public announcement of such Reduced Threshold plus (ii) .001%. Any supplement or amendment authorized by this Section 27 will be evidenced by a writing signed by the Company and the Rights Agent. Notwithstanding anything in this Agreement to the contrary, no supplement or amendment that changes the rights and duties of the Rights Agent under this Agreement will be effective against the Rights Agent without the execution of such supplement or amendment by the Rights Agent.

        28.    Successors.    All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

        29.    Benefits of This Agreement.    Nothing in this Agreement shall be construed to give to any Person or entity other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares) any legal or equitable right, remedy or claim under this Agreement. This Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares).

        30.    Severability.    If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, null and void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, that if any such excluded terms, provisions, covenants or restrictions shall materially and adversely affect the rights, immunities, liabilities, duties, responsibilities or obligations of the Rights Agent, the Rights Agent shall be entitled to resign upon ten (10) Business Days' written notice to the Company.

        31.    Governing Law.    This Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the state of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts to be made and performed entirely within such state.

        32.    Counterparts.    This Agreement may be executed in any number of counterparts, and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Agreement transmitted electronically shall have the same authority, effect and enforceability as an original signature.

        33.    Descriptive Headings.    Descriptive headings of the sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

        34.    Administration.    The Board of Directors of the Company shall have the exclusive power and authority to administer and interpret the provisions of this Agreement and to exercise all rights and powers specifically granted to the Board of Directors or the Company or as may be necessary or advisable in the administration of this Agreement. All such actions, calculations, determinations and interpretations which are done or made by the Board of Directors in good faith shall be final, conclusive and binding on the Company, the Rights Agent, holders of the Rights and all other parties and shall not subject the Board of Directors to any liability to the holders of the Rights.

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        35.    Force Majeure.    Notwithstanding anything to the contrary contained herein, the Rights Agent will not have any liability for not preforming, or a delay in the performance of, any act, duty, obligation or responsibility by reason of any occurrence beyond the reasonable control of the Rights Agent (including, without limitation, any act or provision of any present or future law or regulation or government authority, any act of God, war, civil or military disobedience or disorder, riot, terrorism, fire, earthquake, storm, flood, strike, work stoppage or similar occurrence).

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and their respective corporate seals to be hereunder affixed and attested, all as of the day and year first above written.

Ashford Inc.
By:	/s/ DAVID A. BROOKS

Computershare Trust Company, N.A.
By:	/s/ DENNIS V. MOCCIA as Rights Agent

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EXHIBIT A

FORM

of

CERTIFICATE OF DESIGNATION

of

SERIES A PREFERRED STOCK

of

ASHFORD INC.

        (Pursuant to Section 151 of the General Corporation Law of the State of Delaware)

        Ashford Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), hereby certifies that the following resolution was adopted by the Board of Directors of the Corporation (the "Board of Directors") as required by Section 151 of the General Corporation Law at a meeting duly called and held on November 16, 2014:

        RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors in accordance with the provisions of the Amended and Restated Certificate of Incorporation of the Corporation (the "Certificate of Incorporation"), the Board of Directors hereby creates a series of Preferred Stock, par value $0.01 per share (the "Preferred Stock"), of the Corporation and hereby states the designation and number of shares, and fixes the voting and other powers, preferences and relative, participating, optional and other rights of the shares of such series, and the qualifications, limitations and restrictions thereof as follows:

        Section 1.    Designation and Amount.     The shares of this series shall be designated as Series A Preferred Stock (the "Series A Preferred Stock"), and the number of shares constituting the Series A Preferred Stock shall be two million (2,000,000). Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Preferred Stock.

        Section 2.    Dividends and Distributions.

          (A)  Subject to the rights of the holders of any shares of any class or series of Preferred Stock (or any other stock of the Corporation) ranking prior and superior to the shares of Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of shares of any class or series of stock of the Corporation ranking junior to the Series A Preferred Stock in respect thereof, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of March, June, September and December in each year (each such date a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount (if any) per share (rounded to the nearest cent), subject to the provision for adjustment hereinafter set forth, equal to 1,000 multiplied by the aggregate per share amount of all cash dividends, and 1,000 multiplied by the aggregate per share amount (payable in

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  kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock, par value $0.01 per share (the "Common Stock"), of the Corporation or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise) declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

          (B)  The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (A) of this Section 2 immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock).

          (C)  Dividends due pursuant to paragraph (A) of this Section 2 shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding.

  The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

        Section 3.    Voting Rights.     The holders of shares of Series A Preferred Stock shall have the following voting rights:

          (A)  Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of

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  which is the number of shares of Common Stock that were outstanding immediately prior to such event.

          (B)  Except as otherwise provided in the Certificate of Incorporation, including any other Certificate of Designations creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

          (C)  Except as set forth herein, or as otherwise required by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

        Section 4.    Certain Restrictions.

          (A)  Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

              (i)  declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding-up) to the Series A Preferred Stock;

             (ii)  declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding-up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled; or

            (iii)  redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding-up) to the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (as to dividends and upon dissolution, liquidation or winding-up) to the Series A Preferred Stock.

          (B)  The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

        Section 5.    Reacquired Shares.     Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. The Corporation shall take all such actions as are necessary to cause all such shares to become authorized but unissued shares of Preferred Stock that may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein or in the Certificate of Incorporation, including any Certificate of Designations creating a series of Preferred Stock or any similar stock, or as otherwise required by law.

        Section 6.    Liquidation, Dissolution or Winding-Up.

          (A)  Upon any liquidation, dissolution or winding-up of the Corporation, voluntary or otherwise, no distribution shall be made to the holders of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding-up) to the Series A Preferred Stock unless,

A-1-34

  prior thereto, the holders of Series A Preferred Stock shall have received an amount per share (the "Series A Liquidation Preference") equal to an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 multiplied by the aggregate amount to be distributed per share to holders of shares of Common Stock plus an amount equal to any accrued and unpaid dividends. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

          (B)  If there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other classes and series of stock of the Corporation, if any, that rank on a parity with the Series A Preferred Stock in respect thereof, then the assets available for such distribution shall be distributed ratably to the holders of the Series A Preferred Stock and the holders of such parity shares in proportion to their respective liquidation preferences.

          (C)  Neither the merger or consolidation of the Corporation into or with another entity nor the merger or consolidation of any other entity into or with the Corporation shall be deemed to be a liquidation, dissolution or winding-up of the Corporation within the meaning of this Section 6.

        Section 7.    Consolidation, Merger, Etc.    If the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 multiplied by the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

        Section 8.    Amendment.     At any time that any shares of Series A Preferred Stock are outstanding, the Certificate of Incorporation shall not be amended in any manner, including in a merger, consolidation or otherwise, which would alter, change or repeal the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock, voting separately a single class.

        Section 9.    Rank.     The Series A Preferred Stock shall rank, with respect to the payment of dividends and upon liquidation, dissolution and winding-up, junior to all other series of Preferred

A-1-35

Stock, unless the terms of any such series shall provide otherwise, and shall rank senior to the Common Stock as to such matters.

        IN WITNESS WHEREOF, this Certificate of Designation is executed on behalf of the Corporation by its duly authorized officer this 17 day of November 2014.

Ashford Inc.
By:
	Name:	[ ]
	Title:	[ ]

A-1-36

EXHIBIT B

Form of Right Certificate

Certificate No. R-      Rights

  NOT EXERCISABLE AFTER FEBRUARY 25, 2018 OR EARLIER IF REDEMPTION OR EXCHANGE OCCURS. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $0.001 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS THAT ARE OR WERE ACQUIRED OR BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR ANY ASSOCIATES OR AFFILIATES THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) OR ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

Right Certificate

ASHFORD INC.

        This certifies that , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Amended and Restated Rights Agreement dated as of August 12, 2015, as may be amended from time to time (the "Rights Agreement"), between Ashford Inc., a Delaware corporation (the "Company"), and Computershare Trust Company, N.A., a federally chartered trust company (the "Rights Agent"), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 p.m., New York time, on November 27, 2014, at the principal office of the Rights Agent, or at the office of its successor as Rights Agent, one one-thousandth of a fully paid non-assessable share of Series A Preferred Stock, par value $0.01 per share (the "Preferred Shares"), of the Company, at a purchase price of $275 per one one-thousandth of a Preferred Share (the "Purchase Price"), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed. The number of Rights evidenced by this Right Certificate (and the number of one one-thousandths of a Preferred Share which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of August 12, 2015, based on the Preferred Shares as constituted at such date. As provided in the Rights Agreement, the Purchase Price and the number of one one-thousandths of a Preferred Share (or other securities or property) which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

        From and after the occurrence of a Stock Acquisition Date (as defined in the Rights Agreement) of the Rights Agreement, if the Rights evidenced by this Right Certificate are or were at any time on or after the earlier of (x) the date of such event or (y) the Distribution Date acquired or beneficially owned by an Acquiring Person or an Associate or Affiliate of an Acquiring Person, such Rights shall become void, and any holder of such Rights shall thereafter have no right to exercise such Rights.

        This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are incorporated herein by this reference and made a part hereof, and to which Rights Agreement reference is made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Rights Agreement are on file at the principal executive offices of the Company and the offices of the Rights Agent. The Company will mail to the holders of this Rights Certificate a copy of the Rights Agreement without charge after receipt of a written request therefor.

A-1-37

        This Right Certificate, with or without other Right Certificates, upon surrender at the principal office of the Rights Agent, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of Preferred Shares as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

        Subject to the provisions of the Rights Agreement, at the Company's option, the Rights evidenced by this Certificate (i) may be redeemed by the Company at a redemption price of $0.001 per Right or (ii) may be exchanged in whole or in part for shares of the Company's Common Stock, par value $0.01 per share, or Preferred Shares.

        No fractional Preferred Shares will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-thousandth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

        No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares or of any other securities of the Company which may at any time be issuable on the exercise or exchange hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised or exchanged as provided in the Rights Agreement.

        This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

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        WITNESS the facsimile signature of the proper officers of the Company and its corporate seal. Dated as of            ,        .

Attest:		Ashford Inc.
By:
Countersigned:
Rights Agent
By:	Authorized Signature

A-1-39

Form of Reverse Side of Right Certificate

FORM OF ASSIGNMENT

        (To be executed by the registered holder if such holder desires to transfer the Right Certificate.)

        FOR VALUE RECEIVED, hereby sells, assigns and transfers unto

(Please print name and address of transferee)

        Rights represented by this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint , Attorney, to transfer said Rights on the books of the within-named Company, with full power of substitution.

Date:	Signature

Signature Guaranteed:

        Signatures must be guaranteed by an eligible guarantor institution (bank, stock broker or savings and loan association with membership in an approved signature medallion program).

        The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by and were not acquired by the undersigned from, and are not being assigned to, an Acquiring Person or an Affiliate or Associate thereof and are not issued with respect to notional Common Shares related to a Derivative Interest described in Section 1.3.4 of the definition of Beneficial Owner (as such terms are defined in the Rights Agreement).

Signature

A-1-40

FORM OF ELECTION TO PURCHASE

        (To be executed if holder desires to exercise Rights represented by the Right Certificate.)

To ASHFORD INC.:

        The undersigned hereby irrevocably elects to exercise Rights represented by this Right Certificate to purchase the Preferred Shares (or other securities or property) issuable upon the exercise of such Rights and requests that certificates for such Preferred Shares (or other securities or property) be issued in the name of:

Please insert Social Security or other identifying number:
(Please print name and address)

        If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert Social Security or other identifying number:
(Please print name and address)

Dated:	Signature

(Signature must conform to the holder specified on the Right Certificate)

Signature Guaranteed:

        Signatures must be guaranteed by an eligible guarantor institution (bank, stock broker or savings and loan association with membership in an approved signature medallion program).

        The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by, were not acquired by the undersigned from and are not being assigned to an Acquiring Person or an Affiliate or Associate thereof and are not issued with respect to notional Common Shares related to a Derivative Interest described in Section 1.3.4 of the definition of Beneficial Owner (as such terms are defined in the Rights Agreement).

Signature

NOTICE

        The signature in the foregoing Forms of Assignment and Election to Purchase must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

        In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, such assignment or election to purchase will not be honored.

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EXHIBIT C

UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

SUMMARY OF RIGHTS TO PURCHASE
PREFERRED SHARES

        On November 16, 2014, the Board of Directors of Ashford Inc. (the "Company") declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of Common Stock, par value $0.01 per share (the "Common Shares") outstanding on November 27, 2014 (the "Record Date") to the stockholders of record on that date. Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Preferred Stock, par value $0.01 per share (the "Preferred Shares"), of the Company, at a price of $275 per one one-thousandth of a Preferred Share represented by a Right (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in an Amended and Restated Rights Agreement (the "Rights Agreement") dated as of August 12, 2015, as the same may be amended from time to time between the Company and Computershare Trust Company, N.A., a federally chartered trust company, as Rights Agent.

        Until the earlier to occur of (i) 10 business days following a public announcement that a person or group of affiliated or associated persons has acquired beneficial ownership of 10% or more of the outstanding Common Shares (with certain exceptions as described below, an "Acquiring Person") (or, in the event an exchange is effected in accordance with Section 24 of the Rights Agreement and the Board determines that a later date is advisable, then such later date that is not more than 20 days after such public announcement) or (ii) 10 business days (or such later date as may be determined by action of the Board of Directors prior to such time as any person becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 10% or more of the outstanding Common Shares (the earlier of such dates, the "Distribution Date"), the Rights will be evidenced, with respect to any of the Common Share certificates outstanding as of the Record Date, by such Common Share certificate with a copy of this Summary of Rights attached thereto.

        A Person shall not be deemed to be an "Acquiring Person" if (i) such Person, on the date of the first public announcement of the adoption of the Rights Agreement, is a Beneficial Owner of 10% or more of the Common Shares of the Company then outstanding, (a "Grandfathered Stockholder"); provided, however, that Monty J. Bennett and his Affiliates and Associates shall not be deemed to be an Acquiring Person for so long as they collectively, in the aggregate, are the Beneficial Owners of, directly or indirectly, 20% or less (the "Bennett Threshold") of the then outstanding Common Shares of the Company (provided that (a) Common Shares held any of by (i) Archie Bennett, Jr., (ii) Ashford Hospitality Trust Inc. ("AHT") or (iii) any directors or officers of AHT, Ashford Hospitality Prime, Inc. or the Company and (b) Common Shares issuable or reserved for issuance to, or held in trust on behalf of or for the benefit of, Monty J. Bennett or any of his beneficiaries pursuant to any nonqualified deferred compensation plan maintained by the Company or any of its Affiliates shall, in all cases, not be aggregated for purposes of determining whether Bennett is the Beneficial Owner of Common Shares in excess of the Bennett Threshold); provided, further, that if a Grandfathered Stockholder becomes, after the Record Date, the Beneficial Owner of additional Common Shares (other than Common Shares acquired solely as a result of corporate action of the Company not caused, directly or indirectly, by such Person) at any time such that the Grandfathered Stockholder is or thereby becomes the Beneficial Owner of 10% or more of the Common Shares then outstanding (or

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such other percentage as would otherwise result in such Person becoming an Acquiring Person), then such Grandfathered Stockholder shall be deemed an Acquiring Person; provided, however, that upon the first decrease of a Grandfathered Stockholder's Beneficial Ownership below 10%, such Grandfathered Stockholder shall no longer be considered a Grandfathered Stockholder. "Beneficial Ownership" shall include any securities such Person or any of such Person's Affiliates or Associates (i) beneficially owns, directly or indirectly, (ii) has the right to acquire, (iii) which are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate of such other Person) with which such first Person or any of such first Person's Affiliates or Associates or any other Person (or any Affiliate or Associate of such other Person) with whom such first Person (or any Affiliates or Associates of such first Person) is Acting in Concert has any agreement, arrangement or understanding, whether or not in writing, for the purpose of acquiring, holding, voting (subject to certain limited exceptions) or disposing of any voting securities of the Company, and (iv) which are the subject of, or the reference securities for, or that underlie, any derivative securities (as defined under Rule 16a-1 under the Exchange Act) of such Person or any of such Person's Affiliates or Associates that increase in value as the value of the underlying equity increases, with the number of Common Shares deemed Beneficially Owned being the notional or other number of Common Shares specified in the documentation evidencing the derivative interest as being subject to be acquired upon the exercise or settlement of the derivative interest or as the basis upon which the value or settlement amount of such derivative interest is to be calculated in whole or in part or, if no such number of Common Shares is specified in such documentation, as determined by the Board of Directors in its sole discretion to be the number of Common Shares to which the derivative interest relates.

        The Rights Agreement provides that, until the Distribution Date (or earlier expiration of the Rights), the Rights will be transferred with and only with the Common Shares. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Share certificates issued after the Record Date or upon transfer or new issuance of Common Shares will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Shares outstanding as of the Record Date, even without such notation or a copy of this Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date, and such separate Right Certificates alone will evidence the Rights.

        The Rights are not exercisable until the Distribution Date. The Rights will expire on February 25, 2018 (the "Final Expiration Date"), unless the Final Expiration Date is extended or unless the Rights are earlier redeemed or exchanged by the Company, in each case, as described below, or upon the occurrence of certain transactions.

        The Purchase Price payable, and the number of Preferred Shares or other securities or property issuable, upon exercise of the Rights is subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Shares; (ii) upon the grant to holders of the Preferred Shares of certain rights or warrants to subscribe for or purchase Preferred Shares at a price, or securities convertible into Preferred Shares with a conversion price, less than the then current market price of the Preferred Shares; or (iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in Preferred Shares) or of subscription rights or warrants (other than those referred to above).

        The number of outstanding Rights and the number of Preferred Shares issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Shares or a

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stock dividend on the Common Shares payable in Common Shares or subdivisions, consolidations or combinations of the Common Shares occurring, in any such case, prior to the Distribution Date.

        Preferred Shares purchasable upon exercise of the Rights will not be redeemable. Each Preferred Share will be entitled, when, as and if declared, to a quarterly dividend payment of 1,000 multiplied by the dividend declared per Common Share. In the event of liquidation, dissolution or winding up of the Company, the holders of the Preferred Shares will be entitled to a payment per share equal to 1,000 multiplied by the aggregate payment made per Common Share. Each Preferred Share will have 1,000 votes, voting together with the Common Shares. In the event of any merger, consolidation or other transaction in which Common Shares are converted or exchanged, each Preferred Share will be entitled to receive 1,000 multiplied by the amount received per Common Share. These rights are protected by customary antidilution provisions.

        Because of the nature of the dividend, liquidation and voting rights of the Preferred Shares, the value of the one one-thousandth interest in a Preferred Share purchasable upon exercise of each Right should approximate the value of one Common Share.

        From and after the time any person becomes an Acquiring Person, if the Rights evidenced by this Right Certificate are or were at any time on or after the earlier of (i) the date of such event or (ii) the Distribution Date acquired or beneficially owned by an Acquiring Person or an Associate or Affiliate of an Acquiring Person (as such terms are defined in the Rights Agreement), such Rights shall become void, and any holder of such Rights shall thereafter have no right to exercise such Rights.

        If, at any time after a person becomes an Acquiring Person, the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or Earning Power (as defined in the Rights Agreement) are sold, proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Right. If any Person becomes an Acquiring Person, proper provision shall be made so that each holder of a Right, other than Rights beneficially owned by the Acquiring Person and its Affiliates and Associates (which will thereafter be void), will thereafter have the right to receive upon exercise that number of Common Shares having a market value of two times the exercise price of the Right. If the Board of Directors so elects, the Company shall deliver upon payment of the exercise price of a Right an amount of cash or securities equivalent in value to the Common Shares issuable upon exercise of a Right; provided that, if the Company fails to meet such obligation within 30 days following the date a person becomes an Acquiring Person, the Company must deliver, upon exercise of a Right but without requiring payment of the exercise price then in effect, Common Shares (to the extent available) and cash equal in value to the difference between the value of the Common Shares otherwise issuable upon the exercise of a Right and the exercise price then in effect. The Board of Directors may extend the 30-day period described above for up to an additional 60 days to permit the taking of action that may be necessary to authorize sufficient additional Common Shares to permit the issuance of Common Shares upon the exercise in full of the Rights.

        At any time after any person becomes an Acquiring Person and prior to the acquisition by any Person or group of a majority of the outstanding Common Shares, the Board of Directors of the Company may exchange the Rights (other than Rights owned by such Person or group which have become void), in whole or in part, at an exchange ratio of one Common Share per Right (subject to adjustment).

        With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Preferred Shares will be issued (other than fractions which are integral multiples of one one-thousandth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts), and

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in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Shares on the last trading day prior to the date of exercise.

        At any time prior to the time any person or group becomes an Acquiring Person, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (the "Redemption Price"). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

        The terms of the Rights Agreement may be amended by the Board of Directors of the Company without the consent of the holders of the Rights provided that no such amendment may adversely affect the interests of the holders of Rights. Without limiting the foregoing, the Company may at any time prior to such time as any Person being an Acquiring Person amend the Rights Agreement to lower the threshold at which a person or group becomes an Acquiring Person, but may not lower the threshold below 5% of the outstanding Common Shares. In addition, the Board may not cause a person or group to become an Acquiring Person by lowering this threshold below the percentage interest that such person or group already owns from and after such time as any Person becomes an Acquiring Person no such amendment may adversely affect the interests of the holders of the Rights (other than the Acquiring Person and its Affiliates and Associates).

        Until a Right is exercised or exchanged, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

        A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Quarterly Report on Form 10-Q dated August 14, 2015. A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is hereby incorporated herein by reference.

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ANNEX A-2
AMENDMENT NO. 1 TO THE AMENDED AND RESTATED RIGHTS AGREEMENT

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 ASHFORD INC.

AND

COMPUTERSHARE TRUST COMPANY, N.A.
Rights Agent

Amendment No. 1 to the Amended and Restated Rights Agreement

Dated as of October 31, 2016

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AMENDMENT NO. 1
TO THE AMENDED AND RESTATED RIGHTS AGREEMENT

        This Amendment No. 1 to the Amended and Restated Rights Agreement (this "Amendment"), dated as of October 31, 2016, between Ashford Inc., a Maryland corporation (the "Company"), as successor to Ashford Inc., a Delaware corporation ("Ashford Delaware"), and Computershare Trust Company, N.A., a federally chartered trust company (the "Rights Agent"). All capitalized terms used in this Amendment and not otherwise defined herein shall have the respective meanings set forth in the Amended and Restated Rights Agreement (as defined below).

W I T N E S S E T H:

        WHEREAS, Ashford Delaware and the Rights Agent are parties to that certain Amended and Restated Rights Agreement, dated as of August 12, 2015 (the "Amended and Restated Rights Agreement");

        WHEREAS, in order to change Ashford Delaware's state of incorporation from Delaware to Maryland, Ashford Delaware is merging with and into the Company effective as of the date hereof, with the Company surviving the merger (the "Reincorporation Merger");

        WHEREAS, the Company wishes to amend the Amended and Restated Rights Agreement in order to make certain changes and provisions that are necessary or desirable to reflect the Reincorporation Merger and which do not adversely affect the interests of the holders of the Rights; and

        WHEREAS, in compliance with the terms of Section 27 of the Amended and Restated Rights Agreement, the Company may from time to time, and the Rights Agent shall if the Company so directs, supplement or amend the Amended and Restated Rights Agreement to make any change to or delete any provision hereof or to adopt any other provisions with respect to the Rights which the Company may deem necessary or desirable.

        NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto hereby agree as follows:

        Section 1.    Definitions.

          (a)   The definition of "Company" contained in the preamble of the Amended and Restated Rights Agreement is hereby amended in its entirety to read as follows:

    "Ashford Inc., a Maryland corporation (the "Company"),"

          (b)   The definition of "Preferred Shares" contained in Section 1.22 of the Amended and Restated Rights Agreement is hereby amended in its entirety to read as follows:

    ""Preferred Shares" means shares of Series A Preferred Stock, par value $0.01 per share, of the Company having such rights and preferences as are set forth in Exhibit A hereto, as the same may be amended from time to time."

        Section 2.    Notices.     That portion of Section 26 of the Amended and Restated Rights Agreement that pertains to the address of the Company is hereby amended to read as follows:

    "Ashford Inc.
    14185 Dallas Parkway Suite 1100
    Dallas, Texas 75254
    Attention: General Counsel

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    Copy to:

    Cadwalader, Wickersham & Taft LLP
    One World Financial Center
    New York, New York 10281
    Attention: Richard M. Brand"

        Section 3.    Governing Law.     Section 31 of the Amended and Restated Rights Agreement is hereby amended in its entirety to read as follows:

          "31.    Governing Law.    This Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Maryland and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts to be made and performed entirely within such state, except that the rights, duties and obligations of the Rights Agent shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts to be made and performed entirely within such state."

        Section 4.    Exhibit A.     Exhibit A to the Amended and Restated Rights Agreement is hereby amended in its entirety to read as set forth in Exhibit A to this Amendment.

        Section 5.    Exhibit B.     Exhibit B to the Amended and Restated Rights Agreement is hereby amended in its entirety to read as set forth in Exhibit B to this Amendment.

        Section 6.    Exhibit C.     Exhibit C to the Amended and Restated Rights Agreement is hereby amended in its entirety to read as set forth in Exhibit C to this Amendment.

        Section 7.    Governing Law.     This Amendment shall be deemed to be a contract made under the laws of the State of Maryland and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts to be made and performed entirely within such state, except that the rights, duties and obligations of the Rights Agent shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts to be made and performed entirely within such state.

        Section 8.    Counterparts.     This Amendment may be executed in any number of counterparts, and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Amendment executed and/or transmitted electronically shall have the same authority, effect and enforceability as an original signature.

        Section 9.    Descriptive Headings.     Descriptive headings of the several Sections of this Amendment are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

        Section 10.    Ratification of the Amended and Restated Rights Agreement.     Except as expressly amended hereby, the Amended and Restated Rights Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.

[Signatures follow on the next page.]

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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and the year first above written.

ASHFORD INC.
By:	/s/ DAVID A. BROOKS
	Name:	David A. Brooks
	Title:	Chief Operating Officer and General Counsel
COMPUTERSHARE TRUST COMPANY, N.A.
By:	/s/ FRED PAPENMEIER
	Name:	Fred Papenmeier
	Title:	Vice President & Manager

[Signature Page to Amendment No. 1 to Amended and Restated Rights Agreement]

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EXHIBIT A
(Terms of Series A Preferred Stock)

Series A Preferred Stock.

        (a)    Designation and Amount.     The shares of this series shall be designated as Series A Preferred Stock (the "Series A Preferred Stock"), and the number of shares constituting the Series A Preferred Stock shall be two million (2,000,000). Such number of shares may be increased or decreased by resolution of the Board; provided, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Preferred Stock.

        (b)    Dividends and Distributions.

            (i)  Subject to the rights of the holders of any shares of any class or series of Preferred Stock (or any other stock of the Corporation) ranking prior and superior to the shares of Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of shares of any class or series of stock of the Corporation ranking junior to the Series A Preferred Stock in respect thereof, shall be entitled to receive, when, as and if declared by the Board out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of March, June, September and December in each year (each such date a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount (if any) per share (rounded to the nearest cent), subject to the provision for adjustment hereinafter set forth, equal to 1,000 multiplied by the aggregate per share amount of all cash dividends, and 1,000 multiplied by the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise) declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

           (ii)  The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in Section (b)(i) immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock).

          (iii)  Dividends due pursuant to Section (b)(i) shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before

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  such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

        (c)    Voting Rights.     The holders of shares of Series A Preferred Stock shall have the following voting rights:

            (i)  Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

           (ii)  Except as otherwise provided in the Charter, including any other Articles Supplementary creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other Capital Stock having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

          (iii)  Except as set forth herein, or as otherwise required by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

        (d)    Certain Restrictions.

            (i)  Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section (b) are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

            (A)  declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding-up) to the Series A Preferred Stock;

            (B)  declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding-up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled; or

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            (C)  redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding-up) to the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (as to dividends and upon dissolution, liquidation or winding-up) to the Series A Preferred Stock.

           (ii)  The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (a) of this Section (d), purchase or otherwise acquire such shares at such time and in such manner.

        (e)    Reacquired Shares.     Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall automatically and without further Board action become authorized but unissued shares of Preferred Stock that may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein or in the Charter, including any Articles Supplementary creating a series of Preferred Stock or any similar stock, or as otherwise required by law.

        (f)    Liquidation, Dissolution or Winding-Up.

            (i)  Upon any liquidation, dissolution or winding-up of the Corporation, voluntary or otherwise, no distribution shall be made to the holders of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding-up) to the Series A Preferred Stock unless, prior thereto, the holders of Series A Preferred Stock shall have received an amount per share (the "Series A Liquidation Preference") equal to an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 multiplied by the aggregate amount to be distributed per share to holders of shares of Common Stock plus an amount equal to any accrued and unpaid dividends. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

           (ii)  If there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other classes and series of stock of the Corporation, if any, that rank on a parity with the Series A Preferred Stock in respect thereof, then the assets available for such distribution shall be distributed ratably to the holders of the Series A Preferred Stock and the holders of such parity shares in proportion to their respective liquidation preferences.

          (iii)  Neither the merger nor consolidation of the Corporation into or with another entity nor the merger or consolidation of any other entity into or with the Corporation shall be deemed to be a liquidation, dissolution or winding-up of the Corporation within the meaning of this Section (f).

        (g)    Consolidation, Merger, Etc.     If the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of

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Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 multiplied by the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

        (h)    Amendment.     At any time that any shares of Series A Preferred Stock are outstanding, the Charter shall not be amended in any manner, including in a merger, consolidation or otherwise, which would alter, change or repeal the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock, voting separately a single class.

        (i)    Rank.     The Series A Preferred Stock shall rank, with respect to the payment of dividends and upon liquidation, dissolution and winding-up, junior to all other series of Preferred Stock, unless the terms of any such series shall provide otherwise, and shall rank senior to the Common Stock as to such matters.

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EXHIBIT B
(Form of Right Certificate)

Certificate No. R-        Rights

NOT EXERCISABLE AFTER FEBRUARY 25, 2018 OR EARLIER IF REDEMPTION OR EXCHANGE OCCURS. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $0.001 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS THAT ARE OR WERE ACQUIRED OR BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR ANY ASSOCIATES OR AFFILIATES THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) OR ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

Right Certificate
ASHFORD INC.

        This certifies that                        , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Amended and Restated Rights Agreement dated as of August 12, 2015, as amended by Amendment No. 1 to the Amended and Restated Rights Agreement dated as of October 31, 2016 (as may be further amended from time to time, the "Rights Agreement"), between Ashford Inc., a Maryland corporation (the "Company"), and Computershare Trust Company, N.A., a federally chartered trust company (the "Rights Agent"), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 p.m., New York time, on November 27, 2014, at the office or offices of the Rights Agent designated for such purpose, or at the office or offices of its successor as Rights Agent designated for such purpose, one one-thousandth of a fully paid non-assessable share of Series A Preferred Stock, par value $0.01 per share (the "Preferred Shares"), of the Company, at a purchase price of $275 per one one-thousandth of a Preferred Share (the "Purchase Price"), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed. The number of Rights evidenced by this Right Certificate (and the number of one one-thousandths of a Preferred Share which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of August 12, 2015, based on the Preferred Shares as constituted at such date. As provided in the Rights Agreement, the Purchase Price and the number of one one-thousandths of a Preferred Share (or other securities or property) which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

        From and after the occurrence of a Stock Acquisition Date (as defined in the Rights Agreement) of the Rights Agreement, if the Rights evidenced by this Right Certificate are or were at any time on or after the earlier of (x) the date of such event or (y) the Distribution Date acquired or beneficially owned by an Acquiring Person or an Associate or Affiliate of an Acquiring Person, such Rights shall become void, and any holder of such Rights shall thereafter have no right to exercise such Rights.

        This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are incorporated herein by this reference and made a part hereof, and to which Rights Agreement reference is made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Rights Agreement are on file at the principal executive offices of the Company and the office or offices of the Rights Agent designated for such purpose. The Company will mail to the holders of this Right Certificate a copy of the Rights Agreement without charge after receipt of a written request therefor.

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        This Right Certificate, with or without other Right Certificates, upon surrender at the office or offices of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of Preferred Shares as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

        Subject to the provisions of the Rights Agreement, at the Company's option, the Rights evidenced by this Certificate (i) may be redeemed by the Company at a redemption price of $0.001 per Right or (ii) may be exchanged in whole or in part for shares of the Company's Common Stock, par value $0.01 per share, or Preferred Shares.

        No fractional Preferred Shares will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-thousandth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

        No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares or of any other securities of the Company which may at any time be issuable on the exercise or exchange hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised or exchanged as provided in the Rights Agreement.

        This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

[Signatures follow on the next page.]

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        WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.

Dated as of            ,        .

Attest:		Ashford Inc.
By:		By:
	Name:		Name:
	Title:		Title:

Countersigned:

COMPUTERSHARE TRUST COMPANY, N.A.
By:	Authorized Signature

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        [Form of Reverse Side of Right Certificate]

FORM OF ASSIGNMENT

        (To be executed by the registered holder if such holder desires to transfer the Right Certificate.)

FOR VALUE RECEIVED	hereby sells, assigns and transfers unto
(Please print name and address of transferee)

        Rights represented by this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                , Attorney, to transfer said Rights on the books of the within-named Company, with full power of substitution.

DATED:                ,

Signature

Signature Guaranteed:

        Signatures must be guaranteed by an eligible guarantor institution (bank, stock broker or savings and loan association with membership in an approved signature medallion program).

Certificate

        The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by and were not acquired by the undersigned from, and are not being assigned to, an Acquiring Person or an Affiliate or Associate thereof and are not issued with respect to notional Common Shares related to a Derivative Interest described in Section 1.4.4 of the definition of Beneficial Owner (as such terms are defined in the Rights Agreement).

Dated:                ,

Signature

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        [Form of Reverse Side of Right Certificate continued]

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to exercise Rights represented by the Right Certificate)

To ASHFORD INC.:

        The undersigned hereby irrevocably elects to exercise            Rights represented by this Right Certificate to purchase the Preferred Shares (or other securities or property) issuable upon the exercise of such Rights and requests that certificates for such Preferred Shares (or other securities or property) be issued in the name of:

        Please insert Social Security or other identifying number:

(Please print name and address)

        If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert Social Security or other identifying number

(Please print name and address)

Dated:                ,

Signature
(Signature must conform to the holder specified on the Right Certificate)

Signature Guaranteed:

        Signatures must be guaranteed by an eligible guarantor institution (bank, stock broker or savings and loan association with membership in an approved signature medallion program).

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        [Form of Reverse Side of Right Certificate continued]

Certificate

        The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by, were not acquired by the undersigned from and are not being assigned to an Acquiring Person or an Affiliate or Associate thereof and are not issued with respect to notional Common Shares related to a Derivative Interest described in Section 1.4.4 of the definition of Beneficial Owner (as such terms are defined in the Rights Agreement).

Dated:                ,

Signature

NOTICE

        The signature in the foregoing Forms of Assignment and Election to Purchase must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

        In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, such assignment or election to purchase will not be honored.

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EXHIBIT C

        UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

SUMMARY OF RIGHTS TO PURCHASE
PREFERRED SHARES

        On November 16, 2014, the Board of Directors of Ashford Inc. (the "Company") declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of Common Stock, par value $0.01 per share (the "Common Shares") outstanding on November 27, 2014 (the "Record Date") to the stockholders of record on that date. Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Preferred Stock, par value $0.01 per share (the "Preferred Shares"), of the Company, at a price of $275 per one one-thousandth of a Preferred Share represented by a Right (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in an Amended and Restated Rights Agreement (the "Amended and Restated Rights Agreement") dated as of August 12, 2015, as amended by Amendment No. 1 to the Amended and Restated Rights Agreement, dated October 31, 2016 (the "Amendment No. 1"), as the same may be further amended from time to time between the Company and Computershare Trust Company, N.A., a federally chartered trust company, as Rights Agent (the Amended and Restated Rights Agreement as amended by Amendment No. 1 and as further amended, the "Rights Agreement").

        Until the earlier to occur of (i) 10 business days following a public announcement that a person or group of affiliated or associated persons has acquired beneficial ownership of 10% or more of the outstanding Common Shares (with certain exceptions as described below, an "Acquiring Person") (or, in the event an exchange is effected in accordance with Section 24 of the Rights Agreement and the Board determines that a later date is advisable, then such later date that is not more than 20 days after such public announcement) or (ii) 10 business days (or such later date as may be determined by action of the Board of Directors prior to such time as any person becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 10% or more of the outstanding Common Shares (the earlier of such dates, the "Distribution Date"), the Rights will be evidenced, with respect to any of the Common Share certificates outstanding as of the Record Date, by such Common Share certificate with a copy of this Summary of Rights attached thereto.

        A Person shall not be deemed to be an "Acquiring Person" if (i) such Person, on the date of the first public announcement of the adoption of the Rights Agreement, is a Beneficial Owner of 10% or more of the Common Shares of the Company then outstanding, (a

        "Grandfathered Stockholder"); provided, however, that Monty J. Bennett and his Affiliates and Associates shall not be deemed to be an Acquiring Person for so long as they collectively, in the aggregate, are the Beneficial Owners of, directly or indirectly, 20% or less (the "Bennett Threshold") of the then outstanding Common Shares of the Company (provided that (a) Common Shares held any of by (i) Archie Bennett, Jr., (ii) Ashford Hospitality Trust Inc. ("AHT") or (iii) any directors or officers of AHT, Ashford Hospitality Prime, Inc. or the Company and (b) Common Shares issuable or reserved for issuance to, or held in trust on behalf of or for the benefit of, Monty J. Bennett or any of his beneficiaries pursuant to any nonqualified deferred compensation plan maintained by the Company or any of its Affiliates shall, in all cases, not be aggregated for purposes of determining whether Monty J. Bennett is the Beneficial Owner of Common Shares in excess of the Bennett Threshold); provided,

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further, that if a Grandfathered Stockholder becomes, after the Record Date, the Beneficial Owner of additional Common Shares (other than Common Shares acquired solely as a result of corporate action of the Company not caused, directly or indirectly, by such Person) at any time such that the Grandfathered Stockholder is or thereby becomes the Beneficial Owner of 10% or more of the Common Shares then outstanding (or such other percentage as would otherwise result in such Person becoming an Acquiring Person), then such Grandfathered Stockholder shall be deemed an Acquiring Person; provided, however, that upon the first decrease of a Grandfathered Stockholder's Beneficial Ownership below 10%, such Grandfathered Stockholder shall no longer be considered a Grandfathered Stockholder. "Beneficial Ownership" shall include any securities such Person or any of such Person's Affiliates or Associates (i) beneficially owns, directly or indirectly, (ii) has the right to acquire, (iii) which are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate of such other Person) with which such first Person or any of such first Person's Affiliates or Associates or any other Person (or any Affiliate or Associate of such other Person) with whom such first Person (or any Affiliates or Associates of such first Person) is Acting in Concert has any agreement, arrangement or understanding, whether or not in writing, for the purpose of acquiring, holding, voting (subject to certain limited exceptions) or disposing of any voting securities of the Company, and (iv) which are the subject of, or the reference securities for, or that underlie, any derivative securities (as defined under Rule 16a-1 under the Exchange Act) of such Person or any of such Person's Affiliates or Associates that increase in value as the value of the underlying equity increases, with the number of Common Shares deemed Beneficially Owned being the notional or other number of Common Shares specified in the documentation evidencing the derivative interest as being subject to be acquired upon the exercise or settlement of the derivative interest or as the basis upon which the value or settlement amount of such derivative interest is to be calculated in whole or in part or, if no such number of Common Shares is specified in such documentation, as determined by the Board of Directors in its sole discretion to be the number of Common Shares to which the derivative interest relates.

        The Rights Agreement provides that, until the Distribution Date (or earlier expiration of the Rights), the Rights will be transferred with and only with the Common Shares. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Share certificates issued after the Record Date or upon transfer or new issuance of Common Shares will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Shares outstanding as of the Record Date, even without such notation or a copy of this Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date, and such separate Right Certificates alone will evidence the Rights.

        The Rights are not exercisable until the Distribution Date. The Rights will expire on February 25, 2018 (the "Final Expiration Date"), unless the Final Expiration Date is extended or unless the Rights are earlier redeemed or exchanged by the Company, in each case, as described below, or upon the occurrence of certain transactions.

        The Purchase Price payable, and the number of Preferred Shares or other securities or property issuable, upon exercise of the Rights is subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Shares; (ii) upon the grant to holders of the Preferred Shares of certain rights or warrants to subscribe for or purchase Preferred Shares at a price, or securities convertible into Preferred Shares with a conversion price, less than the then current market price of the Preferred Shares; or (iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness or assets (excluding

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regular periodic cash dividends or dividends payable in Preferred Shares) or of subscription rights or warrants (other than those referred to above).

        The number of outstanding Rights and the number of Preferred Shares issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Shares or a stock dividend on the Common Shares payable in Common Shares or subdivisions, consolidations or combinations of the Common Shares occurring, in any such case, prior to the Distribution Date.

        Preferred Shares purchasable upon exercise of the Rights will not be redeemable. Each Preferred Share will be entitled, when, as and if declared, to a quarterly dividend payment of 1,000 multiplied by the dividend declared per Common Share. In the event of liquidation, dissolution or winding up of the Company, the holders of the Preferred Shares will be entitled to a payment per share equal to 1,000 multiplied by the aggregate payment made per Common Share. Each Preferred Share will have 1,000 votes, voting together with the Common Shares. In the event of any merger, consolidation or other transaction in which Common Shares are converted or exchanged, each Preferred Share will be entitled to receive 1,000 multiplied by the amount received per Common Share. These rights are protected by customary antidilution provisions.

        Because of the nature of the dividend, liquidation and voting rights of the Preferred Shares, the value of the one one-thousandth interest in a Preferred Share purchasable upon exercise of each Right should approximate the value of one Common Share.

        From and after the time any person becomes an Acquiring Person, if the Rights evidenced by this Right Certificate are or were at any time on or after the earlier of (i) the date of such event or (ii) the Distribution Date acquired or beneficially owned by an Acquiring Person or an Associate or Affiliate of an Acquiring Person (as such terms are defined in the Rights Agreement), such Rights shall become void, and any holder of such Rights shall thereafter have no right to exercise such Rights.

        If, at any time after a person becomes an Acquiring Person, the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or Earning Power (as defined in the Rights Agreement) are sold, proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Right. If any Person becomes an Acquiring Person, proper provision shall be made so that each holder of a Right, other than Rights beneficially owned by the Acquiring Person and its Affiliates and Associates (which will thereafter be void), will thereafter have the right to receive upon exercise that number of Common Shares having a market value of two times the exercise price of the Right. If the Board of Directors so elects, the Company shall deliver upon payment of the exercise price of a Right an amount of cash or securities equivalent in value to the Common Shares issuable upon exercise of a Right; provided that, if the Company fails to meet such obligation within 30 days following the date a person becomes an Acquiring Person, the Company must deliver, upon exercise of a Right but without requiring payment of the exercise price then in effect, Common Shares (to the extent available) and cash equal in value to the difference between the value of the Common Shares otherwise issuable upon the exercise of a Right and the exercise price then in effect. The Board of Directors may extend the 30-day period described above for up to an additional 60 days to permit the taking of action that may be necessary to authorize sufficient additional Common Shares to permit the issuance of Common Shares upon the exercise in full of the Rights.

        At any time after any person becomes an Acquiring Person and prior to the acquisition by any Person or group of a majority of the outstanding Common Shares, the Board of Directors of the Company may exchange the Rights (other than Rights owned by such Person or group which have become void), in whole or in part, at an exchange ratio of one Common Share per Right (subject to adjustment).

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        With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Preferred Shares will be issued (other than fractions which are integral multiples of one one-thousandth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts), and in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Shares on the last trading day prior to the date of exercise.

        At any time prior to the time any person or group becomes an Acquiring Person, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (the "Redemption Price"). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

        The terms of the Rights Agreement may be amended by the Board of Directors of the Company without the consent of the holders of the Rights provided that no such amendment may adversely affect the interests of the holders of Rights. Without limiting the foregoing, the Company may at any time prior to such time as any Person being an Acquiring Person amend the Rights Agreement to lower the threshold at which a person or group becomes an Acquiring Person, but may not lower the threshold below 5% of the outstanding Common Shares. In addition, the Board may not cause a person or group to become an Acquiring Person by lowering this threshold below the percentage interest that such person or group already owns from and after such time as any Person becomes an Acquiring Person no such amendment may adversely affect the interests of the holders of the Rights (other than the Acquiring Person and its Affiliates and Associates).

        Until a Right is exercised or exchanged, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

        A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is hereby incorporated herein by reference.

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ANNEX A-3
AMENDMENT NO. 2 TO THE AMENDED AND RESTATED RIGHTS AGREEMENT

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 ASHFORD INC.

AND

COMPUTERSHARE TRUST COMPANY, N.A.
Rights Agent

Amendment No. 2 to the Amended and Restated Rights Agreement

Dated as of April 6, 2018

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AMENDMENT NO. 2
TO THE AMENDED AND RESTATED RIGHTS AGREEMENT

        This Amendment No. 2 to the Amended and Restated Rights Agreement (this "Amendment"), dated as of April 6, 2018, by and between Ashford Inc., a Maryland corporation (the "Company") and Computershare Trust Company, N.A., a federally chartered trust company (the "Rights Agent"). All capitalized terms used in this Amendment and not otherwise defined herein shall have the respective meanings set forth in the Existing Rights Agreement (as defined below).

W I T N E S S E T H:

        WHEREAS, the Company and the Rights Agent are parties to that certain Amended and Restated Rights Agreement, dated as of August 12, 2015 (the "Amended and Restated Rights Agreement"), as amended by Amendment No. 1 to the Amended and Restated Rights Agreement, dated as of October 31, 2016 ("Amendment No. 1") (the Amended and Restated Rights Agreement as amended by Amendment No. 1, the "Existing Rights Agreement");

        WHEREAS, the Company wishes to amend the Existing Rights Agreement as set forth herein; and

        WHEREAS, in compliance with the terms of Section 27 of the Existing Rights Agreement, the Company may from time to time, and the Rights Agent shall if the Company so directs, supplement or amend the Existing Rights Agreement to make any change to or delete any provision thereof or to adopt any other provisions with respect to the Rights which the Company may deem necessary or desirable.

        NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto hereby agree as follows:

        Section 1.    Definitions.

          (a)   The first paragraph of Section 1.1 of the Existing Rights Agreement is hereby amended in its entirety to read as follows:

    ""Acquiring Person" means any Person (other than an Exempt Person) who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 10% or more of the Common Shares of the Company then outstanding, but shall not include (i) the Company, (ii) any Subsidiary of the Company, (iii) any employee benefit plan of the Company or of any Subsidiary of the Company, (iv) any entity or trustee holding (or acting in a fiduciary capacity in respect of) Common Shares for or pursuant to the terms of any such employee benefit plan or for the purpose of funding any such plan or funding other employee benefits for employees of the Company or of any Subsidiary of the Company, (v) Monty J. Bennett, Archie Bennett, Jr. and their respective Affiliates and

    Associates, and (vi) any Person who or which, at the Close of Business on the Record Date, was a Beneficial Owner of 10% or more of the Common Shares of the Company then outstanding, other than a Person who or which is not an Affiliate or Associate of the Beneficial Owner on the Record Date and who or which subsequently becomes an Affiliate or Associate of such Beneficial Owner without the prior written approval of the Board of Directors (a "Grandfathered Stockholder"); provided, however, that if a Grandfathered Stockholder becomes, after the Record Date, the Beneficial Owner of additional Common Shares (other than Common Shares acquired solely as a result of corporate action of the Company not caused, directly or indirectly, by such Person) at any time such that the Grandfathered Stockholder is or thereby becomes the Beneficial Owner of 10% or more of the Common Shares then outstanding (or such other percentage as would otherwise result in

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    such Person becoming an Acquiring Person), then such Grandfathered Stockholder shall be deemed an Acquiring Person; provided, however, that upon the first decrease of a Grandfathered Stockholder's Beneficial Ownership below 10%, such Grandfathered Stockholder shall no longer be considered a Grandfathered Stockholder and this clause (vi) shall have no further force or effect with respect to such Grandfathered Stockholder."

          (b)   The definition of "Final Expiration Date" contained in Section 1.19 of the Existing Rights Agreement is hereby amended in its entirety to read as follows:

        "Final Expiration Date" means the date of the Company's 2018 annual meeting of stockholders."

        Section 2.    Exhibit B.     Exhibit B to the Existing Rights Agreement is hereby amended in its entirety to read as set forth in Exhibit 1 to this Amendment.

        Section 3.    Exhibit C.     Exhibit C to the Existing Rights Agreement is hereby amended in its entirety to read as set forth in Exhibit 2 to this Amendment.

        Section 4.    Governing Law.     This Amendment shall be deemed to be a contract made under the laws of the State of Maryland and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State, except that the rights, duties and obligations of the Rights Agent shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts to be made and performed entirely within such State.

        Section 5.    Counterparts.     This Amendment may be executed in any number of counterparts, and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Amendment executed and/or transmitted electronically shall have the same authority, effect and enforceability as an original signature.

        Section 6.    Descriptive Headings.     Descriptive headings of the several Sections of this Amendment are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

        Section 7.    Ratification of the Existing Rights Agreement.     Except as expressly amended hereby, the Existing Rights Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.

[Signatures follow on the next page.]

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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and the year first above written.

ASHFORD INC.
By:	/s/ DERIC S. EUBANKS
	Name:	Deric S. Eubanks
	Title:	Chief Financial Officer
COMPUTERSHARE TRUST COMPANY, N.A.
By:	/s/ FRED PAPENMEIER
	Name:	Fred Papenmeier
	Title:	Vice President & Manager

[Signature Page to Amendment No. 2 to Amended and Restated Rights Agreement]

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EXHIBIT 1
(Form of Right Certificate)

Certificate No. R-          Rights

        NOT EXERCISABLE AFTER THE DATE OF THE COMPANY'S 2018 ANNUAL MEETING OF STOCKHOLDERS OR EARLIER IF REDEMPTION OR EXCHANGE OCCURS. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $0.001 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS THAT ARE OR WERE ACQUIRED OR BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR ANY ASSOCIATES OR AFFILIATES THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) OR ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

Right Certificate
ASHFORD INC.

        This certifies that                        , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Amended and Restated Rights Agreement dated as of August 12, 2015, as amended by Amendment No. 1 to the Amended and Restated Rights Agreement dated as of October 31, 2016, as further amended by Amendment No. 2 to the Amended and Restated Rights Agreement dated as of April 6, 2018 (as may be further amended from time to time, the "Rights Agreement"), between Ashford Inc., a Maryland corporation (the "Company"), and Computershare Trust Company, N.A., a federally chartered trust company (the "Rights Agent"), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 p.m., New York time, on November 27, 2014, at the office or offices of the Rights Agent designated for such purpose, or at the office or offices of its successor as Rights Agent designated for such purpose, one one-thousandth of a fully paid non-assessable share of Series A Preferred Stock, par value $0.01 per share (the "Preferred Shares"), of the Company, at a purchase price of $275 per one one-thousandth of a Preferred Share (the "Purchase Price"), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed. The number of Rights evidenced by this Right Certificate (and the number of one one-thousandths of a Preferred Share which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of August 12, 2015, based on the Preferred Shares as constituted at such date. As provided in the Rights Agreement, the Purchase Price and the number of one one-thousandths of a Preferred Share (or other securities or property) which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

        From and after the occurrence of a Stock Acquisition Date (as defined in the Rights Agreement) of the Rights Agreement, if the Rights evidenced by this Right Certificate are or were at any time on or after the earlier of (x) the date of such event or (y) the Distribution Date acquired or beneficially owned by an Acquiring Person or an Associate or Affiliate of an Acquiring Person, such Rights shall become void, and any holder of such Rights shall thereafter have no right to exercise such Rights.

        This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are incorporated herein by this reference and made a part hereof, and to which Rights Agreement reference is made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Rights Agreement are on file at the principal executive offices of the Company and the office or offices of the Rights Agent designated for such

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purpose. The Company will mail to the holders of this Right Certificate a copy of the Rights Agreement without charge after receipt of a written request therefor.

        This Right Certificate, with or without other Right Certificates, upon surrender at the office or offices of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of Preferred Shares as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

        Subject to the provisions of the Rights Agreement, at the Company's option, the Rights evidenced by this Certificate (i) may be redeemed by the Company at a redemption price of $0.001 per Right or (ii) may be exchanged in whole or in part for shares of the Company's Common Stock, par value $0.01 per share, or Preferred Shares.

        No fractional Preferred Shares will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-thousandth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

        No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares or of any other securities of the Company which may at any time be issuable on the exercise or exchange hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised or exchanged as provided in the Rights Agreement.

        This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

[Signatures follow on the next page.]

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        WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.

Dated as of                ,        .

Attest:		Ashford Inc.
By:		By:
	Name:		Name:
	Title:		Title:
Countersigned:
COMPUTERSHARE TRUST COMPANY, N.A.
By:	Authorized Signature

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[Form of Reverse Side of Right Certificate]

FORM OF ASSIGNMENT

        (To be executed by the registered holder if such holder desires to transfer the Right Certificate.)

        FOR VALUE RECEIVED                                    hereby sells, assigns and transfers unto

(Please print name and address of transferee)

        Rights represented by this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                        , Attorney, to transfer said Rights on the books of the within-named Company, with full power of substitution.

DATED:                ,

 Signature

Signature Guaranteed:

        Signatures must be guaranteed by an eligible guarantor institution (bank, stock broker or savings and loan association with membership in an approved signature medallion program).

Certificate

        The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by and were not acquired by the undersigned from, and are not being assigned to, an Acquiring Person or an Affiliate or Associate thereof and are not issued with respect to notional Common Shares related to a Derivative Interest described in Section 1.4.4 of the definition of Beneficial Owner (as such terms are defined in the Rights Agreement).

Dated:                ,

Signature

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[Form of Reverse Side of Right Certificate continued]

FORM OF ELECTION TO PURCHASE
(To be executed if holder desires to exercise Rights represented by the Right Certificate)

To ASHFORD INC.:

        The undersigned hereby irrevocably elects to exercise            Rights represented by this Right Certificate to purchase the Preferred Shares (or other securities or property) issuable upon the exercise of such Rights and requests that certificates for such Preferred Shares (or other securities or property) be issued in the name of:

        Please insert Social Security or other identifying number:

(Please print name and address)

        If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

        Please insert Social Security or other identifying number

(Please print name and address)

Dated:                ,

 Signature

(Signature must conform to the holder specified on the Right Certificate)

Signature Guaranteed:

        Signatures must be guaranteed by an eligible guarantor institution (bank, stock broker or savings and loan association with membership in an approved signature medallion program).

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[Form of Reverse Side of Right Certificate continued]

Certificate

        The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by, were not acquired by the undersigned from and are not being assigned to an Acquiring Person or an Affiliate or Associate thereof and are not issued with respect to notional Common Shares related to a Derivative Interest described in Section 1.4.4 of the definition of Beneficial Owner (as such terms are defined in the Rights Agreement).

Dated:                ,

Signature

NOTICE

        The signature in the foregoing Forms of Assignment and Election to Purchase must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

        In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, such assignment or election to purchase will not be honored.

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EXHIBIT 2

UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

SUMMARY OF RIGHTS TO PURCHASE

PREFERRED SHARES

        On November 16, 2014, the Board of Directors of Ashford Inc. (the "Company") declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of Common Stock, par value $0.01 per share (the "Common Shares"), outstanding on November 27, 2014 (the "Record Date") to the stockholders of record on that date. Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Preferred Stock, par value $0.01 per share (the "Preferred Shares"), of the Company, at a price of $275 per one one-thousandth of a Preferred Share represented by a Right (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in an Amended and Restated Rights Agreement (the "Amended and Restated Rights Agreement") dated as of August 12, 2015, as amended by Amendment No. 1 to the Amended and Restated Rights Agreement, dated as of October 31, 2016 (the "Amendment No. 1"), as further amended by Amendment No. 2 to the Amended and Restated Rights Agreement dated as of April 6, 2018 (the "Amendment No. 2"), as the same may be further amended from time to time by and between the Company and Computershare Trust Company, N.A., a federally chartered trust company, as Rights Agent (the Amended and Restated Rights Agreement as amended by Amendment No. 1 and Amendment No. 2 and as further amended, the "Rights Agreement").

        Until the earlier to occur of (i) 10 business days following a public announcement that a person or group of affiliated or associated persons has acquired beneficial ownership of 10% or more of the outstanding Common Shares (with certain exceptions as described below, an "Acquiring Person") (or, in the event an exchange is effected in accordance with Section 24 of the Rights Agreement and the Board determines that a later date is advisable, then such later date that is not more than 20 days after such public announcement) or (ii) 10 business days (or such later date as may be determined by action of the Board of Directors prior to such time as any person becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or an exchange offer the consummation of which would result in the beneficial ownership by a person or group of 10% or more of the outstanding Common Shares (the earlier of such dates, the "Distribution Date"), the Rights will be evidenced, with respect to any of the Common Share certificates outstanding as of the Record Date, by such Common Share certificate with a copy of this Summary of Rights attached thereto.

        A Person shall not be deemed to be an "Acquiring Person" if (i) such Person, on the date of the first public announcement of the adoption of the Rights Agreement, is a Beneficial Owner of 10% or more of the Common Shares of the Company then outstanding, (a "Grandfathered Stockholder"); provided, however, that Monty J. Bennett, Archie Bennett, Jr. and their respective Affiliates and Associates shall not be deemed to be an Acquiring Person; provided, further, that if a Grandfathered Stockholder becomes, after the Record Date, the Beneficial Owner of additional Common Shares (other than Common Shares acquired solely as a result of corporate action of the Company not caused, directly or indirectly, by such Person) at any time such that the Grandfathered Stockholder is or thereby becomes the Beneficial Owner of 10% or more of the Common Shares then outstanding (or such other percentage as would otherwise result in such Person becoming an Acquiring Person), then such Grandfathered Stockholder shall be deemed an Acquiring Person; provided, however, that upon the first decrease of a Grandfathered Stockholder's Beneficial Ownership below 10%, such Grandfathered

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Stockholder shall no longer be considered a Grandfathered Stockholder. "Beneficial Ownership" shall include any securities such Person or any of such Person's Affiliates or Associates (i) beneficially owns, directly or indirectly, (ii) has the right to acquire, (iii) which are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate of such other Person) with which such first Person or any of such first Person's Affiliates or Associates or any other Person (or any Affiliate or Associate of such other Person) with whom such first Person (or any Affiliates or Associates of such first Person) is Acting in Concert has any agreement, arrangement or understanding, whether or not in writing, for the purpose of acquiring, holding, voting (subject to certain limited exceptions) or disposing of any voting securities of the Company, and (iv) which are the subject of, or the reference securities for, or that underlie, any derivative securities (as defined under Rule 16a-1 under the Exchange Act) of such Person or any of such Person's Affiliates or Associates that increase in value as the value of the underlying equity increases, with the number of Common Shares deemed Beneficially Owned being the notional or other number of Common Shares specified in the documentation evidencing the derivative interest as being subject to be acquired upon the exercise or settlement of the derivative interest or as the basis upon which the value or settlement amount of such derivative interest is to be calculated in whole or in part or, if no such number of Common Shares is specified in such documentation, as determined by the Board of Directors in its sole discretion to be the number of Common Shares to which the derivative interest relates.

        The Rights Agreement provides that, until the Distribution Date (or earlier expiration of the Rights), the Rights will be transferred with and only with the Common Shares. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Share certificates issued after the Record Date or upon transfer or new issuance of Common Shares will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Shares outstanding as of the Record Date, even without such notation or a copy of this Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date, and such separate Right Certificates alone will evidence the Rights.

        The Rights are not exercisable until the Distribution Date. The Rights will expire on the date of the Company's 2018 annual meeting of stockholders (the "Final Expiration Date"), unless the Final Expiration Date is extended or unless the Rights are earlier redeemed or exchanged by the Company, in each case, as described below, or upon the occurrence of certain transactions.

        The Purchase Price payable, and the number of Preferred Shares or other securities or property issuable, upon exercise of the Rights is subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Shares; (ii) upon the grant to holders of the Preferred Shares of certain rights or warrants to subscribe for or purchase Preferred Shares at a price, or securities convertible into Preferred Shares with a conversion price, less than the then current market price of the Preferred Shares; or (iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in Preferred Shares) or of subscription rights or warrants (other than those referred to above).

        The number of outstanding Rights and the number of Preferred Shares issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Shares or a stock dividend on the Common Shares payable in Common Shares or subdivisions, consolidations or combinations of the Common Shares occurring, in any such case, prior to the Distribution Date.

A-3-13

        Preferred Shares purchasable upon exercise of the Rights will not be redeemable. Each Preferred Share will be entitled, when, as and if declared, to a quarterly dividend payment of 1,000 multiplied by the dividend declared per Common Share. In the event of liquidation, dissolution or winding up of the Company, the holders of the Preferred Shares will be entitled to a payment per share equal to 1,000 multiplied by the aggregate payment made per Common Share. Each Preferred Share will have 1,000 votes, voting together with the Common Shares. In the event of any merger, consolidation or other transaction in which Common Shares are converted or exchanged, each Preferred Share will be entitled to receive 1,000 multiplied by the amount received per Common Share. These rights are protected by customary antidilution provisions.

        Because of the nature of the dividend, liquidation and voting rights of the Preferred Shares, the value of the one one-thousandth interest in a Preferred Share purchasable upon exercise of each Right should approximate the value of one Common Share.

        From and after the time any person becomes an Acquiring Person, if the Rights evidenced by this Right Certificate are or were at any time on or after the earlier of (i) the date of such event or (ii) the Distribution Date acquired or beneficially owned by an Acquiring Person or an Associate or Affiliate of an Acquiring Person (as such terms are defined in the Rights Agreement), such Rights shall become void, and any holder of such Rights shall thereafter have no right to exercise such Rights.

        If, at any time after a person becomes an Acquiring Person, the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or Earning Power (as defined in the Rights Agreement) are sold, proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Right. If any Person becomes an Acquiring Person, proper provision shall be made so that each holder of a Right, other than Rights beneficially owned by the Acquiring Person and its Affiliates and Associates (which will thereafter be void), will thereafter have the right to receive upon exercise that number of Common Shares having a market value of two times the exercise price of the Right. If the Board of Directors so elects, the Company shall deliver upon payment of the exercise price of a Right an amount of cash or securities equivalent in value to the Common Shares issuable upon exercise of a Right; provided, that if the Company fails to meet such obligation within 30 days following the date a person becomes an Acquiring Person, the Company must deliver, upon exercise of a Right but without requiring payment of the exercise price then in effect, Common Shares (to the extent available) and cash equal in value to the difference between the value of the Common Shares otherwise issuable upon the exercise of a Right and the exercise price then in effect. The Board of Directors may extend the 30-day period described above for up to an additional 60 days to permit the taking of action that may be necessary to authorize sufficient additional Common Shares to permit the issuance of Common Shares upon the exercise in full of the Rights.

        At any time after any person becomes an Acquiring Person and prior to the acquisition by any Person or group of a majority of the outstanding Common Shares, the Board of Directors of the Company may exchange the Rights (other than Rights owned by such Person or group which have become void), in whole or in part, at an exchange ratio of one Common Share per Right (subject to adjustment).

        With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Preferred Shares will be issued (other than fractions which are integral multiples of one one-thousandth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts), and in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Shares on the last trading day prior to the date of exercise.

A-3-14

        At any time prior to the time any person or group becomes an Acquiring Person, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (the "Redemption Price"). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of the Rights will be to receive the Redemption Price.

        The terms of the Rights Agreement may be amended by the Board of Directors of the Company without the consent of the holders of the Rights, provided, that no such amendment may adversely affect the interests of the holders of the Rights. Without limiting the foregoing, the Company may at any time prior to such time as any Person being an Acquiring Person amend the Rights Agreement to lower the threshold at which a person or group becomes an Acquiring Person, but may not lower the threshold below 5% of the outstanding Common Shares. In addition, the Board may not cause a person or group to become an Acquiring Person by lowering this threshold below the percentage interest that such person or group already owns from and after such time as any Person becomes an Acquiring Person no such amendment may adversely affect the interests of the holders of the Rights (other than the Acquiring Person and its Affiliates and Associates).

        Until a Right is exercised or exchanged, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

        A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is hereby incorporated herein by reference.

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 ASHFORD INC. ATTN: JIM PLOHG 14185 DALLAS PARKWAY SUITE 1100 DALLAS, TX 75254 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E49055-P10302 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY ASHFORD INC. The Board of Directors unanimously recommends you vote FOR the following: For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. The Board of Directors unanimously recommends you vote FOR proposal 2. 2.To extend the term of the stockholder rights plan for an additional three years. For Against Abstain !!! The Board of Directors unanimously recommends you vote FOR proposal 3. 3.To ratify the appointment of BDO USA, LLP, a national public accounting firm, as our independent auditors for the fiscal year ending December 31, 2018.!!! The Board of Directors unanimously recommends you vote FOR proposal 4. ! !! NOTE: To transact any other business that may properly come before the annual meeting of stockholders. For address changes and/or comments, please check this box! and write them on the back where indicated. Please indicate if you plan to attend this meeting.!! YesNo Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

 Important Notice Regarding the Availability of Proxy Materials for the 2018 Annual Meeting of Stockholders: The Notice and Proxy Statement and the 2017 Annual Report are available at www.proxyvote.com E49056-P10302 ASHFORD INC. ANNUAL MEETING OF STOCKHOLDERS - JUNE 15, 2018 This Proxy is solicited by the Board of Directors of Ashford Inc. The undersigned, having received notice of the 2018 Annual Meeting of Stockholders of Ashford Inc. (the "Company") and management’s Proxy Statement therefor, and revoking all prior proxies, hereby appoint(s) Mr. Jim Plohg and Mr. Deric S. Eubanks (with full power of substitution) as proxies of the undersigned to attend the 2018 Annual Meeting of Stockholders of the Company to be held on Friday, June 15, 2018 and any adjourned sessions thereof, and there to vote and act upon the matters listed on the reverse side in respect of all shares of common stock of the Company which the undersigned would be entitled to vote or act upon, with all powers the undersigned would possess if personally present. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR ITEMS 2, 3 AND 4. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark the corresponding box on the reverse side.) CONTINUED AND TO BE SIGNED ON REVERSE SIDE